As filed with the Securities and Exchange Commission on June 30, 2022

1933 Act Registration File No. [  ]

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[      ] Pre-Effective Amendment No. ___
[      ] Post-Effective Amendment No. ___

(Check appropriate box or boxes.)

AMERICAN BEACON FUNDS
(Exact Name of Registrant as Specified in Charter)

220 East Las Colinas Boulevard, Suite 1200
Irving, Texas 75039
(Address of Principal Executive Offices) (Number, Street, City, State, Zip Code)
Registrant’s Area Code and Telephone Number: (817) 391-6100
Jeffrey K. Ringdahl, President
220 East Las Colinas Boulevard
Suite 1200
Irving, Texas 75039
(Name and Address of Agent for Service) (Number and Street, City, State, Zip Code)

Copy to:
Kathy K. Ingber, Esq.
K&L Gates LLP
1601 K Street, NW
Washington, D.C. 20006-1600

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

It is proposed that this Registration Statement will become effective on the 30th day after filing pursuant to Rule 488 under the Securities Act of 1933, as amended.

Title of Securities Being Registered: A Class, C Class, Y Class, R5 Class, R6 Class and Investor Class shares of American Beacon Shapiro SMID Cap Equity Fund, a series of the Registrant.

No filing fee is required because the Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, pursuant to which it has previously registered an indefinite number of shares (File Nos. 033-11387 and 811-04984).

CONTENTS OF REGISTRATION STATEMENT
This Registration Statement contains the following papers and documents:
Cover Sheet
Contents of Registration Statement
Letter to Shareholders
Notice of Special Meeting
Questions and Answers
Part A - Combined Proxy Statement and Prospectus
Part B - Statement of Additional Information
Part C - Other Information
Signature Page
Exhibit Index

AMERICAN BEACON FUNDS
American Beacon Mid-Cap Value Fund

220 East Las Colinas Boulevard
Suite 1200
Irving, Texas 75039

[_________,] 2022
Your action is required. Please vote today.
Dear Valued Shareholder:
A Special Meeting of Shareholders (the “Special Meeting”) of the American Beacon Mid-Cap Value Fund (the “Target Fund”), a series of American Beacon Funds (the “Trust”), will be held at 2:00 p.m. Central Time on October 12, 2022, at the offices of American Beacon Advisors, Inc. (the “Manager”), located at 220 East Las Colinas Blvd., Suite 1200, Irving, Texas 75039.  At the Special Meeting, shareholders of the Target Fund will be asked to approve a proposed Plan of Reorganization and Termination (the “Reorganization Plan”), which provides for the reorganization of the Target Fund into the American Beacon Shapiro SMID Cap Equity Fund (the “Acquiring Fund”), also a series of the Trust (the “Reorganization”), as further described below.  The Target Fund and Acquiring Fund are each referred to herein as a “Fund” and together as the “Funds.”
The Acquiring Fund and Target Fund have identical investment objectives and similar principal investment strategies.  The Target Fund and Acquiring Fund seek long-term capital appreciation and current income.  Each Fund’s investment objective is “fundamental,” which means that it can be changed only with the approval of Fund shareholders.  American Beacon Advisors, Inc. serves as each Fund’s investment advisor and administrator.  The Manager is an experienced provider of investment advisory services, with approximately $23.9 billion in mutual fund assets and $67.7 billion in overall assets under management as of May 31, 2022.  Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”); Pzena Investment Management, LLC (“Pzena”); and WEDGE Capital Management, L.L.P. (“WEDGE”) each serve as sub-advisor to the Target Fund.  Shapiro Capital Management LLC (“Shapiro”) serves as sub-advisor to the Acquiring Fund and will continue to serve as sub-advisor to the Acquiring Fund after the Reorganization.
If the Plan is approved by the Target Fund’s shareholders, and certain other conditions are fulfilled, the Reorganization is expected to take effect on or about October 28, 2022.  At the time of the Reorganization, shareholders of the Target Fund automatically will become shareholders of the Acquiring Fund, by receiving shares of the class with the same aggregate value of the Acquiring Fund as the shareholder’s investment in the Target Fund as set forth below:
Target Fund	Acquiring Fund
A Class shares	A Class shares
Advisor Class shares	A Class shares
C Class shares	C Class shares
Y Class shares	Y Class shares
R6 Class shares	R6 Class shares
R5 Class shares	R5 Class shares
Investor Class shares	Investor Class shares

Shares of the Acquiring Fund would be distributed pro rata on a class-by-class basis by the Target Fund to shareholders in complete liquidation of the Target Fund.  No sales loads, commissions or other transactional fees will be imposed on shareholders in connection with the exchange of their shares.
After giving effect to the Reorganization, it is expected that the gross total annual fund operating expense ratios for each share class of the Acquiring Fund will be the same as or lower than the gross total annual fund operating expense ratios of the corresponding share class of each of the Target Fund and Acquiring Fund prior to the Reorganization.  A contractual fee waiver and expense reimbursement agreement (a “fee waiver agreement”) is in effect through February 28, 2023 for the Target Fund, and for at least two years after the closing date of the Reorganization for the Acquiring Fund.  After the applicable fee waivers, the net total annual fund operating expense ratio of each class of the Acquiring Fund, other than the Investor Class shares, is expected to be the same as or lower than the net total annual fund operating expense ratio of each class of the Target Fund shares, for at least two years after the closing date of the Reorganization.  The net total annual fund operating expense ratio of the Acquiring Fund’s Investor Class shares is expected to be 0.01% higher than the net total annual fund operating expense ratio of the Target Fund’s Investor Class shares due to securities lending expenses that are excluded from the expense ratio cap.  The Manager may be reimbursed by the Funds for any contractual or voluntary fee waivers or expense reimbursements if reimbursement (a) occurs within three years after the waiver/reimbursement and (b) does not cause the total annual fund operating expenses of a class to exceed the contractual percentage limit in effect at the time of the waiver/reimbursement or at the time of the recoupment.
The Board of Trustees (the “Board”) has determined that the Reorganization is in the best interests of the Target Fund and would benefit the Target Fund and its shareholders for several reasons, including the Acquiring Fund’s investment track record, lower sub-advisory fee rates and the Acquiring Fund’s lower expense ratio caps for Y Class and R5 Class shares, as well as its A Class shares as compared to the Target Fund’s Advisor Class shares. The Reorganization is contingent on all of the conditions of the Reorganization Plan being satisfied. Therefore, if the conditions of the Reorganization Plan are not satisfied or waived by mutual agreement of the parties thereto, the Reorganization will not occur, even if the Reorganization Plan is approved by shareholders.
The Board unanimously recommends that shareholders of the Target Fund vote in favor of the proposed Reorganization.
You have multiple options available for how to cast your proxy vote:

Mail:
To vote your proxy by mail, check the appropriate voting box on the reverse side of your proxy card(s), sign and date the card(s) and return it in the enclosed postage-prepaid envelope. If you sign, date and return the proxy card but give no voting instructions, the proxies will vote FOR the proposal.

Internet:	The web address and instructions for voting online can be found on the enclosed proxy card(s). You will be required to provide your control number found on the reverse side of your proxy card(s).

Phone:
Automated Touchtone: the toll-free number for automated touchtone telephone voting can be found on the enclosed proxy card(s).  You must have the control number found on the reverse side of your proxy card(s).

Representative: To cast your vote by phone with a proxy voting representative, call the toll-free number found on the enclosed proxy card(s). You will be required to provide your control number found on the reverse side of your proxy card(s).

While you may attend the Special Meeting in person, voting today will save on the potential cost of future mailings required to obtain shareholder votes.
The attached Combined Proxy Statement and Prospectus contains further information regarding the Reorganization and the Acquiring Fund.  Please read it carefully.  If you have any questions regarding the Reorganization, please call American Beacon Funds toll-free at 1-800-658-5811.
Sincerely,
Jeffrey K. Ringdahl
President
American Beacon Funds
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AMERICAN BEACON FUNDS
American Beacon Mid-Cap Value Fund

220 East Las Colinas Boulevard
Suite 1200
Irving, Texas 75039

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD OCTOBER 12, 2022

To the Shareholders of the American Beacon Mid-Cap Value Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Special Meeting”) of the American Beacon Mid-Cap Value Fund, a series of American Beacon Funds, is to be to be held at 2:00 p.m. Central Time on October 12, 2022, at the offices of American Beacon Advisors, Inc. (the “Manager”), located at 220 East Las Colinas Blvd., Suite 1200, Irving, Texas 75039, to act on the following proposal:

To approve the Plan of Reorganization and Termination (“Reorganization Plan”) approved by the American Beacon Funds’ Board of Trustees, which provides for the reorganization of the American Beacon Mid-Cap Value Fund, a series of American Beacon Funds, into the American Beacon Shapiro SMID Cap Equity Fund, also a series of American Beacon Funds.
Those present and the appointed proxies also will transact such other business, if any, as may properly come before the Special Meeting or any adjournments or postponements thereof.

Holders of record of the shares of beneficial interest in the American Beacon Mid-Cap Value Fund as of the close of business on July 25, 2022 (“Record Date”), are entitled to vote at the Special Meeting or any adjournments or postponements thereof.

If the necessary quorum to transact business or the vote required to approve any proposal is not obtained at the Special Meeting or if a quorum is obtained but sufficient votes required to approve the Reorganization Plan are not obtained, the persons named as proxies on the enclosed proxy card may, but are not required to, propose one or more adjournments of the Special Meeting to permit, in accordance with applicable law, further solicitation of proxies with respect to the proposals.  The persons designated as proxies may use their discretionary authority to vote on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the proxy rules of the Securities and Exchange Commission (the “SEC”), including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on October 12, 2022, or any adjournment or postponement thereof.  This Notice and the attached Combined Proxy Statement and Prospectus (the “Proxy Statement”) are available on the internet at [  ].  On this webpage, you will be able to access the Notice, the Proxy Statement, any accompanying materials, and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.  We encourage you to access and review all of the important information contained in the proxy materials before voting.

By order of the Board of Trustees,

Rosemary K. Behan
Secretary
[  ], 2022
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YOUR VOTE IS IMPORTANT
NO MATTER HOW MANY SHARES YOU OWN

We urge you to vote your shares.  Your prompt vote may save the fund the necessity of further solicitations to ensure a quorum at the Special Meeting.  Shareholders may cast their vote by mail, via the internet, and by telephone as set forth below:

Mail:
To vote your proxy by mail, check the appropriate voting box on the reverse side of your proxy card(s), sign and date the card(s) and return it in the enclosed postage-prepaid envelope. If you sign, date and return the proxy card but give no voting instructions, the proxies will vote FOR the proposal.

Internet:	The web address and instructions for voting online can be found on the enclosed proxy card(s). You will be required to provide your control number found on the reverse side of your proxy card(s).

Phone:
Automated Touchtone: the toll-free number for automated touchtone telephone voting can be found on the enclosed proxy card(s).  You must have the control number found on the reverse side of your proxy card(s).

Representative: To cast your vote by phone with a proxy voting representative, call the toll-free number found on the enclosed proxy card(s). You will be required to provide your control number found on the reverse side of your proxy card(s).

If you have any questions regarding the proposal, the proxy card or need assistance voting your shares, please contact [  ], the American Beacon Mid-Cap Value Fund’s proxy solicitor, toll-free at [  ].  If the fund does not receive your voting instructions after our original mailing, you may be contacted by us or by [  ], in either case, to remind you to vote.

If you can attend the Special Meeting and wish to vote your shares in person at that time, you will be able to do so.  If you hold your shares in “street name” through a broker, bank or other nominee, you should contact your nominee about voting in person at the Special Meeting. If you plan on attending the Special Meeting in person you must notify Terri L. McKinney, at the office of the Manager so that provision may be made for you to be cleared by building security for admittance to the meeting.
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This is a brief overview of the reorganization of the American Beacon Mid-Cap Value Fund into the American Beacon Shapiro SMID Cap Equity Fund.  We encourage you to read the full text of the enclosed Combined Proxy Statement and Prospectus for more information.
Questions and Answers
Q.          What is happening?  Why did I receive this document?
A.          Based on the recommendation of American Beacon Advisors, Inc. (“Manager”), the Board of Trustees (“Board”) of the American Beacon Funds (“Trust”) has approved a Plan of Reorganization and Termination (the “Reorganization Plan”), which provides for the reorganization (the “Reorganization”) of the American Beacon Mid-Cap Value Fund (the “Target Fund”) into the American Beacon Shapiro SMID Cap Equity Fund (the “Acquiring Fund”), each a series of the Trust.  The Target Fund and Acquiring Fund are each referred to herein as a “Fund” and together as the “Funds.”
You are receiving this document because, as of July 25, 2022, you were a shareholder of the Target Fund.  Pursuant to the Reorganization Plan, upon the closing of the Reorganization, your shares of the Target Fund will automatically convert to shares of the Acquiring Fund with an aggregate value equal to the aggregate value of your Target Fund shares as of the close of business on the day the Reorganization is closed, which is currently scheduled to take place on or about October 28, 2022 (“Closing Date”).
The Reorganization Plan requires approval by shareholders of the Target Fund, and if the Reorganization Plan is approved, the Reorganization is expected to close on or about the Closing Date, or such other date as the Board may determine.
The accompanying document is a Proxy Statement for the Target Fund and Prospectus for the Acquiring Fund (“Proxy Statement”).  The purposes of the Proxy Statement are to: (1) solicit votes from shareholders of the Target Fund to approve the Reorganization Plan, which is attached to the Proxy Statement as Appendix A, and (2) provide information to Target Fund shareholders regarding the various classes of shares of the Acquiring Fund.  This Proxy Statement contains information the shareholders of the Target Fund should know prior to the Reorganization.  You should retain this document for future reference.
Q.          What is the purpose of the Reorganization?
A.          The Manager has proposed reorganizing the Target Fund into the Acquiring Fund because the Reorganization will consolidate funds of the Trust that are similar investment products and could increase the Trust’s operational efficiency.  The Board of the Trust has determined that the Reorganization is in the best interests of the Target Fund and would benefit the Target Fund and its shareholders for several reasons, including the Acquiring Fund’s investment track record, lower sub-advisory fee rates and the Acquiring Fund’s lower expense ratio caps for Y Class and R5 Class shares, as well as its A Class shares as compared to the Target Fund’s Advisor Class shares.
Q.          How will the Reorganization work?
A.          If the Reorganization Plan is approved by the Target Fund’s shareholders, and certain other conditions are fulfilled, the Reorganization is expected to take effect on or about October 28, 2022.  At that time, the Target Fund will transfer all of its assets to the Acquiring Fund in exchange solely for shares of the Acquiring Fund having an aggregate net asset value (“NAV”) equal to the Target Fund’s net assets, and the Acquiring Fund’s assumption of all of the Target Fund’s liabilities.  The shares of the Acquiring Fund received by the Target Fund will be distributed pro rata to the Target Fund’s shareholders and the Target Fund will be terminated.  After the close of business on the Closing Date, shareholders of the Target Fund will receive shares of the class with the same aggregate value of the Acquiring Fund that they hold in the Target Fund immediately prior to the Reorganization as set forth below:
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Target Fund	Acquiring Fund
A Class shares	A Class shares
Advisor Class shares	A Class shares
C Class shares	C Class shares
Y Class shares	Y Class shares
R6 Class shares	R6 Class shares
R5 Class shares	R5 Class shares
Investor Class shares	Investor Class shares
Please refer to the Proxy Statement for a detailed explanation of the Reorganization Plan.
Q.          How will this affect me as a Target Fund shareholder?
A.          Shareholders of the Target Fund will become shareholders of the Acquiring Fund.  The shares of the Acquiring Fund that you receive will have an aggregate value equal to the aggregate value of the shares you hold in the Target Fund as of the Closing Date.  No sales loads, commissions or other transactional fees will be imposed on Target Fund shareholders in connection with the Reorganization.  The Target Fund’s procedures for purchasing, redeeming and exchanging shares, valuation procedures and tax information are identical to those of the Acquiring Fund.
Q.          After the Reorganization, will I own the same number of shares?
A.          The Reorganization will not affect the value of your investment at the time of the Reorganization.  The Acquiring Fund shares that you receive will have an aggregate value equal to the aggregate value of the Target Fund shares you held as of the Closing Date.  It is likely, however, that the number of shares you own will change because your shares will be exchanged at the NAV per share of the Acquiring Fund, which is likely to be different from the NAV per share of the Target Fund on the Closing Date.
Q.          How is the Target Fund different from the Acquiring Fund?
A.          Although the Acquiring Fund is substantially similar to the Target Fund, there are several differences between the Funds’ strategies and risks. In this regard, the Target Fund allocates its assets among multiple sub-advisors, whereas the Acquiring Fund is managed by a single sub-advisor. The Target Fund invests principally in the equity securities of middle market capitalization U.S. companies, which it defines as companies with a market capitalization within the range of the Russell Midcap® Index at the time of investment ($212.9 million to $56.7 billion as of April 30, 2022).  By comparison, the Acquiring Fund invests in equity securities of small- and mid-capitalization companies, which it defines as companies with a market capitalization between $1 billion and the market capitalization of the largest company in the Russell 2500 Index, which was $39.4 billion as of April 30, 2022.  However, the Acquiring Fund may invest in companies of all market capitalizations, including micro- and large-capitalization companies, and to a lesser extent, the Target Fund may have exposure to issuers considered small-capitalization companies. Although the Acquiring Fund’s investment sub-advisor seeks to achieve the Acquiring Fund’s investment objective by implementing an intensive fundamental research process to select a focused portfolio of approximately 20‑35 stocks, the sub-advisors of the Target Fund do not seek to select a focused portfolio of investments.
While the Acquiring Fund invests primarily in common stocks, the Target Fund’s investments may include common stocks, real estate investment trusts, master limited partnerships, American depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges.  Additionally, the Target Fund may purchase and sell equity index futures contracts to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs, whereas the Acquiring Fund may invest cash balances in exchange-traded funds.  Both Funds invest in issuers considered “value” stocks, although they may utilize different definitions and criteria for determining whether an issuer is a value stock, and the Target Fund’s sub-advisors’ investment processes incorporate environmental, social, and/or governance (“ESG”) analysis as a consideration in the assessment of potential portfolio investments.  The Target Fund may have significant exposure to the Financials sector, whereas the Acquiring Fund does not invest a significant portion of its assets in any particular sector.
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The differences in the Funds’ investment strategies may result in slightly different principal risks for the Funds, with the Acquiring Fund having exposure to the risks associated with a focused portfolio, micro- and large-capitalization companies, liquidity of investments and ETFs, and the Target Fund having exposure to the risks associated with multiple sub-advisors, ESG considerations, and investments in dividend producing securities, depositary receipts, U.S. dollar-denominated foreign stocks traded on U.S. exchanges, master limited partnerships, real estate investment trusts, futures contracts and the Financials sector.  Please refer to the Proxy Statement for additional explanation regarding these differences.
Q.          Will the service providers to the Target Fund change following the Reorganization?
A.          The Manager is each Fund’s investment manager and administrator.  Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”), Pzena Investment Management, LLC (“Pzena”), and WEDGE Capital Management, L.L.P. (“WEDGE”) (collectively, the “Target Fund Sub-Advisors”) each serve as sub-advisor to the Target Fund.  Shapiro Capital Management LLC (“Shapiro”) serves as sub-advisor to the Acquiring Fund, and will continue to serve as sub-advisor to the Acquiring Fund after the Reorganization.  The Manager and Shapiro are controlled by Resolute Investment Holdings, LLC.  Accordingly, Shapiro is under common control with the Manager and is an “affiliated person” of the Manager within the meaning of Section 2(a)(3) of the Investment Company Act of 1940, as amended.
The Funds use the same service providers, except for their independent registered public accounting firm. Each Fund currently retains Resolute Investment Distributors, Inc. as its distributor and principal underwriter; State Street Bank & Trust Company as custodian and sub-administrator; DST Asset Manager Solutions, Inc. as the transfer agent and dividend paying agent; and K&L Gates LLP as legal counsel.
The Target Fund’s independent registered public accounting firm is Ernst & Young LLP.  The Acquiring Fund’s independent registered public accounting firm is PricewaterhouseCoopers LLP.  PricewaterhouseCoopers LLP will continue to serve as the Acquiring Fund’s independent registered public accounting firm after the Reorganization.
Q.          Do the portfolio managers who manage the Target Fund also manage the Acquiring Fund?
A.          No.  The Target Fund and Acquiring Fund have different portfolio managers because the Funds have different sub-advisors.  Barrow Hanley, Pzena and WEDGE each serve as sub-advisor to the Target Fund, whereas Shapiro serves as sub-advisor to the Acquiring Fund after the Reorganization.
Q.          Will there be any changes to my fees and expenses as a result of the Reorganization?
A.          After giving effect to the Reorganization, it is expected that the Net Expense Ratios (as defined below) for each share class of the Acquiring Fund, other than the Investor Class shares, will be the same as or lower than the Net Expense Ratios of the corresponding share class of each of the Target Fund and Acquiring Fund prior to the Reorganization.  The Net Expense Ratio of the Acquiring Fund’s Investor Class shares is expected to be 0.01% higher than the Net Expense Ratio of the Target Fund’s Investor Class shares due to securities lending expenses that are excluded from the expense ratio cap.
As reflected in the tables setting forth information regarding comparative expense ratios under “Comparative Fee and Expense Tables” in the Proxy Statement, each share class of the Target Fund has a lower total annual fund operating expense ratio (“Total Expense Ratio”) than that of the corresponding share class of the Acquiring Fund, and the Advisor Class shares of the Target Fund have a lower Total Expense Ratio than that of the A Class shares of the Acquiring Fund.  After giving effect to the Reorganization, it is expected that the Total Expense Ratio of each share class of the Acquiring Fund will be the same as or lower than the Total Expense Ratio of the corresponding class of the Target Fund prior to the Reorganization and the Total Expense Ratio of the Acquiring Fund’s A Class shares will be lower than that of the Target Fund’s Advisor Class shares.
The Manager has contractually agreed to waive fees and/or reimburse expenses of the Funds and share classes to the extent that Total Annual Fund Operating Expenses exceed a percentage of that class’s average daily net assets (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses) as follows:
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	A Class	Advisor Class	C Class	Y Class	R6 Class	R5 Class	Investor Class
Target Fund	1.26%	1.49%	2.01%	0.99%	0.90%	0.91%	1.17%
Acquiring Fund	1.26%	N/A	2.01%	0.96%	0.90%	0.89%	1.17%

With respect to the Target Fund, the contractual agreement extends through February 28, 2023.  With respect to the Acquiring Fund, the contractual agreement will extend at least two years from the Closing Date of the Reorganization.
The total annual fund operating expense ratio after fee waivers and/or expense reimbursements (“Net Expense Ratio”) for the Acquiring Fund’s R5 Class and Y Class shares is lower than the Net Expense Ratio of the Target Fund’s R5 Class and Y Class shares, respectively.  The Net Expense Ratio of the Acquiring Fund’s A Class shares is lower than that of the Target Fund’s Advisor Class shares.  The Net Expense Ratio for the Acquiring Fund’s A Class, C Class and R6 Class shares is the same as that of the corresponding class of the Target Fund.  Additionally, the Net Expense Ratio of the Acquiring Fund’s Investor Class shares is 0.01% higher than the Net Expense Ratio of the Target Fund’s Investor Class shares due to securities lending expenses that are excluded from the expense ratio cap.
At current asset levels, the Target Fund and Acquiring Fund pay the same management fee rate to the Manager.  At certain asset levels, the Target Fund would pay a higher management fee rate to the Manager than the Acquiring Fund.  The Manager is paid a management fee as compensation for providing each Fund with management and administrative services. The expenses are allocated daily to each class of shares of a Fund based upon the relative proportion of net assets represented by such class. The Management Agreement provides for the Manager to receive an annualized management fee based on a percentage of a Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:
Target Fund		Acquiring Fund
First $15 billion	0.35%	First $5 billion	0.35%
Next $15 billion	0.325%	Next $5 billion	0.325%
Over $30 billion	0.30%	Next $10 billion	0.30%
		Over $20 billion	0.275%

The Target Fund pays a higher blended investment advisory fee rate to the Target Fund Sub-Advisors than the Acquiring Fund pays to Shapiro.  The Acquiring Fund’s management and investment advisory fee rate schedules will not change following the Reorganization
Q.          Will the Reorganization result in any federal income tax liability for the Target Fund or its shareholders?
A.          The Reorganization is expected to be a tax-free transaction for federal income tax purposes.  The Trust expects that neither the Target Fund nor its shareholders will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization, and the Trust expects to receive a tax opinion from K&L Gates LLP, counsel to the Trust, substantially to that effect. Shareholders should consult their own tax advisers about possible state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this document relates only to the federal income tax consequences of the Reorganization.
The Target Fund plans to sell assets in advance of the Reorganization to more closely align its portfolio with the Acquiring Fund’s portfolio.  As a result, the Target Fund could recognize net capital gains that would be taxable to Target Fund shareholders as ordinary income and/or long-term capital gain depending on the Target Fund’s holding period for such assets (unless they hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts) when distributed to them before the Reorganization.  Also, the disposition of assets before the Reorganization could result in the Target Fund selling securities at a disadvantageous time and realizing
8

losses that otherwise would not have been realized.  The plan to transition the Target Fund’s portfolio could change under certain circumstances, including, for example, in response to significant market events.
While the Reorganization is expected to be tax-free for federal income tax purposes, you will recognize a gain for federal income tax purposes (unless you hold your shares through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account) in the event that the Target Fund must make a distribution to its shareholders by the Closing Date of all undistributed net income and net capital gains, including net capital gains realized by the Target Fund in connection with certain changes made to align its portfolio with that of the Acquiring Fund prior to the Reorganization.  It is also expected that the Acquiring Fund will distribute its recognized gains to its shareholders prior to the Reorganization so that the Target Fund’s shareholders will not receive distributions of such gains after the Reorganization.  Please see the Proxy Statement for more information.
Q.          Will I need to open an account in the Acquiring Fund prior to the Reorganization?

A.          No.  An account will be set up in your name and your shares of the Target Fund automatically will be converted to the corresponding class of shares of the Acquiring Fund.  You will receive confirmation of this transaction following the Reorganization.
Q.          What if I already own shares of the Acquiring Fund?
A.          If you already own shares of both the Target Fund and the Acquiring Fund, the Acquiring Fund shares you receive in the Reorganization will be added to your existing account so long as your account in each Fund has the same account number.
Q.          Can I still purchase and redeem shares of the Target Fund until the Reorganization?

A.          You may continue to purchase shares of the Target Fund only through October 24, 2022.  Effective October 25, 2022, the Target Fund will no longer accept purchases or exchanges of shares.  You may continue to redeem shares of the Target Fund until the day prior to the Closing Date of the Reorganization.  Redemption requests received by the transfer agent on or after the Closing Date will be treated as requests received for the redemption of shares of the Acquiring Fund received by the shareholder in connection with the Reorganization.
Q.          What if I want to exchange my shares into another fund in the American Beacon Funds prior to the Reorganization?

A.          You may exchange your shares into another fund in the American Beacon Funds before the Closing Date of the Reorganization in accordance with your existing exchange privileges.  If you choose to exchange your shares of the Target Fund for another fund in the American Beacon Funds, including the Acquiring Fund, your request will be treated as a normal exchange of shares and will be a taxable transaction unless your shares are held in a tax-deferred account, such as an individual retirement account.  Exchanges may be subject to minimum investment requirements, sales loads, and redemption fees.

Q.          Who is paying the costs of the Reorganization?
A.            The Manager shall bear the expenses relating to the Reorganization. Notwithstanding the foregoing, expenses shall be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in that Fund’s disqualification as a regulated investment company under the Internal Revenue Code of 1986, as amended, or would prevent the Reorganization from qualifying as a tax-free reorganization.  The costs of the changes to the Target Fund’s portfolio prior to the Reorganization will be borne by the Target Fund.  The costs of such changes would be subject to the existing fee waiver/expense reimbursement agreement between the Trust, on behalf of the Target Fund, and the Manager.  However, brokerage commissions associated with such changes are excluded from the fee waiver/expense reimbursement agreement, and thus would be borne by the Target Fund.
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Q.          Who do I contact if I have questions about the Reorganization?
A.          If you have any questions about the Reorganization, please call the Manager at 1-800-658-5811.

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PROXY STATEMENT

for

AMERICAN BEACON MID-CAP VALUE FUND,
a series of American Beacon Funds

and

PROSPECTUS

for

AMERICAN BEACON SHAPIRO SMID CAP EQUITY FUND,
a series of American Beacon Funds

Dated
[____________,] 2022

220 East Las Colinas Boulevard
Suite 1200
Irving, Texas 75039
(817) 391-6100
_____________________________________

This Combined Proxy Statement and Prospectus (the “Proxy Statement”) is being sent to you in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of American Beacon Funds (the “Trust”) for use at a Special Meeting of Shareholders (the “Special Meeting”) of the American Beacon Mid-Cap Value Fund (the “Target Fund”), a series of the Trust, to be held at 2:00 p.m. Central Time on October 12, 2022, at the offices of the Manager, located at 220 East Las Colinas Blvd., Suite 1200, Irving, Texas 75039.  The Target Fund is managed by American Beacon Advisors, Inc. (the “Manager”) and subadvised by Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”); Pzena Investment Management, LLC (“Pzena”); and WEDGE Capital Management, L.L.P. (“WEDGE”) (collectively, the “Target Fund Sub-Advisors”).  At the Special Meeting, shareholders of the Target Fund who are entitled to vote will be asked to approve the following proposal:
To approve the Plan of Reorganization and Termination approved by the American Beacon Funds’ Board of Trustees, which provides for the reorganization of the American Beacon Mid-Cap Value Fund, a series of American Beacon Funds, into the American Beacon Shapiro SMID Cap Equity Fund, also a series of American Beacon Funds.
Those present and the appointed proxies also will transact any other business as may properly come before the Special Meeting or any adjournments or postponements thereof.
The American Beacon Shapiro SMID Cap Equity Fund (the “Acquiring Fund”) also is a series of the Trust.  Each of the Acquiring Fund and Target Fund is referred to individually as a “Fund” and collectively the Acquiring Fund and the Target Fund are referred to as the “Funds.”  Both Funds are diversified open-end management investment companies registered with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act” or “Investment Company Act”).
This Proxy Statement sets forth concisely the basic information you should know before voting on the proposal.  You should read it before voting on the proposal and keep it for future reference.  Additional information relating to the Acquiring Fund and this Proxy Statement is set forth in the Statement of Additional Information to this Proxy Statement dated [  ], 2022, which is incorporated by reference into this Proxy Statement.  Additional information about the Acquiring Fund has been filed with the SEC and is available upon request and without charge by writing to the Acquiring Fund or by calling 1-800-658-5811.  The Target Fund expects that this Proxy Statement will be mailed to shareholders on or about August 24, 2022.
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The following documents have been filed with the Securities and Exchange Commission (“SEC”) and are incorporated by reference into this Proxy Statement, which means they are part of this Proxy Statement for legal purposes:
1.	The Statement of Additional Information (“SAI”) dated [ ], 2022, relating to this Proxy Statement (File No. 333-[ ]).
2.	The Prospectus and SAI for the Target Fund, dated March 1, 2022, as supplemented (File Nos. 033-11387 and 811-04984).
3.	The Prospectus and SAI for the Acquiring Fund, dated October 28, 2021, as supplemented (File Nos. 033-11387 and 811-04984).
4.	The Annual Report to shareholders of the Target Fund, for the fiscal year ended October 31, 2021.
5.	The Semi-Annual Report to shareholders of the Target Fund, for the fiscal period ended April 30, 2022.
6.	The Annual Report to shareholders of the Acquiring Fund, for the fiscal year ended June 30, 2021.
7.	The Semi-Annual Report to shareholders of the Acquiring Fund, for the fiscal period ended December 31, 2021.
The Annual and Semi-Annual Shareholder Reports listed above have previously been provided to shareholders as applicable.  For a free copy of these reports or any of the documents listed above, you may call 1-800-658-5811, send an email to americanbeaconfunds@ambeacon.com or write to the Funds at:

American Beacon Funds
P.O. Box 219643
Kansas City, MO 64121-9643

The Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended.  Accordingly, the Trust must file certain reports and other information with the SEC.  Proxy material, reports, proxy and information statements, and other information about the Trust are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
Please note that the shares offered by this Proxy Statement are not bank deposits, are not federally insured, are not guaranteed by any bank or government agency and may lose value. There is no assurance that any Fund will achieve its investment objectives.
No person has been authorized to give any information or to make any representations other than those contained in this Proxy Statement and, if given or made, such other information or representations must not be relied upon as having been authorized by the Target Fund or Acquiring Fund.
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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TABLE OF CONTENTS

SUMMARY OF THE PROPOSED REORGANIZATION	1
Reasons for the Reorganization	1
The Reorganization	1
Considerations Regarding the Reorganization	2
Comparative Fee and Expense Tables	5
Example of Fund Expenses	9
Fund Turnover	10
Comparison of Investment Objectives, Policies, Strategies, Advisers and Portfolio Managers	10
Comparison of Principal Risk Factors	16
Comparison of Investment Restrictions and Limitations	24
Comparative Performance Information	27
Capitalization	29
ADDITIONAL INFORMATION ABOUT THE REORGANIZATION	31
Terms of the Reorganization Plan	31
Description of the Securities to Be Issued	32
Board Considerations	33
Federal Income Tax Consequences of the Reorganization	35
Form of Organization and Rights of Shareholders of the Funds	36
ADDITIONAL INFORMATION ABOUT THE FUNDS	38
Service Providers	38
“Householding”	42
Additional Information	43
FINANCIAL HIGHLIGHTS	45
APPENDIX A	A-1
APPENDIX B	B-1
APPENDIX C	C-1
APPENDIX D	D-1

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SUMMARY OF THE PROPOSED REORGANIZATION
You should read this entire Proxy Statement carefully. The following is a summary of certain information relating to the Reorganization and is qualified in its entirety by reference to the more complete information contained elsewhere in this Proxy Statement and the attached appendices. For additional information about the Reorganization, you should consult the Reorganization Plan, a copy of the form of which is attached hereto as Appendix A.
Reasons for the Reorganization
The Manager, the Funds’ investment adviser, has proposed reorganizing the Target Fund into the Acquiring Fund because the Reorganization would consolidate funds of the Trust that are similar investment products and could increase the Trust’s operational efficiency.  The Board of the Trust has determined that the Reorganization is in the best interests of the Target Fund and would benefit the Target Fund and its shareholders for several reasons, including the Acquiring Fund’s investment track record, lower sub-advisory fee rates and lower expense ratio caps for Y Class and R5 Class shares as well as its A Class shares as compared to the Target Fund’s Advisor Class shares.  At meetings held on June 7-8, 2022, after careful consideration of a number of factors, the Board voted to approve the Reorganization as being in the best interests of the Target Fund and the Acquiring Fund.  See “Board Considerations” below for further information.
The Reorganization
The Reorganization will take effect on or about October 28, 2022 (“Closing Date”).
If the shareholders of the Target Fund approve the Plan of Reorganization and Termination (the “Reorganization Plan”), the Reorganization Plan provides for:
●
the Target Fund’s transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for Acquiring Fund shares having an aggregate net asset value (“NAV”) equal to the Target Fund’s net assets and the Acquiring Fund’s assumption of all the liabilities of the Target Fund;

●	the distribution of those Acquiring Fund shares pro rata to the Target Fund’s shareholders; and
●	the complete termination of the Target Fund.
Approval of the Reorganization Plan by shareholders of the Target Fund will constitute approval of the transfer of the Target Fund’s assets, the assumption of all of its liabilities, the distribution of the Acquiring Fund’s shares, and liquidation of the Target Fund.
The Target Fund and the Acquiring Fund each offer A Class, C Class, Y Class, R6 Class, R5 Class and Investor Class shares.  The Target Fund also offers Advisor Class shares, which the Acquiring Fund does not offer.  After the close of business on the Closing Date, each Target Fund shareholder will receive shares with the same aggregate value of the Acquiring Fund that the shareholder holds in the Target Fund immediately prior to the Reorganization, as set forth below:
Target Fund	Acquiring Fund
A Class shares	A Class shares
Advisor Class shares	A Class shares
C Class shares	C Class shares
Y Class shares	Y Class shares
R6 Class shares	R6 Class shares
R5 Class shares	R5 Class shares
Investor Class shares	Investor Class shares

Each class of shares of the Target Fund has the same purchase, exchange and redemption procedures as the corresponding class of shares of the Acquiring Fund.  The Target Fund’s Advisor Class shares have the same purchase, exchange and redemption procedures as the Funds’ A Class shares.

You will not incur any sales loads or similar transaction charges as a result of the Reorganization.  Further, for purposes of calculating any holding period used to determine a contingent deferred sales charge, your original purchase date of the relevant share class of the Target Fund will apply.  After giving effect to the Reorganization, the total annual operating expenses of each share class of the Acquiring Fund are expected to be the same as or lower than that of the corresponding class of the Target Fund, and the total annual operating expenses of the A Class shares of the Acquiring Fund are expected to be lower than those of the Advisor Class shares of the Target Fund, at the same asset levels.  Additionally, after the applicable fee waivers, the net total annual fund operating expense ratio of each class of the Acquiring Fund, other than the Investor Class shares, is expected to be the same as or lower than the net total annual fund operating expense ratio of each class of the Target Fund shares, and the net total annual fund operating expenses of the A Class shares of the Acquiring Fund are expected to be lower than those of the Advisor Class shares of the Target Fund, for at least two years after the closing date of the Reorganization.  The net total annual fund operating expense ratio of the Acquiring Fund’s Investor Class shares is expected to be 0.01% higher than the net total annual fund operating expense ratio of the Target Fund’s Investor Class shares due to securities lending expenses that are excluded from the expense ratio cap.

The Reorganization is expected to be a tax-free transaction for federal income tax purposes.  The Trust expects that neither the Target Fund nor its shareholders will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization, and the Trust expects to receive a tax opinion from K&L Gates LLP, counsel to the Trust, substantially to that effect.  See “Federal Income Tax Consequences of the Reorganizations” below for further information.  It is expected that both the Target Fund and the Acquiring Fund may make taxable distributions to their respective shareholders in advance of the Reorganization.  Shareholders should consult their own tax advisers about possible state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this document relates only to the federal income tax consequences of the Reorganization.

Considerations Regarding the Reorganization
Please note the following information regarding the Reorganization:

Investment Objectives, Policies, Strategies and Risks of the Funds

●
The Target Fund and Acquiring Fund pursue identical investment objectives.  Both Funds seek long-term capital appreciation and current income.  Each Fund’s investment objective is “fundamental,” which means that it can be changed only with the approval of Fund shareholders.

●
The Target Fund allocates its assets among multiple sub-advisors, whereas the Acquiring Fund is managed by a single sub-advisor.  Under normal circumstances, the Target Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of middle market capitalization U.S. companies.  These are defined by the Target Fund as companies with a market capitalization within the range of the Russell Midcap® Index at the time of investment ($212.9 million to $56.7 billion as of April 30, 2022).  By comparison, the Acquiring Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of small- and mid-capitalization companies.  These are defined by the Acquiring Fund as companies with a market capitalization between $1 billion and the market capitalization of the largest company in the Russell 2500 Index, which was $39.4 billion as of April 30, 2022.  However, the Acquiring Fund may invest in companies of all market capitalizations, including micro- and large-capitalization companies, and to a lesser extent, the Target Fund may have exposure to issuers considered small-capitalization companies.  Although the Acquiring Fund’s investment sub-advisor seeks to achieve the Acquiring Fund’s investment objective by implementing an intensive fundamental research process to select a focused portfolio of approximately 20‑35 stocks, the sub-advisors of the Target Fund do not seek to select a focused portfolio of investments.

●
The Target Fund’s investments may include common stocks, real estate investment trusts, master limited partnerships, American depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges, whereas the Acquiring Fund invests primarily in common stocks.  Both Funds invest in issuers considered “value” stocks, although they may utilize different definitions and criteria for determining whether an issuer is a value stock.  The Target Fund sub-advisors’ investment processes incorporate the sub-advisors’ environmental, social, and/or governance (“ESG”) analysis as a consideration in the assessment of all potential portfolio investments, whereas the Acquiring Fund sub-advisor’s investment process does not incorporate such analysis.  The Target Fund may have significant exposure to the Financials sector, whereas the Acquiring Fund does not invest a significant portion of its assets in any particular sector.  The Target Fund may purchase and sell equity index futures contracts to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs, which the Acquiring Fund does not utilize.  Conversely, the Acquiring Fund may invest cash balances in exchange-traded funds, which the Target Fund does not.

●
The principal risks associated with investments in the Target Fund and the Acquiring Fund are described in the table below.  The differences in the Funds’ investment strategies may result in slightly different principal risks for the Funds, with the Acquiring Fund having exposure to the risks associated with a focused portfolio, micro- and large-capitalization companies, liquidity of investments and ETFs, and the Target Fund having exposure to the risks associated with multiple sub-advisors, ESG considerations, and investments in dividend producing securities, depositary receipts, U.S. dollar-denominated foreign stocks traded on U.S. exchanges, master limited partnerships, real estate investment trusts, futures contracts and the Financials sector.

●
The fundamental and non-fundamental investment restrictions for the Funds are substantially identical.   Although the limitation is materially the same, the Funds have a slightly different fundamental investment restriction on concentration.

Investment Adviser, Sub-Advisor and Other Service Providers

●
The Manager is each Fund’s investment manager and administrator.  Barrow Hanley, Pzena and WEDGE each serve as sub-advisor to the Target Fund.  Shapiro Capital Management LLC (“Shapiro”) serves as sub-advisor to the Acquiring Fund, and will continue to serve as sub-advisor to the Acquiring Fund after the Reorganization.  See “Comparison of Investment Objectives, Policies, Strategies, Advisers and Portfolio Managers” below for further information.

●
The Manager and Shapiro are controlled by Resolute Investment Holdings, LLC. Accordingly, Shapiro is under common control with the Manager and is an “affiliated person” of the Manager within the meaning of Section 2(a)(3) of the Investment Company Act.

●
The Funds use the same service providers, except for their independent registered public accounting firm.  Each Fund currently retains Resolute Investment Distributors, Inc. as its distributor; State Street Bank & Trust Company as custodian and sub-administrator; DST Asset Manager Solutions, Inc. as the transfer agent and dividend paying agent; and K&L Gates LLP as legal counsel.  The Target Fund currently retains Ernst & Young LLP as its independent registered public accounting firm, whereas the Acquiring Fund retains PricewaterhouseCoopers LLP.  The Acquiring Fund will continue to retain its current service providers after the Reorganization, including its independent registered public accounting firm.

Shares of the Acquiring Fund

●
Shareholders of the Target Fund will receive shares of the same class, with the same aggregate value, of the Acquiring Fund that the shareholder holds in the Target Fund immediately prior to the Reorganization, except that shareholders of the Advisor Class of the Target Fund will receive A Class shares of the Acquiring Fund, as set forth below.  Shareholders will not pay any sales charges in connection with the Reorganization.  See “Comparative Fee and Expense Tables,” “Additional Information about the Reorganization” and “Additional Information about the Funds” below for more information.

●	The interests of the Funds’ shareholders will not be diluted by the Reorganization, because the Reorganization will be effected on the basis of each Fund’s net asset value per share.

●
The Funds have identical purchase procedures, exchange rights and redemption procedures, and each class of shares of the Target Fund has the same purchase, exchange, and redemption procedures as the corresponding class of shares of the Acquiring Fund.  The Target Fund’s Advisor Class shares have the same purchase, exchange and redemption procedures as the Funds’ A Class shares.  The Funds’ purchase procedures, exchange rights and redemption procedures, and the characteristics of each share class, are discussed further in Appendix C below.

Fees and Expenses

●
As reflected in the tables setting forth information regarding comparative expense ratios under “Comparative Fee and Expense Tables” below, each share class of the Target Fund has a lower total annual fund operating expense ratio (“Total Expense Ratio”) than that of the corresponding share class of the Acquiring Fund, and the Advisor Class shares of the Target Fund have a lower Total Expense Ratio than that of the A Class shares of the Acquiring Fund.

●
The total annual fund operating expense ratio after fee waivers and/or expense reimbursements (“Net Expense Ratio”) for the Acquiring Fund’s R5 Class and Y Class shares is lower than the Net Expense Ratio of the Target Fund’s R5 Class and Y Class shares, respectively.  Additionally, the Net Expense Ratio of the Acquiring Fund’s A Class shares is lower than that of the Target Fund’s Advisor Class shares.  The Net Expense Ratio for the Acquiring Fund’s A Class, C Class and R6 Class  shares is the same as that of the corresponding class of the Target Fund.  The Net Expense Ratio of the Acquiring Fund’s Investor Class shares is 0.01% higher than the Net Expense Ratio of the Target Fund’s Investor Class shares due to securities lending expenses that are excluded from the expense ratio cap.

●
After giving effect to the Reorganization, it is expected that the Total Expense Ratios for each share class of the Acquiring Fund will be the same as or lower than the Total Expense Ratio of the corresponding class of the Target Fund prior to the Reorganization, and the Total Expense Ratio of the Acquiring Fund’s A Class shares will be lower than that of the Target Fund’s Advisor Class shares.   It is also expected that the Net Expense Ratios for each share class of the Acquiring Fund, other than the Investor Class shares, will be the same as or lower than the Net Expense Ratios of the corresponding share class of each of the Target Fund and Acquiring Fund prior to the Reorganization.  The Net Expense Ratio of the Acquiring Fund’s Investor Class shares is expected to be 0.01% higher than the Target Fund’s Investor Class shares due to securities lending expenses that are excluded from the expense ratio cap.

●
At current asset levels, the Target Fund and Acquiring Fund pay the same management fee rate to the Manager.  At certain asset levels, the Target Fund would pay a higher management fee rate to the Manager than the Acquiring Fund.  The Target Fund pays a higher blended investment advisory fee rate to the Target Fund Sub-Advisors than the Acquiring Fund pays to Shapiro.  The Acquiring Fund’s management and investment advisory fee rate schedules will not change following the Reorganization.

Costs and Tax Consequences of the Reorganization

●
The Manager shall bear the expenses relating to the Reorganization. Notwithstanding the foregoing, expenses shall be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in that Fund’s disqualification as a regulated investment company under the Internal Revenue Code of 1986, as amended, or would prevent the Reorganization from qualifying as a tax-free reorganization.  The costs of the changes to the Target Fund’s portfolio prior to the Reorganization will be borne by the Target Fund.  The costs of such changes would be subject to the existing fee waiver/expense reimbursement agreement between the Trust, on behalf of the Target Fund, and the Manager.  However, brokerage commissions associated with such changes are excluded from the fee waiver/expense reimbursement agreement, and thus would be borne by the Target Fund.

●
The exchange of the Target Fund’s assets solely for the Acquiring Fund’s shares and the latter’s assumption of the Target Fund’s liabilities is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a)(1)(D) of the Internal Revenue Code of 1986, as amended.  The Trust expects that neither the Target Fund nor its shareholders will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization.

●
The Target Fund plan to sell assets in advance of the Reorganization to more closely align its portfolio with the Acquiring Fund’s portfolio.  As a result, the Target Fund could recognize net capital gains that would be taxable to Target Fund shareholders as ordinary income and/or long-term capital gain depending on the Target Fund’s holding period for such assets (unless they hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts) when distributed to them before the Reorganization.  Also, the disposition of assets before the Reorganization could result in the Target Fund selling securities at a disadvantageous time and realizing losses that otherwise would not have been realized.  The plan to transition the Target Fund’s portfolio could change under certain circumstances, including, for example, in response to significant market events.

●
While the Reorganization is expected to be tax-free for federal income tax purposes, you will recognize a gain for federal income tax purposes (unless you hold your shares through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account) in the event that the Target Fund must make a distribution to its shareholders by the Closing Date of all undistributed net income and net capital gains, including net capital gains realized by the Target Fund in connection with certain changes made to align its portfolio with that of the Acquiring Fund prior to the Reorganization.  It is also expected that the Acquiring Fund will distribute its recognized gains to its shareholders prior to the Reorganization so that the Target Fund’s shareholders will not receive distributions of such gains after the Reorganization.

Alternatives to the Reorganization

●
If the Target Fund is not reorganized into the Acquiring Fund, the Board may take such further action as they may deem to be in the best interests of the Target Fund and the Acquiring Fund and their shareholders.

Comparative Fee and Expense Tables
The following tables show the fees and expenses of each class of shares of the Target Fund and the Acquiring Fund and the estimated pro forma fees and expenses of each class of shares of the Acquiring Fund after giving effect to the Reorganization.  You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in all classes of the American Beacon Funds on an aggregated basis.  More information about these and other discounts is available from your financial professional, on page C-1 of Appendix C of this Proxy Statement and in the Funds’ SAIs.  Expenses for each share class of the Target Fund are based on the operating expenses incurred by each such class of shares for the six-month period ended April 30, 2022, as disclosed in the Target Fund’s most recent Semi-Annual Shareholder Report.  Expenses for each share class of the Acquiring Fund are based on the operating expenses incurred by each such class of shares for the six-month period ended December 31, 2021, as disclosed in the Acquiring Fund’s most recent Semi-Annual Shareholder Report.  The pro forma fees and expenses of the Acquiring Fund assume that the Reorganization has been in effect for the year ended December 31, 2021.

Fees and Expenses	American Beacon Mid-Cap Value Fund A Class	American Beacon Shapiro SMID Cap Equity Fund A Class	American Beacon Shapiro SMID Cap Equity Fund A Class (pro forma)

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge imposed on purchases (as a % of offering price)	5.75%	5.75%	5.75%
Maximum deferred sales charge (as a % of original purchase price or redemption proceeds, whichever is lower)	0.50%[1]	0.50%[1]	0.50%[1]

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.86%	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	0.29%	1.54%[2]	0.40%
Total Annual Fund Operating Expenses	1.40%	2.54%	1.40%
Fee Waiver and/or Expense Reimbursement	(0.14)%[3]	(1.28)%[4]	(0.14)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.26%	1.26%	1.26%

Fees and Expenses	American Beacon Mid-Cap Value Fund Advisor Class	American Beacon Shapiro SMID Cap Equity Fund A Class	American Beacon Shapiro SMID Cap Equity Fund A Class (pro forma)

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge imposed on purchases (as a % of offering price)	None	5.75%	5.75%
Maximum deferred sales charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None	0.50%[1]	0.50%[1]

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.86%	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	0.62%	1.54%[2]	0.40%
Total Annual Fund Operating Expenses	1.73%	2.54%	1.40%
Fee Waiver and/or Expense Reimbursement	(0.24)%[3]	(1.28)%[4]	(0.14)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.49%	1.26%	1.26%

Fees and Expenses	American Beacon Mid- Cap Value Fund C Class	American Beacon Shapiro SMID Cap Equity Fund C Class	American Beacon Shapiro SMID Cap Equity Fund C Class (pro forma)

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge imposed on purchases (as a % of offering price)	None	None	None
Maximum deferred sales charge (as a % of original purchase price or redemption proceeds, whichever is lower)	1.00%	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.86%	0.75%	0.75%
Distribution and Service (12b-1) Fees	1.00%	1.00%	1.00%
Other Expenses	0.32%	1.54%[2]	0.37%
Total Annual Fund Operating Expenses	2.18%	3.29%	2.12%
Fee Waiver and/or Expense Reimbursement	(0.17)%[3]	(1.28)%[4]	(0.11)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.01%	2.01%	2.01%

Fees and Expenses	American Beacon Mid- Cap Value Fund Y Class	American Beacon Shapiro SMID Cap Equity Fund Y Class	American Beacon Shapiro SMID Cap Equity Fund Y Class (pro forma)

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge imposed on purchases (as a % of offering price)	None	None	None
Maximum deferred sales charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.86%	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses	0.28%	1.18%[5]	0.31%
Total Annual Fund Operating Expenses	1.14%	1.93%	1.06%
Fee Waiver and/or Expense Reimbursement	(0.15)%[3]	(0.95)%[4]	(0.08)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.99%	0.98%	0.98%

Fees and Expenses	American Beacon Mid- Cap Value Fund R6 Class	American Beacon Shapiro SMID Cap Equity Fund R6 Class	American Beacon Shapiro SMID Cap Equity Fund R6 Class (pro forma)

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge imposed on purchases (as a % of offering price)	None	None	None
Maximum deferred sales charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.86%	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses	0.16%	1.44%[2]	0.22%
Total Annual Fund Operating Expenses	1.02%	2.19%	0.97%
Fee Waiver and/or Expense Reimbursement	(0.12)%[3]	(1.29)%[4]	(0.07)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.90%	0.90%	0.90%

Fees and Expenses	American Beacon Mid- Cap Value Fund R5 Class	American Beacon Shapiro SMID Cap Equity Fund R5 Class	American Beacon Shapiro SMID Cap Equity Fund R5 Class (pro forma)

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge imposed on purchases (as a % of offering price)	None	None	None
Maximum deferred sales charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.86%	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses	0.22%	1.09%	0.24%
Total Annual Fund Operating Expenses	1.08%	1.84%	0.99%
Fee Waiver and/or Expense Reimbursement	(0.17)%[3]	(0.95)%[4]	(0.10)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.91%	0.89%	0.89%

Fees and Expenses	American Beacon Mid- Cap Value Fund Investor Class	American Beacon Shapiro SMID Cap Equity Fund Investor Class	American Beacon Shapiro SMID Cap Equity Fund Investor Class (pro forma)

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge imposed on purchases (as a % of offering price)	None	None	None
Maximum deferred sales charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.86%	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses	0.59%	1.50%[5]	0.54%
Total Annual Fund Operating Expenses	1.45%	2.25%	1.29%
Fee Waiver and/or Expense Reimbursement	(0.28)%[3]	(1.07)%[4]	(0.11)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.17%	1.18%	1.18%

1.	A contingent deferred sales charge (“CDSC”) of 0.50% will be charged on certain purchases of $1,000,000 or more of A Class shares that are redeemed in whole or part within 18 months of purchase.

2.	Other Expenses for the Acquiring Fund’s A Class, C Class, and R6 Class shares are based on estimated expenses for the current fiscal year.

3.
The Manager has contractually agreed to waive fees and/or reimburse expenses of the Target Fund’s A Class, C Class, Y Class, R6 Class, Advisor Class, R5 Class and Investor Class through February 28, 2023, to the extent that Total Annual Fund Operating Expenses exceed 1.26% for the A Class, 2.01% for the C Class, 0.99% for the Y Class, 0.90% for the R6 Class, 1.49% for the Advisor Class, 0.91% for the R5 Class, and 1.17% for the Investor Class (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses). The contractual expense reimbursement can be changed or terminated only in the discretion and with the approval of a majority of the Target Fund’s Board. The Manager will itself waive fees and/or reimburse expenses of the Target Fund to maintain the contractual expense ratio caps for each applicable class of shares or make arrangements with other service providers to do so. The Manager may also, from time to time, voluntarily waive fees and/or reimburse expenses of the Target Fund. The Manager can be reimbursed by the Target Fund for any contractual or voluntary fee waivers or expense reimbursements if reimbursement to the Manager (1) occurs within three years from the date of the Manager’s waiver/reimbursement and (2) does not cause the Total Annual Fund Operating Expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of the recoupment.

4.
The Manager has contractually agreed to waive fees and/or reimburse expenses of the Acquiring Fund’s A Class, C Class, Y Class, R6 Class, R5 Class and Investor Class shares, as applicable, for at least two years from the Closing Date of the Reorganization to the extent that Total Annual Fund Operating Expenses exceed 1.26% for the A Class, 2.01% for the C Class, 0.96% for the Y Class, 0.90% for the R6 Class, 0.89% for the R5 Class and 1.17% for the Investor Class (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses). The contractual expense reimbursement can be changed or terminated only in the discretion and with the approval of a majority of the Acquiring Fund’s Board. The Manager will itself waive fees and/or reimburse expenses of the Acquiring Fund to maintain the contractual expense ratio caps for each applicable class of shares or make arrangements with other service providers to do so. The Manager may also, from time to time, voluntarily waive fees and/or reimburse expenses of the Acquiring Fund. The Manager can be reimbursed by the Acquiring Fund for any contractual or voluntary fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of the recoupment.

5.
Other Expenses for Y Class and Investor Class shares of the Acquiring Fund include securities lending expenses of 0.02% and 0.01%, respectively, which are excluded from the fee waiver/expense reimbursement agreement discussed in Note 4 above.

Example of Fund Expenses

This example is intended to help you compare the costs of investing in the Funds with the cost of investing in other investment options.  The example assumes that:

●	You invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods;

●	Your investment has a 5% return each year;

●	The Fund’s operating expenses remain the same; and

●	The contractual agreement to limit overall fund expenses remains in place for the term of the agreement.

C Class shares automatically convert to A Class shares 8 years after purchase.  This example reflects your costs as though C Class shares were held for the full 10-year period.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
American Beacon Mid-Cap Value Fund
A Class	$696	$980	$1,284	$2,147
Advisor Class	$152	$522	$916	$2,021
C Class	$304	$666	$1,154	$2,500
Y Class	$101	$347	$613	$1,373
R6 Class	$92	$313	$552	$1,237
R5 Class	$93	$327	$579	$1,302
Investor Class	$119	$431	$766	$1,711
Assuming no redemption of shares:
C Class	$204	$666	$1,154	$2,500
American Beacon Shapiro SMID Cap Equity Fund
A Class	$696	$1,082	$1,623	$3,097
C Class	$304	$766	$1,488	$3,404
Y Class	$100	$416	$860	$2,094
R6 Class	$92	$428	$930	$2,313
R5 Class	$91	$388	$813	$1,997
Investor Class	$120	$491	$1,003	$2,412
Assuming no redemption of shares:
C Class	$204	$766	$1,488	$3,404
Pro forma American Beacon Shapiro SMID Cap Equity Fund (After Reorganization)
A Class	$696	$966	$1,271	$2,135
C Class	$304	$642	$1,118	$2,434
Y Class	$100	$321	$569	$1,279
R6 Class	$92	$295	$523	$1,178
R5 Class	$91	$295	$527	$1,194

Investor Class	$120	$387	$686	$1,537
Assuming no redemption of shares:
C Class	$204	$642	$1,118	$2,434

Fund Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect a Fund’s performance.  During its most recent fiscal year ended October 31, 2021, the Target Fund’s portfolio turnover rate was 30% of the average value of its portfolio, and during the fiscal period ended April 30, 2022, the Target Fund’s portfolio turnover rate was 14% of the average value of its portfolio.  During the most recent fiscal year ended June 30, 2021, the Acquiring Fund’s portfolio turnover rate was 64% of the average value of its portfolio, and during the fiscal period ended December 31, 2021, the Acquiring Fund’s portfolio turnover rate was 15% of the average value of its portfolio.

Comparison of Investment Objectives, Policies, Strategies, Advisers and Portfolio Managers

The Target Fund and the Acquiring Fund have identical investment objectives and similar principal investment strategies and restrictions.  Each Fund’s investment objective is long-term capital appreciation and current income.  Because any investment involves risk, there can be no assurance that either Fund’s investment objective will be achieved.  The Funds’ investment objectives are “fundamental,” which means that they can be changed only with the approval of the Fund shareholders.

The Target Fund allocates its assets among multiple sub-advisors, whereas the Acquiring Fund is managed by a single sub-advisor.  Under normal circumstances, the Target Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of middle market capitalization U.S. companies.  These are defined by the Target Fund as companies with a market capitalization within the range of the Russell Midcap® Index at the time of investment ($212.9 million to $56.7 billion as of April 30, 2022).  By comparison, the Acquiring Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of small- and mid-capitalization companies.  These are defined by the Acquiring Fund as companies with a market capitalization between $1 billion and the market capitalization of the largest company in the Russell 2500 Index, which was $39.4 billion as of April 30, 2022.  However, the Acquiring Fund may invest in companies of all market capitalizations, including micro- and large-capitalization companies, and to a lesser extent, the Target Fund may have exposure to issuers considered small-capitalization companies.  Although the Acquiring Fund’s investment sub-advisor seeks to achieve the Acquiring Fund’s investment objective by implementing an intensive fundamental research process to select a focused portfolio of approximately 20‑35 stocks, the sub-advisors of the Target Fund do not seek to select a focused portfolio of investments.

The Target Fund’s investments may include common stocks, real estate investment trusts, master limited partnerships, American depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges, whereas the Acquiring Fund invests primarily in common stocks.  Both Funds invest in issuers considered “value” stocks, although they may utilize different definitions and criteria for determining whether an issuer is a value stock.  The Target Fund sub-advisors’ investment processes incorporate the sub-advisors’ environmental, social, and/or governance (“ESG”) analysis as a consideration in the assessment of all potential portfolio investments, whereas the Acquiring Fund sub-advisor’s investment process does not incorporate such analysis.  The Target Fund may have significant exposure to the Financials sector, whereas the Acquiring Fund does not invest a significant portion of its assets in any particular sector.  The Target Fund may purchase and sell equity index futures contracts to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs, which the Acquiring Fund does not utilize.  Conversely, the Acquiring Fund may invest cash balances in exchange-traded funds, which the Target Fund does not.

Additional information regarding the investment objective and principal investment strategies of each Fund is set forth below:

Target Fund	Acquiring Fund
American Beacon Mid-Cap Value Fund	American Beacon Shapiro SMID Cap Equity Fund
Investment Objective
The investment objective of the American Beacon Mid-Cap Value Fund is long-term capital appreciation and current income.	Same.
The American Beacon Mid-Cap Value Fund’s investment objective is “fundamental,” which means that it may be changed only with the approval of Fund shareholders.	Same.
Principal Investment Strategies
Under normal circumstances, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in equity securities of middle market capitalization U.S. companies. These companies have market capitalizations within the market capitalization range of the companies in the Russell Midcap® Index at the time of investment. As of April 30, 2022, the market capitalizations of the companies in the Russell Midcap Index ranged from $212.9 million to $56.7 billion. To a lesser extent, the Fund may have exposure to issuers considered small-capitalization companies. The Fund’s investments may include common stocks, real estate investment trusts (“REITs”), American depositary receipts (“ADRs”), master limited partnerships (“MLPs”), and U.S. dollar-denominated foreign stocks traded on U.S. exchanges (collectively referred to as “stocks”).

The Manager allocates the assets of the Fund among different sub-advisors. The Manager believes that this strategy may help the Fund outperform other investment styles over the longer term while reducing volatility and downside risk.

In general, the sub-advisors select stocks that, in their opinion, have most or all of the following characteristics (relative to the Russell Midcap Index):

•          above-average earnings growth potential,
•          below-average price to earnings ratio, and
•          below-average price to book value ratio.

Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”), one of the Fund’s sub-advisors, invests in medium-sized companies with low price to earnings and price to book value ratios and high dividend yields in relation to the Russell Midcap Index. Through extensive research and meetings with company management teams, Barrow Hanley seeks to identify companies that

Under normal circumstances, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in equity securities of small- and mid-capitalization companies. The Fund considers a company to be a small- to mid-capitalization company if it has a market capitalization (stock market worth), at the time of investment, between $1 billion and the market capitalization of the largest company in the Russell 2500® Index, which was $39.4 billion as of April 30, 2022.

The Fund will invest primarily in U.S. common stocks of companies that the Fund’s investment sub-advisor, Shapiro Capital Management LLC (“Shapiro”), believes are priced below intrinsic value. Shapiro defines intrinsic value as the price at which a strategic or financial buyer would be willing to buy the entire company. Shapiro uses several different metrics to arrive at intrinsic value including, but not limited to, price to cash flow, price to sales and free cash flow yield. Although the Fund will invest principally in small- and mid-capitalization companies, the Fund may invest in companies of all market capitalizations, including micro- and large-capitalization companies.

The Fund’s investment sub-advisor, Shapiro, seeks to achieve the Fund’s investment objective by implementing an intensive fundamental research process to select a focused portfolio of approximately 20‑35 stocks. Shapiro uses this investment approach to identify companies with substantial operations, a high return on invested assets, products or services with a minimized chance of obsolescence and franchise-like characteristics with significant barriers to entry, and sound management with equity interest in the company.

The Fund may invest cash balances in other investment companies, including government money market funds not only possess these three characteristics, but that also exhibit high or improving profitability translating into earnings growth above that of the overall Russell Midcap Index. Barrow Hanley’s portfolio will generally consist of 40 to 50 stocks.

Pzena Investment Management, LLC (“Pzena”), another one of the Fund’s sub-advisors, invests in medium-sized companies and intends to maintain a concentrated portfolio of 30 to 40 stocks selected from the most undervalued or “deep” value portion of its investment universe. Pzena looks for companies within that universe that sell for a low price relative to normal earnings (with “normal earnings” defined as a 5-year estimate of what the company should earn in a normal environment based on research of the company’s history and the history of its industry).

WEDGE Capital Management, L.L.P. (“WEDGE”), another one of the Fund’s sub-advisors, is primarily focused on identifying unrecognized value among high quality, market-leading companies, with a defendable competitive advantage, and market capitalization within the broad mid-cap market segment captured by the mid-cap Russell and S&P indices. Focusing on companies that meet initial value and financial quality parameters, research analysts employ comprehensive, qualitative and quantitative analysis, seeking stocks with unrecognized value. Areas of emphasis include independent earnings forecasts and financial statement analysis, an evaluation of free cash flow generation and return on invested capital, absolute and relative valuations, industry analysis and competitive positioning, and management capabilities and incentives.

The decision to sell a security is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks. The Fund may have significant exposure to the Financials sector. However, as the sector composition of the Fund’s portfolio changes over time, the Fund’s exposure to the Financials sector may be lower at a future date, and the Fund’s exposure to other market sectors may be higher.

The sub-advisors’ investment processes incorporate the sub-advisors’ environmental, social, and/or governance (“ESG”) analysis as a consideration in the assessment of all potential portfolio investments. However, as ESG information is just one investment consideration, ESG considerations are not solely determinative in any investment decision made by a sub-advisor. The sub-advisors do not use ESG considerations to limit, restrict or otherwise exclude companies or sectors from the Fund’s investment universe. A sub-advisor may use ESG research and/or ratings information provided by managed by the Manager, and exchange-traded funds (“ETFs”).

The Fund may seek to earn additional income by lending its securities to certain qualified broker-dealers and institutions on a short-term or long-term basis.

one or more third parties in performing this analysis and considering ESG risks.

The Fund may invest cash balances in other investment companies, including government money market funds, and may purchase and sell equity index futures contracts to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs.

The Fund may seek to earn additional income by lending its securities to certain qualified broker-dealers and institutions.

Temporary Defensive Strategy
The Fund may depart from its principal investment strategy by taking temporary defensive or interim positions in response to adverse market, economic, political or other conditions. During these times, the Fund may not achieve its investment objective.
Same.
Investment Adviser
American Beacon Advisors, Inc.	Same.
Investment Sub-Advisors
Barrow, Hanley, Mewhinney & Strauss, LLC Pzena Investment Management, LLC WEDGE Capital Management, L.L.P.	Shapiro Capital Management LLC
Portfolio Managers
American Beacon Advisors, Inc.

The team members discussed below are jointly and primarily responsible for the day-to-day management oversight of the sub-advisors, including reviewing the sub-advisors’ performance, allocating the Fund’s assets among the sub-advisors, and investing the portion of Fund assets that the sub-advisors determine should be allocated to short-term investments.

Paul B. Cavazos is Senior Vice President and Chief Investment Officer and became a member of the portfolio management team upon joining the Manager in 2016. Prior to joining the Manager, Mr. Cavazos was Chief Investment Officer and Assistant Treasurer of DTE Energy from 2007 to 2016.

Colin J. Hamer, Portfolio Manager, has served on the portfolio management team since 2018. Mr. Hamer has served on the asset management team since January 2015, is a CFA® charterholder, and has earned the CAIA designation. Prior to joining the Manager, Mr.

The Portfolio Managers jointly and primarily responsible for the day-to-day management of the Fund, all of whom have served as Portfolio Managers since the Fund’s inception in 2017, are set forth below.

Michael A. McCarthy has served as Director of Research of Shapiro since 1990, and is a Chartered Financial Analyst. From 1985 until joining Shapiro in August 1990, he was a portfolio manager at Heilweil, Hollander & Jacobs in Atlanta. In 1987, he was appointed head portfolio manager at Heilweil, Hollander & Jacobs, where he was in charge of managing approximately $125 million. Mr. McCarthy has a BS in Chemical Engineering from the New Jersey Institute of Technology and a MS in Management from the Georgia Institute of Technology.

Louis S. Shapiro has served as President and Chief Financial Officer of Shapiro since 1992. He holds an ABJ from the University of Georgia and was employed by Habif, Arogeti and Wynne, PC, a Public Accounting firm, from June 1990 through April 1992. Prior to his

Hamer worked at Fidelity Investments in various investment-related roles from 2008 to 2014.

Set forth below is a brief description of the portfolio managers who are jointly and primarily responsible for the day-to-day management of the Fund.

Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”)

Barrow Hanley manages client assets on a team basis for their equity and fixed income strategies.  All of Barrow Hanley’s equity portfolio managers and analysts work as a team for the purposes of generating and researching investment ideas. Portfolio managers have broad research responsibilities, although they focus their efforts on particular sectors. Analysts have specific sector/industry assignments for more specialized, in-depth research. The members of the team are listed below.

Mark Giambrone, Portfolio Manager/Senior Managing Director, has served as a Portfolio Manager since the Fund’s inception in 2004. Terry L. Pelzel, Portfolio Manager/Managing Director, has served as a Portfolio Manager since 2018.

Pzena Investment Management, LLC (“Pzena”)

Investment decisions for the portion of the American Beacon Mid-Cap Value Fund sub-advised by Pzena are made by a three person investment team. The team consists of Richard S. Pzena, who has served as Portfolio Manager since the Fund’s inception in 2004, John Flynn, who has served as Portfolio Manager since 2015, and Ben Silver, who has served as Portfolio Manager since 2017, and John Flynn. Each member has equal weight in determining how research findings are translated into an earnings model. Further, all decisions require unanimous consent of the three individuals. Should one of the members become unavailable for either planned or unplanned reasons, the remaining members would continue the process.

Richard Pzena is Founder, Managing Principal, Co-Chief Investment Officer, Portfolio Manager, and member of the firm’s Executive Committee. Mr. Pzena is the architect of the firm’s investment strategy and conceived and developed the firm’s proprietary screening model. He serves as co-portfolio manager for the U.S. Large Cap and Mid Cap strategies, Focused Value, and U.S. Best Ideas. Mr. Pzena began the firm in 1995. Prior to forming Pzena Investment Management, Mr. Pzena was the Director of U.S. Equity Investments and Chief Research Officer for Sanford C. Bernstein & Company. He joined Bernstein as an oil industry analyst and was named to the Institutional Investor All America Research Team for three years running. Mr. Pzena also served as Chief Investment Officer, Small Cap Equities.

employment as an accountant, he was a stockbroker for Kidder Peabody in Atlanta.

Harry B. Shapiro has served as the firm’s Research Analyst since 2005. He holds a BBA in International Business from the University of Georgia. Prior to joining the firm, Harry Shapiro spent 15 years in the investment business at Deutsche Bank Alex Brown from 2002 to 2005, Lehman Brothers from 2001 to 2002, Bear Stearns from 1995 to 2001 and Merrill Lynch from 1990 to 1995. His responsibilities included advising institutional and high net worth clients on various issues regarding equity and fixed income portfolio management.

Prior to joining Bernstein, Mr. Pzena worked for the Amoco Corporation in various financial and planning roles. He earned a B.S. summa cum laude and an M.B.A. from The Wharton School of the University of Pennsylvania.

John Flynn is a Principal and Portfolio Manager. Mr. Flynn is a co-portfolio manager for the U.S. Mid Cap and Large Cap strategies, along with the Focused Value and Small Cap Focused Value services. Mr. Flynn became a member of the firm in 2005. Prior to Joining Pzena Investment Management, Mr. Flynn was an associate at Weston Presidio, a middle-market private equity Investment firm. He earned a B.A. in Music from Yale University and an M.B.A. with distinction from the Harvard Business School.

Ben Silver is a Principal and Portfolio Manager. Mr. Silver serves as co-portfolio manager for the U.S. Mid Cap, Large Cap, and Global strategies, along with the Focused Value and Small Cap Focused Value services. Mr. Silver became a member of the firm in 2001. Prior to Joining Pzena Investment Management, Mr. Silver was a research analyst at Levitas & Company, a value-based equity hedge fund, and a manager for Ernst & Young LLP in their Financial Services Group. He earned a B.S. magna cum laude in Accounting from Sy Syms School of Business at Yeshiva University. Mr. Silver is a Certified Public Accountant and holds the Chartered Financial Analyst designation. Mr. Silver joined the portfolio management team of the Mid-Cap Value Fund in 2017.

WEDGE Capital Management, L.L.P. (“WEDGE”)

John Carr, General Partner, has served as Portfolio Manager since 2015. Mr. Carr has twenty-seven years of investment experience and is responsible for portfolio management and client service. Prior to joining WEDGE in 2011, Mr. Carr was a Partner and Senior Vice President at Callan Associates where he managed the southern region from the Atlanta office from 2006 to 2011. He has former portfolio management experience with INVESCO Institutional and Trusco Capital Management.

Michael D. Ritzer, CFA, General Partner, has served as Portfolio Manager since 2019.  Mr. Ritzer has fifteen years of investment experience and is responsible for mid cap equity research. Prior to joining WEDGE in 2010, Mike was a Senior Analyst at Freestyle Fund Services Company in New York, NY. He was formerly an Investment Banking Analyst for Jefferies & Company. Mike received his Bachelor of Science in Commerce degree with a concentration in Finance and a second major in English from the McIntire School of Commerce at the University of Virginia. He received his Master of Business Administration degree from the

Darden Graduate School of Business at the University of Virginia. Mike is a member of the firm’s Investment Policy Committee.

Andrew Rosenberg, CFA, General Partner, has served as Portfolio Manager since 2020.  Mr. Rosenberg has twenty-two years of investment experience and serves as head of large cap research and co-head of mid cap research. Prior to joining WEDGE in 2007, Andrew was a Vice President in the Strategic Investments Group at Bank of America where he analyzed and executed private equity transactions on behalf of the bank. He was also associated with Bank of America’s leveraged finance and syndicated loan platforms. In addition, Andrew was formerly associated with Goldman Sachs. Andrew received his Bachelor of Arts degree in English from Colgate University and his Master of Business Administration degree from Vanderbilt University. Andrew is a member of the firm’s Investment Policy Committee.

Richard Wells, General Partner, has served as Portfolio Manager since 2015.  Mr. Wells has thirty-seven years of investment experience and is responsible for portfolio management and client service. Prior to joining WEDGE in 2011, Mr. Wells was a Partner and Director of National Sales with DePrince, Race & Zollo, Inc., in Winter Park, Florida from 1998 to 2011. He was formerly associated with PaineWebber, Incorporated, Salomon Brothers, and the First Boston Company.

Comparison of Principal Risk Factors
The principal risks associated with investments in the Target Fund and the Acquiring Fund are described in the following table.  The differences in the Funds’ investment strategies may result in slightly different principal risks for the Funds, with the Acquiring Fund having exposure to the risks associated with a focused portfolio, micro- and large-capitalization companies, liquidity of investments and ETFs, and the Target Fund having exposure to the risks associated with multiple sub-advisors, ESG considerations, and investments in dividend producing securities, depositary receipts, U.S. dollar-denominated foreign stocks traded on U.S. exchanges, master limited partnerships, real estate investment trusts, futures contracts and the Financials sector.  The principal risks of investing in the Acquiring Fund are set forth below.  These risks are presented in alphabetical order and not in order of importance or potential exposure. Among other matters, this presentation is intended to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a “principal risk” of the Acquiring Fund, regardless of the order in which it appears.

Cybersecurity and Operational Risk
Operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents may negatively impact the Fund, its service providers, and third-party fund distribution platforms, as well as the ability of shareholders to transact with the Fund. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, shareholder data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. A cybersecurity incident could, among other things, result in the loss or theft of shareholder data or funds, shareholders or service providers being unable to access electronic systems (also known as “denial of services”), loss or theft of proprietary information or corporate data, the inability to process Fund transactions, interference with the Fund’s ability to calculate its NAV, impediments to trading, physical damage to a computer or network system, or remediation costs associated with system repairs. The occurrence of any of these problems could result in a loss of information, violations of applicable privacy and other laws, regulatory scrutiny, penalties, fines, reputational damage, additional compliance requirements, and other consequences, any of which could have a material adverse effect on the Fund or its shareholders. The Manager, through its monitoring and oversight of Fund service providers, endeavors to determine that service providers take appropriate precautions to avoid and mitigate risks that could lead to such problems. While the Manager has established business continuity plans and risk management systems seeking to address these problems, there are inherent limitations in such plans and systems, and it is not possible for the Manager, other Fund service providers, or third-party fund distribution platforms to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.
Equity Investments Risk
Equity securities are subject to investment risk and market risk. The Fund may invest in the following equity securities, which may expose the Fund to the following additional risks:

•    Common Stock Risk. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, exchange rates or industry regulation. Companies that pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. In the event of an issuer’s bankruptcy, there is substantial risk that there will be nothing left to pay common stockholders after payments, if any, to bondholders and preferred stockholders have been made.

Focused Holdings Risk
Because the Fund may have a focused portfolio of fewer companies, the increase or decrease of the value of a single stock may have a greater impact on the Fund’s NAV and total return when compared to other funds. Although a focused portfolio has the potential to generate attractive returns over time, it also may increase the Fund’s volatility.

Investment Risk
An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund should not be relied upon as a complete investment program. The share price of the Fund fluctuates, which means that when you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk
The value of, and/or the return generated by, a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. When the issuer of a security implements strategic initiatives, including mergers, acquisitions and dispositions, there is the risk that the market response to such initiatives will cause the share price of the issuer’s securities to fall.

An individual security may be more volatile, and may perform differently, than the market as a whole.
Large- Capitalization Companies Risk
The securities of large market capitalization companies may underperform other segments of the market, in some cases for extended periods of time, because such companies may be less responsive to competitive challenges and opportunities, such as changes in technology and consumer tastes, and, at times, such companies may be out of favor with investors. Large market capitalization companies generally are expected to be less volatile than companies with smaller market capitalizations. However, large market capitalization companies may be unable to attain the high growth rates of successful smaller companies, especially during periods of economic expansion, and may instead focus their competitive efforts on maintaining or expanding their market share.

Liquidity Risk
The Fund is susceptible to the risk that certain investments held by the Fund may have limited marketability, be subject to restrictions on sale, be difficult or impossible to purchase or sell at favorable times or prices or become less liquid in response to market developments or adverse credit events that may affect issuers or guarantors of a security. Market prices for such instruments may be volatile. During periods of substantial market volatility, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Fund’s ability to limit losses. When there is little or no active trading market for specific types of securities, it can become more difficult to purchase or sell the securities at or near their perceived value. As a result, the Fund may have to lower the price on certain securities that it is trying to sell, sell other securities instead or forgo an investment opportunity, any of which could have a negative effect on Fund management or performance. An inability to sell a portfolio position can adversely affect the Fund’s NAV or prevent the Fund from being able to take advantage of other investment opportunities. The Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Fund. Unexpected redemptions or redemptions by a few large investors in the Fund may force the Fund to sell certain investments at unfavorable prices to meet redemption requests or other cash needs and may have a significant adverse effect on the Fund’s NAV per share and remaining Fund shareholders. This could negatively affect the Fund’s ability to buy or sell debt securities and increase the related volatility and trading costs. The Fund may lose money if it is forced to sell certain investments at unfavorable prices to meet redemption requests or other cash needs. For example, liquidity risk may be magnified in rising interest rate environments in the event of higher than normal redemption rates. Judgment plays a greater role in pricing illiquid investments than in investments with more active markets.

Market Risk
The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Equity securities generally have greater price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future, particularly if markets enter a period of uncertainty or economic weakness. Periods of unusually high volatility in the financial markets and restrictive credit conditions, sometimes limited to a particular sector or geographic region, continue to recur. The value of a security may decline due to adverse issuer-specific conditions or general market conditions unrelated to a particular issuer, such as real or perceived adverse geopolitical, regulatory, market, economic or other developments that may cause broad changes in market value, changes in the general outlook for corporate earnings, changes in interest, currency or inflation rates, lack of liquidity in the markets, public perceptions concerning these developments or adverse market sentiment generally. The value of a security may also decline due to factors that affect a particular industry or industries, such as tariffs, labor shortages or increased production costs and competitive conditions within an industry. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole.

Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity, which may adversely affect the value of your investment. Such market disruptions have caused, and may continue to cause, broad changes in market value, negative public perceptions concerning these developments, a reduction in the willingness and ability of some lenders to extend credit, difficulties for some borrowers in obtaining financing on attractive terms, if at all, and adverse investor sentiment or publicity. Changes in value may be temporary or may last for extended periods. Adverse market events may also lead to increased shareholder redemptions, which could cause the Fund to sell investments at an inopportune time to meet redemption requests by shareholders and may increase the Fund’s portfolio turnover, which could increase the costs that the Fund incurs and lower the Fund’s performance. Even when securities markets perform well, there is no assurance that the investments held by the Fund will increase in value along with the broader market.

Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, such as changes in the U.S. presidential administration and Congress, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Global economies and financial markets are becoming increasingly interconnected, which increases the possibility of many markets being affected by events in a single country or events affecting a single or small number of issuers.

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments. These fluctuations in securities prices could be a sustained trend or a drastic movement. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

•     Recent Market Events. An outbreak of infectious respiratory illness caused by a novel coronavirus, known as COVID-19, was first detected in December 2019 and has subsequently spread globally. The impact of the outbreak has been rapidly evolving, and the transmission of COVID-19 and efforts to contain its spread have resulted, and may continue to result, in significant disruptions to business operations, supply chains and customer activity, widespread business closures and layoffs, travel restrictions, closed international, national and local borders, enhanced health screenings at ports of entry and elsewhere, prolonged quarantines and stay-at-home orders, disruption of and delays in healthcare service preparation and delivery, service and event cancellations, reductions and other changes, and lower consumer demand, as well as general concern and uncertainty that has negatively affected the global economy. The current pandemic has accelerated trends toward working remotely and shopping on-line, which may negatively affect the value of office and commercial real estate and companies that have been slow to transition to an on-line business model. The travel, hospitality and public transit industries may suffer long-term negative effects from the pandemic and resulting changes to public behavior. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty and further developments could result in additional disruptions and uncertainty. These impacts have caused significant volatility in global financial markets, which have caused and may continue to cause losses for investors. The impact of the COVID-19 pandemic may last for an extended period of time and may result in a sustained economic downturn or recession. Governments’ efforts to limit potential negative economic effects of the pandemic may be altered, delayed, or eliminated at inopportune times for political, policy or other reasons. Although promising vaccines have been released, it may be many months before vaccinations are sufficiently widespread in many countries to allow the restoration of full economic activity. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Moreover, the risks discussed herein associated with an investment in the Fund may be increased.

The U.S. Federal Reserve has taken numerous measures to address the economic impact of the COVID-19 pandemic, such as the reduction of the federal funds target rate and the introduction of several credit and liquidity facilities, and the U.S. federal government has taken steps to stimulate the U.S. economy, including adopting stimulus packages targeted at large parts of the economy. The ultimate effects of these and other efforts that may be taken may not be known for some time, and it is not known whether and to what extent they will be successful. In addition, COVID-19 has caused and may continue to cause employees and vendors at various businesses, including the Manager and other service providers, to work at external locations, and could cause extensive medical absences. Not all events that could affect the business of the Manager, or other service providers can be determined and addressed in advance. The impact of COVID-19 and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Deteriorating economic fundamentals may in turn increase the risk of default or insolvency of particular issuers, negatively impact market value, increase market volatility, cause credit spreads to widen, and reduce liquidity. The impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. The Federal Reserve has spent hundreds of billions of dollars to keep credit flowing through short-term money markets. The Federal Reserve recently has signaled that it may begin tapering its interventions. Concerns about the markets’ dependence on the Federal Reserve’s provision of liquidity have grown. Over the past several years, the United States has moved away from tighter legislation and regulation impacting businesses and the financial services industry. There is a potential for materially increased regulation in the future, as well as higher taxes or taxes restructured to incentivize different activities. These changes, should they occur, may impose added costs on the Fund and its service providers, and affect the businesses of various portfolio companies, in ways that cannot necessarily be foreseen at the present time. Markets may react strongly to expectations about the changes in these policies, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty, and there may be an increase in public debt due to the economic effects of the COVID-19 pandemic and ensuing economic relief and public health measures. Governments’ efforts to limit potential negative economic effects of the pandemic may be altered, delayed, or eliminated at inopportune times for political, policy or other reasons. Interest rates have been unusually low in recent years in the U.S. and abroad, and central banks reduced rates further in an effort to combat the economic effects of the COVID-19 pandemic. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes. Over the longer term, rising interest rates may present a greater risk than has historically been the case due to the current period of relatively low rates and the effect of government fiscal and monetary policy initiatives and potential market reaction to those initiatives or their alteration or cessation. Slowing global economic growth, risks associated with the United Kingdom’s departure from the European Union on December 31, 2020, commonly referred to as “Brexit,” the risks associated with ongoing trade negotiations with China, the possibility of changes to some international trade agreements, tensions or open conflict between nations, or political or economic dysfunction within some nations that are global economic powers or major producers of oil could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. The full impact of Brexit and the nature of the future relationship between the United Kingdom and the European Union remains uncertain. The United Kingdom and the European Union reached a trade agreement on December 31, 2020, which became effective on May 1, 2021 after being ratified by all applicable United Kingdom and European Union governmental bodies. The period following the United Kingdom’s withdrawal from the European Union is expected to be one of significant political and economic uncertainty particularly until the United Kingdom government and European Union member states agree and implement the terms of the United Kingdom’s future relationship with the European Union. Brexit may create additional economic stresses for the United Kingdom, which may include causing a contraction of the United Kingdom economy and price volatility in United Kingdom stocks, decreased trade, capital outflows, devaluation of pounds sterling, and wider corporate bond spreads due to uncertainty and declines in business and consumer spending as well as foreign direct investment. The Fund may be negatively impacted by changes in law and tax treatment resulting from or following Brexit. Until the economic effects of Brexit become clearer, and while a period of political, regulatory and commercial uncertainty continues, there remains a risk that Brexit may negatively impact the value of investments held by the Fund.

Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Impacts from climate change may include significant risks to global financial assets and economic growth. A rise in sea levels, an increase in powerful windstorms and/or a climate-driven increase in sea levels or flooding could cause coastal properties to lose value or become unmarketable altogether. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change. These losses could adversely affect, among others, corporate issuers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax or other revenues and tourist dollars generated by affected properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities.
Micro- Capitalization Companies Risk
Micro-capitalization companies are subject to substantially greater risks of loss and price fluctuations, sometimes rapidly and unpredictably, because their earnings and revenues tend to be less predictable. In addition, some companies may experience significant losses. Since micro-capitalization companies may not have an operating history, product lines, or financial resources, their share prices also tend to be more volatile and their markets less liquid than companies with larger market capitalizations, and they can be sensitive to changes in overall economic conditions, interest rates, borrowing costs and earnings. The shares of micro-capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Micro-capitalization companies face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

Mid- Capitalization Companies Risk
Investments in mid-capitalization companies generally involve greater risks and the possibility of greater price volatility, which at times can be rapid and unpredictable, than investments in larger, more established companies. Mid-capitalization companies often have narrower commercial markets and more limited operating history, product lines, and managerial and financial resources than larger, more established companies. As a result, performance can be more volatile and they may face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks. Additionally, mid-capitalization companies may have less market liquidity than large-capitalization companies, and they can be sensitive to changes in overall economic conditions, interest rates, borrowing costs and earnings.

Other Investment Companies Risk
To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses, including, for example, advisory and administrative fees, charged by those investment companies in addition to the Fund’s direct fees and expenses. If the Fund invests in other investment companies, the Fund may receive distributions of taxable gains from portfolio transactions by that investment company and may recognize taxable gains from transactions in shares of that investment company, which could be taxable to the Fund’s shareholders when distributed to them. The Fund must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of the Fund’s investment may decline, adversely affecting the Fund’s performance. To the extent the Fund invests in other investment companies that invest in equity securities, fixed income securities and/or foreign securities, or that track an index, the Fund is subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject. The Fund will be subject to the risks associated with investments in those companies, including but not limited to the following:

•      ETFs. Because ETFs are listed on an exchange, they may be subject to the following risks that do not apply to conventional funds: (1) the market price of an ETF’s shares may trade at a discount or premium to its NAV; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. An ETF that tracks an index may not precisely replicate the returns of that index, and may not be permitted to sell poorly performing stocks that are included in its index. An actively-managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives. Future legislative or regulatory changes, including changes in taxation, could impact the operation of ETFs.

• Government Money Market Funds. Investments in government money market funds are subject to interest rate risk, credit risk, and market risk.
Securities Lending Risk
The Fund may lend its portfolio securities to brokers, dealers and financial institutions in order to obtain additional income. Borrowers of the Fund’s securities provide collateral either in the form of cash, which the Fund reinvests in securities or in the form of non-cash collateral consisting of securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities. The Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated government money market fund. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to cover its payment to the borrower of a pre-negotiated fee or “rebate” for the use of that cash collateral in connection with the loan. The Fund could also lose money due to a decline in the value of non-cash collateral. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions or could result in increased costs. Moreover, if the borrower becomes subject to insolvency or similar proceedings, the Fund could incur delays in its ability to enforce its rights in its collateral. There also is a risk that a borrower may default on its obligation to return loaned securities at a time when the value of the Fund’s collateral is inadequate. Although the Fund’s securities lending agent may indemnify the Fund against that risk, it is also possible that the securities lending agent will be unable to satisfy its indemnification obligations. In any case in which the loaned securities are not returned to the Fund before an ex-dividend date, whether or not due to a default by the borrower, the payment in lieu of the dividend that the Fund receives from the securities’ borrower would not be treated as a dividend for federal income tax purposes and thus would not qualify for treatment as “qualified dividend income.”

Securities Selection Risk
Securities selected for the Fund may decline substantially in value or may not perform to expectations. Judgments about the attractiveness, value and anticipated price movements of a security or asset class may be incorrect, and there is no guarantee that securities will perform as anticipated. The value of a security can be more or less volatile than the market as a whole or the Fund’s relative value approach may fail to produce the intended results. The assessment of relative value may be wrong or even if the assessment of relative value is correct, it may take a long period of time before the price and intrinsic value of an investment converge. It may not be possible to predict, or to hedge against, a widening in the yield spread of the securities selected for the Fund. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Small- Capitalization Companies Risk
Investments in small-capitalization companies generally involve greater risks and the possibility of greater price volatility, which at times can be rapid and unpredictable, than investments in larger capitalization and more established companies. Small-capitalization companies often have narrower commercial markets and more limited operating history, product lines, and managerial and financial resources than larger, more established companies. As a result, performance of small-capitalization companies can be more volatile and these companies may face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks. Additionally, small-capitalization companies may have less market liquidity than larger capitalization companies, and they can be sensitive to changes in overall economic conditions, interest rates, borrowing costs and earnings.

Value Stocks Risk
Investments in value stocks are subject to the risk that their intrinsic or full value may never be realized by the market, that a stock judged to be undervalued may be appropriately priced, or that their prices may decline. This may result in the value stocks’ prices remaining undervalued for extended periods of time and they may not ever realize their intrinsic or full value. While the Fund’s investments in value stocks seek to limit potential downside price risk over time, value stock prices still may decline substantially. In addition, the Fund may produce more modest gains as a trade-off for this potentially lower risk. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The Fund’s performance also may be affected adversely if value stocks become unpopular with, or lose favor among, investors. The Fund’s value style could cause it to underperform funds that use a growth or non-value approach to investing or have a broader investment style.

Comparison of Investment Restrictions and Limitations

The fundamental and non-fundamental investment restrictions for the Funds are substantially identical.  A fundamental investment policy of a Fund may not be changed without the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Fund as such term is defined in the Investment Company Act of 1940, as amended (“1940 Act”).  Under the 1940 Act, a “vote of a majority of the outstanding voting securities” of a fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund or (2) 67% or more of the shares present at a shareholder meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

Although the limitation is materially the same, the Funds use slightly different phrasing with respect to their fundamental investment restriction on industry concentration.  Each investment restriction and limitation for a Fund may be found in its SAI.

Investment Restriction	American Beacon Mid-Cap Value Fund	American Beacon Shapiro SMID Cap Equity Fund
Fundamental Investment Restrictions
Borrowing.
The Fund may not borrow money, except as otherwise permitted under the Investment Company Act or pursuant to a rule, order or interpretation issued by the SEC or its staff, including (i) as a temporary measure, (ii) by entering into reverse repurchase agreements, and (iii) by lending portfolio securities as collateral. For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other similar financial instruments shall not constitute borrowing.
Same.
Commodities.
The Fund may not invest in physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other similar financial instruments).
Same.

Industry Concentration.
The Fund may not invest more than 25% of its total assets in the securities of companies primarily engaged in any one industry provided that: (i) this limitation does not apply to obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities; and (ii) municipalities and their agencies and authorities are not deemed to be industries.  For purposes of this restriction, the Fund will regard only tax-exempt securities issued by municipalities and their agencies not to be an industry

The Fund may not invest more than 25% of its total assets in the securities of companies primarily engaged in any particular industry or group of industries provided that this limitation does not apply to: (i) obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities; and (ii) tax-exempt securities issued by municipalities and their agencies and authorities

Diversification.
The Fund may not invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than obligations issued by the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of the Fund’s total assets.
Same.
Loans.
The Fund may not lend any security or make any other loan except (i) as otherwise permitted under the Investment Company Act, (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff, (iii) through the purchase of a portion of an issue of debt securities in accordance with a Fund’s investment objective, policies and limitations, or (iv) by engaging in repurchase agreements with respect to portfolio securities.
Same.
Real Estate.
The Fund may not purchase or sell real estate or real estate limited partnership interests, provided, however, that a Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein when consistent with the other policies and limitations described in the Prospectus.
Same.

Senior Securities.	The Fund may not issue any senior security except as otherwise permitted (i) under the Investment Company Act or (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff.	Same.
Underwriting.
The Fund may not engage in the business of underwriting securities issued by others, except to the extent that, in connection with the disposition of securities, a Fund may be deemed an underwriter under federal securities law.
Same.
Non-Fundamental Investment Restrictions
Investing in Illiquid Securities.	The Fund may not invest more than 15% of its net assets in illiquid securities, including time deposits and repurchase agreements that mature in more than seven days.	Same.
Investing in Investment Companies.	The Fund may not purchase securities on margin or effect short sales, except that a Fund may obtain such short term credits as may be necessary for the clearance of purchases or sales of securities.	Same.

The above percentage limits (except the limitation to borrowings) are based upon asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction that was in compliance with the investment restrictions at the time such transaction was effected. For purposes of each Fund’s policy relating to making loans set forth in number (4) above, securities loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by a Fund exceeds 33¹/3% of its total assets (including the market value of collateral received).

For purposes of each Fund’s policy relating to issuing senior securities set forth above, “senior securities” are defined as Fund obligations that have a priority over the Funds’ shares with respect to the payment of dividends or the distribution of Fund assets. The Investment Company Act prohibits the Funds from issuing any class of senior securities or selling any senior securities of which it is the issuer, except that the Funds are permitted to borrow from a bank so long as, immediately after such borrowings, there is an asset coverage of at least 300% for all borrowings of each Fund (not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the Fund’s total assets). In the event that such asset coverage falls below this percentage, each Fund is required to reduce the amount of its borrowings within three days (not including Sundays and holidays) so that the asset coverage is restored to at least 300%. Consistent with guidance issued by the SEC and its staff, the requisite asset coverage may vary among different types of instruments. The policy above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

For purposes of each Fund’s industry concentration policy set forth above, the Manager may analyze the characteristics of a particular issuer and instrument and may assign an industry classification consistent with those characteristics. The Manager may, but need not, consider industry classifications provided by third parties, and the classifications applied to Fund investments will be informed by applicable law. A large economic or market sector shall not be construed as a single industry or group of industries. The Manager currently considers securities issued by a foreign government (but not the U.S. Government or its agencies or instrumentalities) to be an “industry” subject to the 25%

limitation. Thus, not more than 25% of a Fund’s total assets will be invested in securities issued by any one foreign government or supranational organization. A Fund might invest in certain securities issued by companies in a particular industry whose obligations are guaranteed by a foreign government. The Manager could consider such a company to be within the particular industry and, therefore, a Fund will invest in the securities of such a company only if it can do so under its industry concentration policy.

All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectus with respect to each Fund, the other investment policies described in the Funds’ SAIs are not fundamental and may be changed by approval of the Trustees.

Comparative Performance Information

After the Reorganization, the Acquiring Fund will be the accounting survivor.  This means that the Acquiring Fund will retain is historical investment performance and returns.

American Beacon Mid-Cap Value Fund

The bar chart and table below provide an indication of risk by showing changes in the Fund’s performance over time. The bar chart shows how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual total returns compare to a broad-based market index, which is the Fund’s benchmark index, for the period indicated.

The chart and the table show the performance of the Fund’s Investor Class shares for all periods. The Fund began offering R6 Class shares on February 28, 2018. In the table below, the performance of the R6 Class shares prior to February 28, 2018 represents the performance of the R5 Class shares of the Fund. The R6 Class shares would have had similar annual returns to the R5 Class shares of the Fund because the shares of each class represent investments in the same portfolio securities. However, the R5 Class shares of the Fund had different expenses than the R6 Class shares, which would affect performance. The R6 Class performance shown in the table has not been adjusted for differences in operating expenses between the R5 Class shares and the R6 Class shares.

You may obtain updated performance information on the Fund’s website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns for Investor Class shares. Year ended 12/31

50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
15.71%
39.65%
8.25%
-4.13%
17.37%
17.49%
-19.97%
26.25%
2.36%
28.21%
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021

Highest Quarterly Return: 29.08% 4th Quarter 2020 01/01/2012 through 12/31/2021 Lowest Quarterly Return: (39.99)% 1st Quarter 2020 01/01/2012 through 12/31/2021

The calendar year-to-date total return as of March 31, 2022 was (1.05)%.

American Beacon Mid-Cap Value Fund – Average Annual Total Returns (For the periods ended December 31, 2021)
Share Class	Inception Date	1-yr	5-yr	10-yr
Investor Class – Before Taxes	02/28/2006	28.21%	9.27%	11.86%
After Taxes on Distributions		25.18%	8.11%	10.72%
After Taxes on Distributions and Sale of Fund Shares		18.77%	7.15%	9.61%
A Class – Before Taxes	05/17/2010	20.76%	7.85%	11.01%
C Class – Before Taxes	09/01/2010	26.12%	8.35%	10.86%
Y Class – Before Taxes	03/01/2010	28.44%	9.46%	12.05%
R6 Class – Before Taxes	02/28/2018	28.59%	9.61%	12.16%
Advisor Class – Before Taxes	06/29/2007	27.74%	8.93%	11.52%
R5 Class – Before Taxes	11/30/2005	28.59%	9.55%	12.13%

Index (Reflects no deduction for fees, expenses or taxes)	1-yr	5-yr	10-yr
Russell Midcap® Value Index	28.34%	11.22%	13.44%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local income taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. If you are a tax-exempt entity or hold your Fund shares through a tax-deferred arrangement, such as an individual retirement account (“IRA”) or a 401(k) plan, the after-tax returns do not apply to your situation. After-tax returns are shown only for Investor Class shares of the Fund; after-tax returns for other share classes will vary.

American Beacon Shapiro SMID Cap Equity Fund

The bar chart and table below provide an indication of risk by showing changes in the Fund’s performance over time. The bar chart shows how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual total returns compare to a broad-based market index, which is the Fund’s benchmark index, as well as an additional broad-based market index with characteristics similar to those of the Fund, for the periods indicated.

In the table below, the performance of the Fund’s A Class and, C Class and R6 Class shares for periods prior to October 28, 2021 represents the returns of the Fund’s R5 Class shares. In each case, the newer share classes would have had similar annual returns to the older share classes because the shares of each class represent investments in the same portfolio securities. However, the older share classes had different expenses than the newer share classes, which would affect performance. As the expenses of the C Class shares are higher than the expenses of the R5 Class shares, the returns of the C Class shares for periods prior to October 28, 2021 would have been less than those shown below. The performance of the newer share classes shown in the table has not been adjusted for differences in operating expenses between those share classes and the older share classes, but the A Class and C Class shares performance has been adjusted for the impact of the maximum applicable sales charge.

You may obtain updated performance information on the Fund’s website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns for Investor Class shares. Year ended 12/31
Highest Quarterly Return: 34.98% 4th Quarter 2020 01/01/2018 through 12/31/2021 Lowest Quarterly Return: (37.71)% 1st Quarter 2020 01/01/2018 through 12/31/2021
The calendar year-to-date total return as of March 31, 2022 was (2.15)%.

Share Class	Inception Date	1-yr	Since Inception
Investor Class – Before Taxes	09/12/2017	27.69%	11.96%
After Taxes on Distributions		23.41%	9.68%
After Taxes on Distributions and Sale of Fund Shares		18.13%	8.63%
A Class – Before Taxes	10/28/2021	20.31%	10.41%
C Class – Before Taxes	10/28/2021	26.48%	11.91%
Y Class – Before Taxes	09/12/2017	28.00%	12.24%
R6 Class – Before Taxes	10/28/2021	28.17%	12.36%
R5 Class – Before Taxes	09/12/2017	28.17%	12.36%

Index (Reflects no deduction for fees, expenses or taxes)	1-yr	Since Inception
Russell 2500 Value Index	27.78%	10.97%
Russell 2500 Index	18.18%	14.22%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local income taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. If you are a tax-exempt entity or hold your Fund shares through a tax-deferred arrangement, such as an individual retirement account (“IRA”) or a 401(k) plan, the after-tax returns do not apply to your situation. After-tax returns are shown only for Investor Class shares of the Fund; after-tax returns for other share classes will vary.

     Capitalization

The following table shows the capitalization of the Target Fund and the Acquiring Fund as of May 31, 2022,

and of the Acquiring Fund on a pro forma combined basis as of that date, after giving effect to the Reorganization.  The table is for informational purposes only.  The capitalization of the Funds is likely to be different on the Closing Date due to purchase and redemption activity in the Funds.

	Net Assets	Net Asset Value Per Share	Shares Outstanding
American Beacon Mid-Cap Value Fund – A Class	$2,713,886.55	$17.67	153,587.24
American Beacon Mid-Cap Value Fund – Advisor Class	$473,494.20	$17.71	26,735.98
American Beacon Shapiro SMID Cap Equity Fund – A Class	$82,546.82	$11.02	7,490.64
Adjustments	$0	$0	108,912.78
Pro forma American Beacon Shapiro SMID Cap Equity Fund – A Class (After Reorganization)	$3,269,927.57	$11.02	296,726.64

American Beacon Mid-Cap Value Fund – C Class	$1,673,908.62	$16.93	98,872.34
American Beacon Shapiro SMID Cap Equity Fund – C Class	$82,172.29	$10.97	7,490.64
Adjustments	$0	$0	53,717.33
Pro forma American Beacon Shapiro SMID Cap Equity Fund – C Class (After Reorganization)	$1,756,080.91	$10.97	160,080.30

American Beacon Mid-Cap Value Fund – Y Class	$32,869,384.69	$17.92	1,834,229.06
American Beacon Shapiro SMID Cap Equity Fund – Y Class	$2,417,952.37	$11.18	216,274.81
Adjustments	$0	$0	1,105,787.46
Pro forma American Beacon Shapiro SMID Cap Equity Fund – Y Class (After Reorganization)	$35,287,337.06	$11.18	3,156,291.33

American Beacon Mid-Cap Value Fund – R6 Class	$1,010,166.82	$18.15	55,656.57
American Beacon Shapiro SMID Cap Equity Fund – R6 Class	$82,903.47	$11.25	7,369.20
Adjustments	$0	$0	34,136.03
Pro forma American Beacon Shapiro SMID Cap Equity Fund – R6 Class (After Reorganization)	$1,093,070.29	$11.25	97,161.80

American Beacon Mid-Cap Value Fund – R5 Class	$47,763,179.86	$18.10	2,638,849.72
American Beacon Shapiro SMID Cap Equity Fund – R5 Class	$6,653,269.85	$11.25	591,401.76

Adjustments	$0	$0	1,606,766.27
Pro forma American Beacon Shapiro SMID Cap Equity Fund – R-5 Class (After Reorganization)	$54,416,449.71	$11.25	4,837,017.75

American Beacon Mid-Cap Value Fund – Investor Class	$57,060,825.72	$18.44	3,094,404.87
American Beacon Shapiro SMID Cap Equity Fund – Investor Class	$4,068,378.84	$11.03	368,846.68
Adjustments	$0	$0	2,078,834.09
Pro forma American Beacon Shapiro SMID Cap Equity Fund – Investor Class (After Reorganization)	$61,129,204.56	$11.03	5,542,085.64

ADDITIONAL INFORMATION ABOUT THE REORGANIZATION
Terms of the Reorganization Plan

The terms and conditions under which the Reorganization will be completed are contained in the Reorganization Plan.  The following summary thereof is qualified in its entirety by reference to the Reorganization Plan, a copy of the form of which is attached to this Proxy Statement as Appendix A.

The Reorganization Plan provides for the Reorganization to occur on or about October 28, 2022.  The Reorganization Plan provides that, in the Reorganization, the Target Fund will transfer all of its assets to the Acquiring Fund at the close of business (or other time determined by the Trust) on the Closing Date.  In exchange for that transfer of assets, the Acquiring Fund will simultaneously (1) issue the number of full and fractional A Class, C Class, Y Class, R6 Class, R5 Class and Investor Class shares of the Acquiring Fund equal in aggregate value to the Target Fund’s aggregate NAV (i.e., the value of the transferred assets less the amount of the Target Fund’s liabilities) attributable to the A Class and Advisor Class, C Class, Y Class, R6 Class, R5 Class and Investor Class shares of the Target Fund on the Closing Date and (2) assume all of the liabilities of the Target Fund.  Immediately thereafter, the Target Fund will distribute the A Class, C Class, Y Class, R6 Class, R5 Class and Investor Class shares of the Acquiring Fund to the Target Fund’s shareholders as of the close of business on the Closing Date, by the Trust’s transfer agent establishing accounts on the Acquiring Fund’s share records in the names of those shareholders (except shareholders in whose names accounts thereon already exist) and crediting each shareholder’s newly opened (or pre-existing) account with the respective pro rata number of full and fractional A Class, C Class, Y Class, R6 Class, R5 Class and Investor Class shares of the Acquiring Fund due the shareholder, in complete liquidation (for federal tax purposes) of the Target Fund.  As a result, immediately after the Reorganization, those shareholders of the Target Fund’s A Class, Advisor Class, C Class, Y Class, R6 Class, R5 Class and Investor Class shares will own A Class, C Class, Y Class, R6 Class, R5 Class and Investor Class shares, as applicable, of the Acquiring Fund having an aggregate value equal to the aggregate value of his or her Target Fund shares held immediately prior to the Reorganization.  No sales charges will be imposed in connection with the receipt of Acquiring Fund shares by shareholders of a Target Fund.  Shares will be held in book entry form only.  Paper certificates will not be issued.  After such distribution, the Trust will take all necessary steps to effect a complete dissolution of the Target Fund (which will be treated as a complete liquidation thereof for federal tax purposes, within the meaning of applicable regulations).

Until the day prior to the Closing Date, shareholders of the Target Fund will continue to be able to redeem their Target Fund shares at the NAV per share next determined after the receipt by the transfer agent of a redemption request in prior form.  Redemption requests received by the transfer agent on or after the Closing Date will be treated as requests received for the redemption of shares of the Acquiring Fund received by the shareholder in connection with the Reorganization.  After the Reorganization, all of the issued and outstanding A Class, Advisor Class, C Class, Y Class, R6 Class, R5 Class and Investor Class shares of the Target Fund will be canceled on the Target Fund’s shareholder records, which will be permanently closed.  If the Reorganization is consummated, Target Fund shareholders will be free to redeem the A Class, C Class, Y Class, R6 Class, R5 Class and Investor Class shares of the Acquiring Fund that they receive in the Reorganization at their then-current NAV.  Shareholders of the Target Fund may wish to consult their tax advisers as to any different consequences of redeeming their Target Fund shares prior to the Reorganization or exchanging such shares for shares of the Acquiring Fund in the Reorganization.

The Reorganization Plan may be terminated or delayed and may be abandoned or postponed by the Board at any time before the Closing Date, if circumstances develop that, in the Board’s judgment, make proceeding with the Reorganization inadvisable for either Fund.  The completion of the Reorganization is subject to a number of conditions, including the receipt of a legal opinion from counsel to the Trust with respect to certain tax matters (see “Federal Income Tax Consequences of the Reorganization,” below).  In addition, the Reorganization Plan requires that the Target Fund will have distributed by the Closing Date substantially all of its taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for all federal income tax periods through the Closing Date so that the Target Fund will have not federal income or excise tax liability at the time of its Reorganization.  In the event that the Target Fund must make a distribution to its shareholders by the Closing Date of all undistributed net income and net capital gains, including net capital gains realized by the Target Fund, if any, in connection with certain changes made to its portfolio in advance of the Reorganization, such distribution will be taxable to shareholders as ordinary income and/or long-term capital gain depending on the Target Fund’s holding period for such assets, unless shareholders hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.  Assuming satisfaction of the conditions in the Reorganization Plan, the Closing Date of the Reorganization is expected to be on or about October 28, 2022, or another date determined by the Trust.

The Target Fund and/or its shareholders will not incur any direct expenses in connection with the Reorganization. The Manager shall bear the expenses relating to the Reorganization, including the costs of the proxy solicitation and the costs of preparing the Reorganization Plan and the Proxy Statement to seek approval for the Reorganization Plan from the Target Fund’s shareholders. Notwithstanding the foregoing, expenses shall be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in that Fund’s disqualification as a regulated investment company under the Internal Revenue Code of 1986, as amended, or would prevent the Reorganization from qualifying as a tax-free reorganization. The costs of the changes to the Target Fund’s portfolio prior to the Reorganization will be borne by the Target Fund.  The costs of such changes would be subject to the existing fee waiver/expense reimbursement agreement between the Trust, on behalf of the Target Fund, and the Manager.  However, brokerage commissions associated with such changes are excluded from the fee waiver/expense reimbursement agreement, and thus would be borne by the Target Fund.

The Reorganization Plan may be amended by the Board at any time and in any manner.  In addition, the Reorganization Plan may be terminated at or before the Closing by the Board with respect to the Reorganization if circumstances develop that, in the Board’s opinion, make proceeding with the Reorganization inadvisable for either Fund.

Description of the Securities to Be Issued

In accordance with the procedures provided for in the Reorganization Plan, the shareholders of the Target Fund will receive shares of the class with the same aggregate value of the Acquiring Fund that the shareholder holds in the Target Fund immediately prior to the Reorganization as set forth below:

Target Fund	Acquiring Fund
A Class shares	A Class shares
Advisor Class shares	A Class shares
C Class shares	C Class shares
Y Class shares	Y Class shares
R6 Class shares	R6 Class shares
R5 Class shares	R5 Class shares
Investor Class shares	Investor Class shares

Shares will be held in book entry form only; paper certificates will not be issued.  No sales charges will be imposed in connection with the receipt of Acquiring Fund’s shares by shareholders of the Target Fund pursuant to the Reorganization.

The Funds have identical purchase procedures, exchange rights and redemption procedures, and each class of shares of the Target Fund has the same purchase, exchange and redemption procedures as the corresponding class of shares of the Acquiring Fund.  The Target Fund’s Advisor Class shares have the same purchase, exchange and redemption procedures as the Funds’ A Class shares.  While the Advisor Class does not charge a sales load, the A Class shares charge a maximum sales charge of 5.75%.  Both the Advisor Class shares and A Class shares are available to eligible investors who meet the minimum initial investment, which is $2,500 for each share class.  For existing accounts, the minimum purchase or redemption that can be made by wire is $250 for A Class shares, but there is no such minimum amount for Advisor Class shares.  Both share classes are authorized to pay a distribution and service fee pursuant to Rule 12b-1 of up to 0.25% of the average daily net assets and a service fee of up to 0.25% of average daily net assets.  Additional information about the shares is included in Appendix C.

Board Considerations

The Board met on June 7-8, 2022, to consider the Reorganization.  Based upon the recommendation of the Manager, the Board’s evaluation of the relevant information prepared by the Manager and presented to the Board in advance of the meetings, and in light of its fiduciary duties, the Board, including all of the trustees who are not “interested persons” of the Trust as defined in the 1940 Act, unanimously approved the Reorganization Plan based on a determination that the Reorganization is in the best interests of the Target Fund and the Acquiring Fund and their respective shareholders, and that the interests of existing Target Fund and Acquiring Fund shareholders will not be diluted as a result of the Reorganization.

In approving the Reorganization, the Board considered the terms of the Reorganization Plan and determined that the Reorganization would provide Target Fund shareholders with the options of: (1) continuing to pursue their investment objective through a combined larger fund that pursues an identical investment objective on a tax-free basis; or (2) for any shareholders who did not wish to participate in the Reorganization, redeeming their investment in the Target Fund or exchanging their Target Fund shares for shares of another fund of the Trust, which might have tax consequences for them, at any time before or after the Reorganization.

The Board reviewed and analyzed various factors it deemed relevant, including the following factors, none of which by itself was considered dispositive.  The determinations were made on the basis of the business judgment of the Board after consideration of all of the factors taken as a whole, though individual members of the Board may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

The Terms and Conditions of the Reorganization.  The Board considered the terms of the Reorganization Plan, and, in particular, that the transfer of the assets of the Target Fund will be in exchange for shares of the Acquiring Fund and the Acquiring Fund’s assumption of all liabilities of the Target Fund.  The Board  also considered that, pursuant to the Reorganization Plan, each Target Fund shareholder would receive the same aggregate value of shares of the corresponding share class of the Acquiring Fund as the aggregate value of shares of the  share class of the Target Fund that the shareholder holds immediately prior to the Reorganization.  The Board further considered that, as the Acquiring Fund does not offer Advisor Class shares, the Target Fund’s Advisor Class shareholders would receive the same aggregate value of A Class shares of the Acquiring Fund as the aggregate value of Advisor Class shares that the shareholder holds immediately prior to the Reorganization.  The Board considered that, while A Class shares of the Acquiring Fund charge a sales load and the Advisor Class shares do not, no sales charges would be imposed in connection with the Reorganization.  As a result, the Board determined that the interests of each Fund’s shareholders would not be diluted as a result of the Reorganization.

Investment Objectives, Policies and Limitations and Continuity of Sub-Advisors. The Board considered that, at the time of the Reorganization, the Funds would have the same investment objective, which could be changed only with the approval of shareholders.  The Board considered that, while both Funds invest principally in equity securities, there were differences in the capitalization range of the companies and the types of securities in which the Funds invest, as well as the size of the Funds’ portfolios.  The Board considered that the Target Fund allocates its assets among multiple sub-advisors, whereas the assets of the Acquiring Fund are managed by a single sub-advisor, and that the Acquiring Fund’s sub-advisor is under common control with the Manager and is an “affiliated person” of the Manager within the meaning of Section 2(a)(3) of the 1940 Act.  The Board also considered that the Funds have the same fundamental investment restrictions, except that the Acquiring Fund and Target Fund have slightly different restrictions with respect to industry concentration.  The Board considered that, after the Reorganization, the Acquiring Fund would continue to pursue its current investment objective and investment strategy.  The Board also considered that the Acquiring Fund’s portfolio managers would continue to manage the Acquiring Fund after the Reorganization.

Comparison of Fund Performance. The Board considered that, for the three-year period ended March 31, 2022, R5 Class shares of the Acquiring Fund had stronger overall performance and a superior ranking within the Acquiring Fund’s peer group than the R5 Class shares of the Target Fund had within the Target Fund’s peer group. The Board also considered that, for the three year-period, the Acquiring Fund’s performance was more favorable than the performance of two of the Target Fund’s three sub-advisors.  The Board considered that, for the one-year period ended March 31, 2022, the relative performance of the Target Fund was more favorable than that of the Acquiring Fund, but that relative performance over shorter periods may be significantly impacted by market or economic events and not necessarily reflective of sub-advisor skill. Additionally, the Board considered that the Acquiring Fund will be the accounting survivor of the Reorganization.  This means that the Acquiring Fund will retain its historical investment performance and returns.

Net Assets and Portfolio Composition.  The Board considered that, as of May 24, 2022, the asset size of the Target Fund and the Acquiring Fund were approximately $136 million and $13 million, respectively, with a combined Fund size of approximately $149 million after the Reorganization.

Management and Investment Advisory Fee Rates.  The Board considered the management and sub-advisory fee rates paid by the Target Fund and the Acquiring Fund based on their most recent financial statements and as of April 30, 2022. The Board considered that, at current asset levels, the Target Fund and Acquiring Fund pay the same management fee rate to the Manager.  However, the Board considered that the Target Fund pays a higher blended investment advisory fee rate to the Target Fund’s sub-advisors than the Acquiring Fund pays to Shapiro.  The Board considered that the Acquiring Fund’s management and investment advisory fee rate schedules would not change following the Reorganization.

Relative Expense Ratios and Continuation of Waiver Agreements.  The Board considered the Funds’ comparative expense ratios based on their most recent financial statements and as of April 30, 2022.  The Board considered that, following the Reorganization, (1) the net expense ratio for each class of the Acquiring Fund would be equal to the current expense ratio for the corresponding class of the Acquiring Fund and equal to or lower than the current expense cap of the Target Fund, except to the extent that the Acquiring Fund’s net expense ratio may be affected by securities lending or other expenses that are excluded from the expense ratio cap, and (2) the gross expense ratio of each class of the Acquiring Fund will be lower than that of the Target Fund prior to the Reorganization.

The Board considered that the Manager had agreed to continue for a period of two years following the Reorganization the Acquiring Fund’s current expense caps, which are set forth below:

	A Class	Advisor Class*	C Class	Y Class	R6 Class	R5 Class	Investor Class
Acquiring Fund	1.26%	N/A	2.01%	0.96%	0.90%	0.89%	1.17%

* The Acquiring Fund does not issue Advisor Class shares.  Therefore, Advisor Class shareholders of the Target Fund will receive A Class shares of the Acquiring Fund in the Reorganization.

Economies of Scale.  The Board considered that, after giving effect to the Reorganization, the Acquiring Fund may achieve economies of scale in connection with an increase in its asset size.

Benefits to the Manager and Shapiro. The Board considered that, following the Reorganization,  the fee waivers and/or expense reimbursements currently assumed by the Manager would be eliminated for the Target Fund, and reduced for the Acquiring Fund due the combined Fund’s lower gross expense ratios.  The Board considered that the Reorganization would result in an increase in the Manager’s net revenue from the Acquiring Fund as compared to the combined aggregate net revenue of the Target Fund and Acquiring Fund prior to the Reorganization.  Additionally, the Board considered that the increase in the assets of the Acquiring Fund would increase Shapiro’s investment advisory fee revenues and, as a result, the profitability of the Manager and Shapiro with respect to the Acquiring Fund would be favorably impacted by the Reorganization.  The Board also noted that, as Shapiro is an affiliate of the Manager and the Target Fund Sub-Advisors are not, the Manager’s parent company would benefit from the increase in Shapiro’s investment advisory fee revenues and profitability.  Additionally, the Board considered the Manager’s representation that, following the Reorganization, the higher asset level of the Acquiring Fund would have the potential to expand the Acquiring Fund’s presence in distribution channels and intermediary platforms and future growth.

Best Interests.  The Board considered that the Manager believes that the Reorganization is in the best interests of the Funds and their shareholders and was recommending approval of the Reorganization Plan due to the underperformance of the Target Fund relative to its peers, the lower and more competitive expenses of the Acquiring Fund relative to the Target Fund and the better anticipated prospects for growth of the combined Acquiring Fund.

Tax Consequences.  The Board considered that the Reorganization is expected to be free from adverse federal income tax consequences for each Fund and its respective shareholders.

Expenses Relating to Reorganization. The Board considered that the Manager would bear the direct costs of the Reorganization, including the costs of the proxy solicitation and the costs associated with the preparation of the Reorganization Plan and the Proxy Statement.  The Board noted that the Manager does not anticipate any material indirect expenses related to the Reorganization, but that any such indirect expense would be paid by the Funds, subject to the fee waiver and/or expense reimbursement agreement between the Trust, on behalf of the Funds, and the Manager.  The Board also considered that the Target Fund would pay the brokerage costs associated with the transition of the Target Fund’s portfolio to align with the Acquiring Fund prior to the Reorganization.

Other Alternatives.  The Board considered that, if Target Fund shareholders do not approve the Reorganization Plan, the Reorganization will not occur and the Board may take such further action as it may deem to be in the best interest of the Target Fund and the Acquiring Fund and their shareholders.

Federal Income Tax Consequences of the Reorganization

The exchange of the Target Fund’s assets solely for the corresponding Acquiring Fund’s shares and the latter’s assumption of the Target Fund’s liabilities is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a)(1)(D) of the Internal Revenue Code of 1986, as amended (“Code”).  As a condition to consummation of the Reorganizations, each Fund will receive an opinion from K&L Gates LLP, the Trust’s counsel (“Opinion”), substantially to the effect that – based on the facts and assumptions stated therein and conditioned on the representations and warranties made in the Reorganization Plan and in separate letters, if requested, addressed to the Trust’s counsel being true and complete immediately after the close of business on the Closing Date (“Effective Time”) and consummation of the Reorganization in accordance with the Reorganization Plan (without the waiver or modification of any terms or conditions thereof and without taking into account any amendment thereof that Acquiring Trust’s counsel has not approved) – for federal income tax purposes:

(a)
The Acquiring Fund’s acquisition of the Target Fund’s assets in exchange solely for shares of the Acquiring Fund and the Acquiring Fund’s assumption of the Target Fund’s liabilities, followed by the Target Fund’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Target Shares and in complete liquidation of the Target Fund, will qualify as a “reorganization” (as defined in section 368(a)(1)(D)), and each Fund will be “a party to a reorganization” within the meaning of section 368(b) of the Code;

(b)
The Target Fund will recognize no gain or loss on the transfer of its assets to the  Acquiring Fund in exchange solely for the Acquiring Fund’s shares and its assumption of the Target Fund’s liabilities or on the subsequent distribution of those shares to the Target Fund’s shareholders in exchange for their Target Fund shares;

(c)	The Acquiring Fund will recognize no gain or loss on its receipt of the Target Fund’s assets in exchange solely for the Acquiring Fund’s shares and its assumption of the Target Fund’s liabilities;

(d)
The Acquiring Fund’s basis in each asset it receives from the Target Fund will be the same as the Target Fund’s basis therein immediately before the Reorganization, and the Acquiring Fund’s holding period for each such asset will include the Target Fund’s holding period therefor (except where the Acquiring Fund’s investment activities have the effect of reducing or eliminating an asset’s holding period);

(e)	A Target Fund shareholder will recognize no gain or loss on the exchange of all its Target Fund shares solely for the Acquiring Fund’s shares pursuant to the Reorganization; and

(f)
A Target Fund shareholder’s aggregate basis in the corresponding Acquiring Fund’s shares it receives in the  proposed Reorganization will be the same as the aggregate basis in its Target Fund shares it actually or constructively surrenders in exchange for those Acquiring Fund shares, and its holding period for those Acquiring Fund shares will include, in each instance, its holding period for those Target Fund shares, provided the shareholder holds them as capital assets at the Effective Time.

Notwithstanding clauses (b) and (d), the Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Target Fund shareholder with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof under a mark-to-market system of accounting.

A Fund’s ability to carry forward capital losses, if any, and to use them to offset future gains may be limited as a result of the Reorganization. “Pre-acquisition losses” of either the Target Fund or the Acquiring Fund (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) may become subject to limitations on their use to offset gains of the combined Fund. Additionally, if one Fund has net unrecognized gains above a certain threshold as of the date of the Reorganization (“built-in gains”), the other Fund’s pre-Reorganization losses cannot be used to offset such built-in gains if they are recognized during the five-year period beginning on the date of the Reorganization.

In addition, the Reorganization will result in the spreading of tax benefits and tax costs across the larger shareholder base of the combined Fund. On the one hand, the shareholders of the Target Fund will receive a proportionate share of any “built-in” (unrealized) gains in the Acquiring Fund’s assets, as well as any taxable gains realized by the Acquiring Fund but not distributed to its shareholders prior to the Reorganization, when such gains are eventually distributed by the Acquiring Fund. As a result, shareholders of the Target Fund may receive larger taxable distributions than they would have had the Reorganization not occurred. Additionally, any pre-acquisition losses of the Target Fund (whether realized or unrealized) remaining after the operation of the limitation rules described above will become available to offset post-Reorganization capital gains otherwise distributed to a broader group of shareholders than would have been the case absent such Reorganization, such that the benefit of those losses to the Target Fund shareholders may be further reduced relative to what the benefit would have been had the Reorganization not occurred. On the other hand, any pre-acquisition losses of the Acquiring Fund remaining after the operation of the limitation rules described above will be available to offset capital gains of the combined Fund realized after the Reorganization other than Target Fund built-in gains (as set forth above), potentially resulting in a tax benefit to the Target Fund shareholders.

While the Reorganization is expected to be tax-free for federal income tax purposes, shareholders will receive income and recognize gains for federal income tax purposes (except in the case of tax-advantaged shareholders, such as 401(k) plans or individual retirement accounts) in the event that the Target Fund must make a distribution to its shareholders by the Closing Date of all undistributed net income and net capital gains, including net capital gains realized by the Target Fund in connection with changes made to align its portfolio with that of the Acquiring Fund prior to the Reorganization.  It is also expected that the Acquiring Fund will distribute its recognized gains to its shareholders prior to the Reorganization so that the Target Fund’s shareholders will not receive distributions of such gains after the Reorganization.

Form of Organization and Rights of Shareholders of the Funds

Governing Law.  There are no material differences between rights of shareholders of the Funds.  The Target Fund and the Acquiring Fund are each separate series of the Trust, which is organized as a Massachusetts business trust.  The Trust is authorized to issue an unlimited number of shares of beneficial interest.  The Trust’s operations are governed by its Amended and Restated Declaration of Trust (the “Declaration of Trust”), Amended and Restated By-Laws (the “By-Laws”) and applicable state law. The following summary thereof is qualified in its entirety by reference to the Declaration of Trust and By-Laws.

Although federal law, and particularly the 1940 Act, regulates many of the aspects of the governance of a mutual fund, some state laws also apply because each mutual fund is organized as an entity under state law. The following is a summary of the law governing Massachusetts business trusts.

Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its declaration.  All power and authority to manage the fund and its affairs generally resides with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration of trust.  The flexibility inherent in a Massachusetts business trust has led to it becoming a common form of organization for mutual funds.  That flexibility also means that the Massachusetts business trust law may be open to interpretation although, in resolving such matters, courts may look by analogy to Massachusetts corporate law.

Under the Declaration of Trust, any shareholder or former shareholder of the Funds will not be held to be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or by or on behalf of any series.  The Funds are required to indemnify shareholders and former shareholders against losses and expenses incurred in connection with proceedings relating to his or her being or having been a shareholder of the Fund and not because of his or her acts or omissions or for some other reason.

A Massachusetts business trust can limit a trustee’s personal liability.  The Declaration of Trust states that, provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interests of the Trust, the Trustees will not be responsible for or liable in any event for neglect or wrongdoing of the Trustees or any officer, agent, employee or investment advisor of the Trust, but no Trustee will be protected against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.  The Investment Company Act also provides that no fund officer or trustee shall be protected from liability to the fund or shareholders for misfeasance, bad faith, gross negligence, or reckless disregard of the duties of office.

The Declaration of Trust provides for shareholder voting for the election or removal of Trustees; with respect to the approval or termination in accordance with the 1940 Act of any agreement as to which shareholder approval is required by the 1940 Act; with respect to certain reorganizations of the Trust or any of its series; with respect to certain amendments of the Declaration of Trust; to the same extent as the shareholders of a Massachusetts business corporation, as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders; and with respect to such additional matters relating to the Trust as may be required or authorized by law, the Declaration of Trust or the By-Laws of the Trust, or any registration and/or qualification of the Trust with the SEC or any state, as the Trustees may consider desirable.

Board of Trustees.  The Trust Board has eight trustees, one of whom is deemed an “interested person” (as defined in the 1940 Act) of the Trust.  For more information, refer to the Statement of Additional Information to this Information Statement, which is incorporated by reference into this Information Statement.

Share Classes.  Both the Target Fund and the Acquiring Fund offer A Class, C Class, Y Class, R6 Class, R5 Class and Investor Class shares, and the Target Fund also offers Advisor Class shares.  If the Reorganization is consummated, shareholders of each class of the Target Fund, other than Advisor Class, will receive the same class of shares of the Acquiring Fund that they hold in the Target Fund immediately prior to the Reorganization, and shareholders of the Advisor Class of the Target Fund will receive A Class shares of the Acquiring Fund. The Trust Board has reserved the right to create and issue additional share classes of the Acquiring Fund following the Reorganization.  Each share of a series or class represents an equal proportionate interest in that series or share class with each other share of that series or class.  Shares of each series or class generally vote together on fund- or trust-wide matters, except when required under federal securities laws to vote separately on matters that only affect a particular series or share class, such as the approval of a distribution plan for a particular class.

Tax Information

Dividends, capital gains distributions, and other distributions, if any, that you receive from a Fund are subject to federal income tax and may also be subject to state and local income taxes, unless you are a tax-exempt entity or your account is tax-deferred, such as an individual retirement account (“IRA”) or a 401(k) plan (in which case you may be taxed later, upon the withdrawal of your investment from such account or plan).

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor, Resolute Investment Distributors, Inc., or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS
Service Providers

The Manager

The Manager serves as the Manager and administrator of the Funds. The Manager, located at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039, is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms. The address of Kelso and its investment funds is 320 Park Avenue, 24th Floor, New York, NY 10022. The address of Estancia and its investment fund is 20865 N 90th Place, Suite 200, Scottsdale, AZ 85255. The address of RIH is 220 East Las Colinas Boulevard, Suite 1200, Irving, TX 75039.

The Manager was organized in 1986 to provide investment management, advisory, and administrative services. The Manager is registered as an investment adviser under the Advisers Act. The Manager is not registered as a CPO with respect to the Funds in reliance on the delayed compliance date provided by No-Action Letter 12-38 of the Division of Swaps Dealer and Intermediary Oversight (“Division”) of the CFTC. Pursuant to this letter, the Manager is not required to register as a CPO, or rely on an exemption from registration, until six months from the date the Division issues revised guidance on the application of the calculation of the de minimis thresholds in the context of the CPO exclusion in CFTC Regulation 4.5. In addition, on behalf of the Funds, the Manager has also filed a notice claiming the CFTC Regulation 4.5 exclusion from CPO registration under the Commodity Exchange Act. The Manager is also exempt from registration as a commodity trading advisor under CFTC Regulation 4.14(a)(8) with respect to the Funds.

The Manager is paid a management fee as compensation for providing each Fund with management and administrative services. The expenses are allocated daily to each class of shares of a Fund based upon the relative proportion of net assets represented by such class. The Management Agreement provides for the Manager to receive an annualized management fee based on a percentage of a Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

Target Fund		Acquiring Fund
First $15 billion	0.35%	First $5 billion	0.35%
Next $15 billion	0.325%	Next $5 billion	0.325%
Over $30 billion	0.30%	Next $10 billion	0.30%
		Over $20 billion	0.275%

For the fiscal year ended October 31, 2021, the Target Fund paid aggregate management fees to the Manager and investment advisory fees to its sub-advisor of 0.78% of the Fund’s average daily net assets, net of any waivers and recoupments of management fees and sub-advisory fees.  For the fiscal year ended June 30, 2021, the Acquiring Fund paid aggregate management fees to the Manager and investment advisory fees to its sub-advisor of 0.40% of the Fund’s average daily net assets, net of any waivers and recoupments of management fees and sub-advisory fees.

Operating expenses directly attributable to a specific class are charged against the assets of that class. Pursuant to the Management Agreement, the Manager provides the Trust with office space, office equipment and personnel necessary to manage and administer the Trust’s operations. This includes:

●	complying with reporting requirements;

●	corresponding with shareholders;

●	maintaining internal bookkeeping, accounting and auditing services and records;

●	supervising the provision of services to the Trust by third parties; and

●	administering the interfund lending facility and lines of credit, if applicable.

In addition to its oversight of the sub-advisors, the Manager may invest the portion of a Fund’s assets that a sub-advisor determines to be allocated to short-term investments.

Each Fund is responsible for expenses not otherwise assumed by the Manager, including the following: audits by independent auditors; transfer agency, custodian, dividend disbursing agent and shareholder recordkeeping services; taxes, if any, and the preparation of a Fund’s tax returns; interest; costs of Trustee and shareholder meetings; preparing, printing and mailing prospectuses and reports to existing shareholders; fees for filing reports with regulatory bodies and the maintenance of a Fund’s existence; legal fees; fees to federal and state authorities for the registration of shares; fees and expenses of Trustees; insurance and fidelity bond premiums; fees paid to service providers providing reports regarding adherence by sub-advisors to the investment style of a Fund; fees paid for brokerage commission analysis for the purpose of monitoring best execution practices of the sub-advisors; and any extraordinary expenses of a nonrecurring nature.

As compensation for services provided by the Manager in connection with securities lending activities conducted by a Fund, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee of 10% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers when a borrower posts collateral other than cash, a fee up to 10% of such loan fees. The SEC has granted exemptive relief that permits a Fund to invest cash collateral received from securities lending transactions in shares of one or more private or registered investment companies managed by the Manager.

As of the date of this Proxy Statement, each Fund engages in securities lending activities, and the Acquiring Fund intends to continue to do so after the Reorganization.

A discussion of the Board’s consideration and approval of the Management Agreement between the Target Fund and the Manager and the Investment Advisory Agreement among the Trust, on behalf of the Target Fund, each sub-advisor and the Manager is available in the Target Fund’s Annual Report for the fiscal year ended October 31, 2021. A discussion of the Board’s consideration and approval of the Management Agreement between the Acquiring Fund and the Manager and the Investment Advisory Agreement among the Trust, on behalf of the Acquiring Fund, the sub-advisor and the Manager is available in the Acquiring Fund’s Annual Report for the fiscal year ended October 31, 2021.

The Manager has contractually agreed to waive fees and/or reimburse expenses of the Funds and share classes to the extent that Total Annual Fund Operating Expenses exceed a percentage of that class’s average daily net assets (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses) as follows:

	A Class	Advisor Class	C Class	Y Class	R6 Class	R5 Class	Investor Class
Target Fund	1.26%	1.49%	2.01%	0.99%	0.90%	0.91%	1.17%
Acquiring Fund	1.26%	N/A	2.01%	0.96%	0.90%	0.89%	1.17%

With respect to the Target Fund, the contractual agreement extends through February 28, 2023.  With respect to the Acquiring Fund, the contractual agreement will extend at least two years from the Closing Date of the Reorganization.  The contractual expense reimbursement can be changed or terminated only in the discretion and with the approval of a majority of a Fund’s Board of Trustees. The Manager will itself waive fees and/or reimburse expenses of a Fund to maintain the contractual expense ratio caps for each applicable class of shares or make arrangements with other service providers to do so. The Manager may also, from time to time, voluntarily waive fees and/or reimburse expenses of a Fund. The Board has approved a policy whereby the Manager may seek repayment for any contractual or voluntary fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of recoupment.

The Sub-Advisors

Barrow Hanley, 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201, is a professional investment counseling firm that has been providing investment advisory services since 1979.  The firm is an indirect subsidiary of Perpetual Limited (ASX:PPT), an Australian financial services company.  As of December 31, 2021, Barrow Hanley had discretionary investment management authority with respect to approximately $50.6 billion of assets, including assets of a corporate client of the Manager and its subsidiaries and affiliated entities.

Pzena, 320 Park Avenue 8th Floor, New York, New York 10022, is a majority employee-owned investment management firm founded in 1995.  As of December 31, 2021, Pzena had assets of approximately $52.5 billion under management, including assets of a corporate client of the Manager and its subsidiaries and affiliated entities.

WEDGE, 301 South College Street, Suite 3800, Charlotte, NC 28202, is an investment management company founded with assets under management of $10.2 billion as of December 31, 2021. WEDGE was founded in 1984, in Charlotte, North Carolina by a group of investment professionals who had previously managed the common trust funds of a nationally oriented bank. Initially, venture capital funding was provided by the WEDGE International Group of Houston, Texas. In 1989, the firm’s founders purchased the venture capital position and WEDGE has been independently owned since that time. The firm is currently owned and operated by sixteen active General Partners.

Shapiro, 3060 Peachtree Rd NW #1555, Atlanta, GA 30305, is a professional investment advisory firm founded in 1990.  As of September 30, 2021, Shapiro had assets under management totaling approximately $5.5 billion.  In April 2017, Shapiro became an indirect majority-owned subsidiary of Resolute Investment Holdings, LLC, which is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P. The Manager and Shapiro are controlled by Resolute Investment Holdings, LLC. Accordingly, Shapiro is under common control with the Manager and is an “affiliated person” of the Manager within the meaning of Section 2(a)(3) of the Investment Company Act.  Shapiro has served as sub-advisor to the Acquiring Fund since its inception in 2017, and will continue to serve as sub-advisor to the Acquiring Fund after the Reorganization.

Although the Manager has no current intention to do so, the Acquiring Fund’s assets may be allocated among one or more additional sub-advisors in the future by the Manager. The Funds operate in a manager of managers structure. The Funds and the Manager have received an exemptive order from the SEC that permits the Funds, subject to certain conditions and approval by the Board, to hire and replace sub-advisors, and materially amend agreements with sub-advisors, that are unaffiliated with the Manager without approval of the shareholders. In the future, the Funds and the Manager may rely on an SEC staff no-action letter, dated July 9, 2019, that would permit the Funds to expand their exemptive relief to hire and replace sub-advisors that are affiliated and unaffiliated with the Manager without shareholder approval, subject to approval by the Board and other conditions. The Manager has ultimate responsibility, subject to oversight by the Board, to oversee sub-advisors and recommend their hiring, termination and replacement. The SEC order also exempts the Funds from disclosing the advisory fees paid by the Funds to individual sub-advisors in a multi-manager fund in various documents filed with the SEC and provided to shareholders. In the future, the Funds may rely on the SEC staff no-action letter to expand their exemptive relief to individual sub-advisors that are affiliated with the Manager. Under that no-action letter, the fees payable to sub-advisors unaffiliated with or partially-owned by the Manager or its parent company would be aggregated, and fees payable to sub-advisors that are wholly-owned by the Manager or its parent company, if any, would be aggregated with fees payable to the Manager. Whenever a sub-advisor change is proposed in reliance on the order, in order for the change to be implemented, the Board, including a majority of its “non-interested” trustees, must approve the change. In addition, the Funds are required to provide shareholders with certain information regarding any new sub-advisor within 90 days of the hiring of any new sub-advisor.

Information about the portfolio managers who are primarily responsible for overseeing the Funds’ investments is discussed in “Comparison of Investment Objectives, Policies, Strategies, Advisers and Portfolio Managers” above.  The Funds’ SAIs, which are incorporated by reference into this Proxy Statement, provide additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the Fund they manage.

Other Service Providers

Resolute Investment Distributors, Inc. (“RID” or “Distributor”), located at 220 East Las Colinas Blvd., Suite 1200, Irving, Texas 75039, is the Funds’ distributor and principal underwriter of the Funds’ shares.  The Distributor is a registered broker-dealer and is a member of FINRA. The Distributor is affiliated with the Manager through common ownership.  Under a Distribution Agreement with the Trust, the Distributor acts as the distributor and principal underwriter of the Trust in connection with the continuous offering of shares of the Funds. The Distributor continually distributes shares of the Funds on a best efforts basis. The Distributor has no obligation to sell any specific quantity of the Funds’ shares. Pursuant to the Distribution Agreement, to the extent applicable, the Distributor receives, and may re-allow to broker-dealers, all or a portion of the sales charge paid by the purchasers of A Class and C Class shares. For A Class and C Class shares, the Distributor receives commission revenue consisting of the portion of the A Class and C Class sales charge remaining after the allowances by the Distributor to the broker dealers. The Distributor retains any portion of the commission fees that are not paid to the broker-dealers for use solely to pay distribution related expenses.

State Street Bank and Trust Company, located at One Lincoln Street, Boston, Massachusetts 02111, serves as custodian for the Funds. State Street also serves as the Funds’ Foreign Custody Manager pursuant to rules adopted under the Investment Company Act, whereby it selects and monitors eligible foreign sub-custodians. The Manager also has entered into a sub-administration agreement with State Street. Under the sub-administration agreement, State Street provides each Fund with certain financial reporting and tax services.

Pursuant to an administrative services agreement among the Manager, the Trust, American Beacon Institutional Funds Trust and Parametric Portfolio Associates LLC (“Parametric”), located at 800 Fifth Avenue, Suite 2800, Seattle, Washington 98104, Parametric provides certain administrative services related to the equitization of cash balances for the Target Fund and other series of the Trust.

DST Asset Manager Solutions, Inc., located at 2000 Crown Colony Drive, Quincy, Massachusetts 02169, is the transfer agent and dividend paying agent for the Trust and provides these services to Fund shareholders.

The Target Fund’s independent registered public accounting firm is Ernst & Young LLP, which is located at 2323 Victory Avenue, Suite 2000, Dallas, Texas 75219.  The Acquiring Fund’s independent registered public accounting firm is PricewaterhouseCoopers LLP, which is located at 101 Seaport Blvd., Suite 500, Boston, MA 02210. PricewaterhouseCoopers LLP will continue to serve as the Acquiring Fund’s independent registered public accounting firm after the Reorganization.

K&L Gates LLP, 1601 K Street, NW, Washington, D.C. 20006, serves as legal counsel to the Funds.

Rule 12b-1 Distribution Plan

The Funds have adopted separate Distribution Plans for their A Class, C Class and, as applicable, Advisor Class shares in accordance with Rule 12b-1 under the Investment Company Act, which allows the A Class, C Class and Advisor Class shares to pay distribution and other fees for the sale of Fund shares and for other services provided to shareholders. Each Plan also authorizes the use of any fees received by the Manager in accordance with the Management Agreement, and any fees received by the sub-advisors pursuant to their Investment Advisory Agreements, to be used for the sale and distribution of Fund shares. The Plans provide that the A Class and Advisor Class shares of the Funds will pay up to 0.25% per annum of the average daily net assets attributable to the A Class and Advisor Class, respectively, and the C Class shares of the Funds will pay up to 1.00% per annum of the average daily net assets attributable to the C Class, to the Manager (or another entity approved by the Board). Because these fees are paid out of a Fund’s A Class, C Class and Advisor Class assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Funds have also adopted a shareholder services plan for their A Class, C Class, Investor Class and, as applicable, Advisor Class shares for certain non-distribution shareholder services provided by financial intermediaries. The shareholder services plan authorizes annual payment of up to 0.25% of the average daily net assets attributable to the A Class shares, up to 0.25% of the average daily net assets attributable to the C Class shares, up to 0.375% of the average daily net assets attributable to the Investor Class shares, and up to 0.25% of the average daily net assets attributable to the Advisor Class shares. In addition, the Funds may reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries attributable to Y Class and R5 Class shares of the Funds. R6 Class shares will not reimburse the Manager for non-distribution shareholder services provided by financial intermediaries.

Payments to Financial Intermediaries

For certain share classes, a Fund and/or the Manager (and/or the Manager’s affiliates), at their own expense, may pay compensation to financial intermediaries for shareholder-related services and, if applicable, distribution-related services, including administrative, sub-transfer agency type, recordkeeping and shareholder communication services. For example, compensation may be paid to make Fund shares available to sales representatives and/or customers of a fund supermarket platform or similar program sponsor or for services provided in connection with such fund supermarket platforms and programs.

The amount of compensation paid to different financial intermediaries may differ. The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in a Fund. To the extent that a Fund pays any such compensation, it is designed to compensate the financial intermediary for providing services that would otherwise be provided by the Manager, a Fund or its transfer agent. To the extent the Manager or its affiliates pay such compensation, it would likely include amounts from that party’s own resources and constitute what is sometimes referred to as “revenue sharing.”

Compensation received by a financial intermediary from a Fund, the Manager or an affiliate of the Manager may include payments for marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating (itself and) its salespersons with respect to Fund shares. For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding a Fund, including travel and lodging expenses. It may also cover costs incurred by financial intermediaries in connection with their efforts to sell Fund shares, including costs incurred compensating (registered) sales representatives and preparing, printing and distributing sales literature.

Any compensation received by a financial intermediary, whether from a Fund or the Manager and/or its affiliates, and the prospect of receiving it may provide the financial intermediary with an incentive to recommend the shares of a Fund, or a certain class of shares of a Fund, over other potential investments. Similarly, the compensation may cause financial intermediaries to elevate the prominence of a Fund within its organization by, for example, placing it on a list of preferred funds. You can contact your financial intermediary for details about any such payments it receives from the Manager, its affiliates and/or the Funds, or any other fees, expenses, or commissions your financial intermediary may charge you in addition to those disclosed in this Prospectus.

A Fund will not make any of the payments described in this section with respect to its R6 Class shares.

“Householding”
One copy of this Proxy Statement may be delivered to multiple shareholders who share a single address, unless the Target Fund has received instructions to the contrary. If you would like to obtain an additional copy of this Proxy Statement or a copy of the Target Fund’s most recent Annual or Semi-Annual Shareholder Report, free of charge, write to the Manager at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039, Attn: Terri L. McKinney, or call 1-800-658-5811.  If you received a Proxy Statement for each shareholder at your address and would like to receive a single copy in the future, please contact the Manager as instructed above.

Additional Information

For additional information regarding your investment in the Acquiring Fund (and other funds in the Trust), including: (1) purchase, exchange and redemption information; (2) valuation of Acquiring Fund shares; (3) account and transaction policies; and (4) information regarding dividends, other distributions and taxes, please see Appendix C.

VOTING INFORMATION

Record Date, Voting Rights and Vote Required

Proxies are being solicited from the shareholders of the Target Fund by the Board for the Special Meeting to be held at 2:00 p.m. Central Time on October 12, 2022, at the offices of the Manager, located at 220 East Las Colinas Blvd., Suite 1200, Irving, Texas 75039, or at such later time made necessary by adjournment.

The Board has fixed the close of business on July 25, 2022 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Special Meeting and any adjournments thereof.  Shareholders of record as of the Record Date will be entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) of the Target Fund, and each fractional dollar amount shall be entitled to a proportionate fractional vote.  Regardless of the class of shares they own, shareholders of the Target Fund will vote as a single class on the Plan.

The individuals names as proxies on the enclosed proxy cards will vote in accordance with your directions as indicated thereon if your proxy card is received and has been properly executed. Unless revoked, all valid proxies will be voted in accordance with the specification thereon.  If your proxy card is properly executed and you give no voting instructions, your shares will be voted “FOR” approval of the Reorganization Plan.  The total number and dollar value of issued and outstanding shares of beneficial interest of each class of the Target Fund as of the Record Date is set forth below.

Outstanding Shares
A Class	Advisor Class	C Class	Y Class	R6 Class	R5 Class	Investor Class
[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

Outstanding Dollar Amounts
A Class	Advisor Class	C Class	Y Class	R6 Class	R5 Class	Investor Class
[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

The table below shows the number and dollar value of issued and outstanding shares of each class of the Acquiring Fund as of July 25, 2022.

Outstanding Shares
A Class	C Class	Y Class	R6 Class	R5 Class	Investor Class
[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

Outstanding Dollar Amounts
A Class	C Class	Y Class	R6 Class	R5 Class	Investor Class
[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

Approval of the Reorganization Plan requires the affirmative vote of the holders of a “majority of the outstanding voting securities” as such term is defined in the Investment Company Act (an “Investment Company Act Majority”) of the Target Fund entitled to vote on the Reorganization Plan. For this purpose, a vote of the holders of a “majority of the outstanding voting securities” of the Target Fund means the lesser of: (a) the affirmative vote of 67% or more of the Target Fund’s shares present at the Special Meeting, if the holders of more than 50% of the Target Fund’s outstanding shares are present in person or represented by proxy; or (b) the affirmative vote of more than 50% of the

Target Fund’s outstanding shares.  Shareholders of record who own five percent or more of the Target Fund as of the Record Date are set forth on Appendix B to this Proxy Statement.  The Trust will request broker-dealers, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of shares held of record by such persons.

How to Vote

You may cast your vote by mail, via the internet, and by telephone as set forth below:

Mail:
To vote your proxy by mail, check the appropriate voting box on the reverse side of your proxy card(s), sign and date the card(s) and return it in the enclosed postage-prepaid envelope. If you sign, date and return the proxy card but give no voting instructions, the proxies will vote FOR the proposal.

Internet:	The web address and instructions for voting online can be found on the enclosed proxy card(s). You will be required to provide your control number found on the reverse side of your proxy card(s).

Phone:
Automated Touchtone: the toll-free number for automated touchtone telephone voting can be found on the enclosed proxy card(s).  You must have the control number found on the reverse side of your proxy card(s).

Representative: To cast your vote by phone with a proxy voting representative, call the toll-free number found on the enclosed proxy card(s). You will be required to provide your control number found on the reverse side of your proxy card(s).

Proxies

All proxies solicited by the Board that are properly executed and received by the Secretary prior to the Special Meeting, and are not revoked, will be voted at the Special Meeting. A proxy with respect to shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to its exercise the Target Fund receives a specific written notice to the contrary from any one of such persons. Shares represented by such proxies will be voted in accordance with the instructions thereon.  If no specification is made on a proxy, it will be voted FOR the matters specified on the proxy.

You may revoke a proxy once it is given.  If you desire to revoke a proxy, you must submit a subsequent later dated proxy or a written notice of revocation to Rosemary K. Behan, Secretary of the Trust, which must be delivered to the Trust prior to the exercise of the proxy.  You may also revoke a proxy through execution of a subsequent proxy or attendance and voting in person at the meeting, or if a written notice of your death or incapacity is received by the Trust before the proxy’s vote is counted. Attendance by a shareholder at the Special Meeting does not, by itself, revoke a proxy.

Quorum and Adjournments

One-third of the net asset value (in dollars) of the outstanding shares of the Target Fund that are entitled to vote will be considered a quorum for the transaction of business.  Any lesser number shall be sufficient for adjournments. If a quorum of shareholders of the Target Fund is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the Reorganization Plan described in this Proxy Statement are not received, the persons named as proxies may, but are under no obligation to, propose one or more adjournments of the Special Meeting to permit further solicitation of proxies, without further notice than by announcement at the Special Meeting, if the adjourned meeting is held within a reasonable time after the date set for the Special Meeting.  Any business that might have been transacted at the Special Meeting with respect to the Target Fund may be transacted at any such adjourned session(s) at which a quorum is present.  The persons designated as proxies may use their discretionary authority to vote on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

Effect of Abstentions and Broker “Non-Votes”

Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present, but will not be voted “FOR” or “AGAINST” any adjournment.  Therefore, abstentions and broker non-votes will have no effect on the outcome of a vote on adjournment.  Abstentions and broker non-votes also will not be counted as votes cast for purposes of determining whether sufficient votes have been received to approve the Reorganization Plan.  Accordingly, abstentions effectively will be a vote “AGAINST” the Plan.  Because the proposal is expected to “affect substantially” a shareholder’s rights or privileges, a broker may not vote shares if the broker has not received instructions from beneficial owners or persons entitled to vote, even if the broker has discretionary voting power (i.e., the proposal is non-discretionary).  As there are no proposals on which brokers may vote in their discretion on behalf of their clients, the Target Fund does not expect to receive any broker non-votes.

Solicitation of Proxies

The Target Fund expects that the solicitation of proxies will be made by mail, but also may telephone, Internet, oral or facsimile communications by a proxy solicitor and/or employees of the Manager who will not receive any compensation from the Trust for such solicitation.  The Manager has retained [Proxy Solicitor] to aid in the [printing and] solicitation of proxies, at an anticipated cost of approximately $[  ], plus expenses.  The Manager will bear all direct costs relating to the Reorganization, including the costs of seeking approval from the Target Fund’s shareholders of the Plan.

Other Business and Next Meeting of Shareholders

The Board knows of no other business to be brought before the Special Meeting. If any other matters come before the Special Meeting, the Board intends that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed proxy card.

The Target Fund does not hold regular meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of shareholders should send their written proposals to the Secretary of American Beacon Funds, 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039.  Submission of a proposal does not necessarily mean that the proposal will be included.

FINANCIAL HIGHLIGHTS

For the financial highlights tables of the Funds see “Financial Highlights” in Appendix D.  The information in the financial highlights has been derived from, and should be read in conjunction with, the financial statements of the Funds and the notes thereto included in the Target Fund’s Annual Shareholder Report for the fiscal year ended October 31, 2021, the Target Fund’s Semi-Annual Shareholder Report for the fiscal period ended April 30, 2022, the Acquiring Fund’s Annual Shareholder Report for the fiscal year ended June 30, 2021, and the Acquiring Fund’s Semi-Annual Shareholder Report for the fiscal period ended December 31, 2021.

*          *          *          *

APPENDIX A
FORM OF PLAN OF REORGANIZATION AND TERMINATION

THIS PLAN OF REORGANIZATION AND TERMINATION (“Plan”) is adopted by AMERICAN BEACON FUNDS, a Massachusetts business trust (“Trust”), on behalf of American Beacon Mid-Cap Value Fund (“Target”) and American Beacon Shapiro SMID Cap Equity Fund (“Acquiring Fund”), each a segregated portfolio of assets (“series”) thereof.  (Each of Target and Acquiring Fund is sometimes referred to herein as a “Fund.”)  Notwithstanding anything to the contrary contained herein, (1) all agreements, covenants, actions, and obligations (collectively, “Obligations”) of and by each Fund contained herein shall be deemed to be Obligations of, and all rights and benefits created hereunder in favor of each Fund shall inure to and be enforceable by, the Trust acting on its behalf, and (2) in no event shall any other series of the Trust or the assets thereof be held liable with respect to the breach or other default by an obligated Fund or the Trust of its Obligations set forth herein.

The Trust (1) is a trust operating under a declaration of trust, the beneficial interest in which is divided into transferable shares, that is duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts (“Massachusetts”) (commonly referred to as a “Massachusetts business trust”), (2) is duly registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company, which registration is in full force and effect, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A.  Each Fund is a duly established and designated series thereof.

The Trust wishes to effect a reorganization described in section 368(a)(1)(D) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and intends this Plan to be, and adopts it as, a “plan of reorganization” (within the meaning of the regulations under the Code (“Regulations”)).  The reorganization will consist of (1) the transfer of all of Target’s assets to Acquiring Fund in exchange solely for shares of beneficial interest (“shares”) in Acquiring Fund and Acquiring Fund’s assumption of all of Target’s liabilities, (2) the distribution of those shares pro rata to Target’s shareholders in exchange for their shares therein and in complete liquidation thereof (for federal tax purposes), and (3) Target’s termination as a series of the Trust under Massachusetts law, all on the terms and conditions set forth herein (collectively, “Reorganization”).

The Trust’s Amended and Restated Declaration of Trust, dated August 20, 2019 (“Declaration”), which is on file with the Secretary of Massachusetts, permits it to vary its shareholders’ investment.  The Trust does not have a fixed pool of assets ‑‑ each series thereof (including each Fund) is a managed portfolio of securities, and American Beacon Advisors, Inc. (“Manager”) has the authority to buy and sell securities for it.

The Trust’s Board of Trustees (“Board”), including a majority of its members who are not “interested persons” (as that term is defined in the 1940 Act) thereof, (1) has duly adopted this Plan, approved the transactions contemplated hereby, and authorized performance of this Plan on each Fund’s behalf and consummation of the Reorganization by all necessary Board action and (2) has determined that participation in the Reorganization is in the best interests of each Fund and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.
Target’s issued and outstanding shares are divided into seven classes, designated as A Class shares, C Class shares, Y Class shares, R5 Class shares, R6 Class shares, Advisor Class shares and Investor Class shares (“Target A Class Shares,” “Target C Class Shares,” “Target Y Class Shares,” “Target R5 Class Shares,” “Target R6 Class Shares,” “Target Advisor Class Shares,” and, “Target Investor Class Shares,” respectively, and collectively, “Target Shares”).  Acquiring Fund has issued and outstanding shares designated as A Class shares, C Class shares, Y Class shares, R5 Class shares, R6 Class shares and Investor Class shares (“Acquiring Fund A Class Shares,” “Acquiring Fund C Class Shares,” “Acquiring Fund Y Class Shares,” “Acquiring Fund R5 Class Shares,” “Acquiring Fund R6 Class Shares,” and “Acquiring Fund Investor Class Shares,” respectively, and collectively, “Acquiring Fund Shares”).

1.	PLAN OF REORGANIZATION AND TERMINATION

1.1          Subject to the terms and conditions set forth herein, Target shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to Acquiring Fund.  In exchange therefor, Acquiring Fund shall –

(a)  issue and deliver to Target the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the third decimal place) (1) Acquiring Fund A Class Shares determined by dividing Target’s net value (computed as set forth in paragraph 2.1) (“Target Value”) attributable to the Target A Class Shares outstanding at the Effective Time (as defined in paragraph 3.1) by the net asset value (determined as set forth in paragraph 2.2) (“NAV”) per share of an Acquiring Fund A Class Share, (2) Acquiring Fund C Class Shares determined by dividing the Target Value attributable to the Target C Class Shares then outstanding by the NAV per share of an Acquiring Fund C Class Share, (3) Acquiring Fund Y Class Shares determined by dividing the Target Value attributable to the Target Y Class Shares then outstanding by the NAV per share of an Acquiring Fund Y Class Share, (4) Acquiring Fund R5 Class Shares determined by dividing the Target Value attributable to the Target R5 Class Shares then outstanding by the NAV per share of an Acquiring Fund R5 Class Share, (5) Acquiring Fund R6 Class Shares determined by dividing the Target Value attributable to the Target R6 Class Shares then outstanding by the NAV per share of an Acquiring Fund R6 Class Share, (6) Acquiring Fund A Class Shares determined by dividing the Target Value attributable to the Target Advisor Class Shares then outstanding by the NAV per share of an Acquiring Fund A Class Share, and (7) Acquiring Fund Investor Class Shares determined by dividing the Target Value attributable to the Target Investor Class Shares then outstanding by the NAV per share of an Acquiring Fund Investor Class Share, and

(b)  assume all of Target’s liabilities described in paragraph 1.3 (“Liabilities”).

Those transactions shall take place at the Closing (as defined in paragraph 3.1).

1.2          The Assets shall consist of all assets and property of every kind and nature ‑‑ including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, goodwill, and books and records ‑‑ Target owns at the Valuation Time (as defined in paragraph 2.1) and any deferred and prepaid expenses (other than unamortized organizational expenses) shown as assets on Target’s books at that time.

1.3          The Liabilities shall consist of all of Target’s liabilities, debts, obligations, and duties of whatever kind or nature existing at the Valuation Time, whether absolute, accrued, contingent, or otherwise, whether known or unknown, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time, and whether or not specifically referred to herein.  Notwithstanding the foregoing, Target will endeavor to discharge all its known liabilities, debts, obligations, and duties before the Effective Time.

1.4          If the dividends and/or other distributions Target has paid through the Effective Time for its current taxable year do not equal or exceed the sum of its (a) “investment company taxable income” (within the meaning of section 852(b)(2)), computed without regard to any deduction for dividends paid, plus (b) “net capital gain” (as defined in section 1222(11)), after reduction by any capital loss carryovers, for that year through that time, then at or as soon as practicable before that time, Target shall declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of that income and gain ‑‑ and in no event less than the sum of 98% of its “ordinary income” plus 98.2% of its “capital gain net income,” as those terms are defined in section 4982(e)(1) and (2), respectively ‑‑ for all federal income tax periods ending at or before the Effective Time, and treating its current taxable year as ending at that time, such that Target will have no tax liability under section 852 for the current and any prior tax periods.

1.5          At the Effective Time (or as soon thereafter as is reasonably practicable), Target shall distribute the Acquiring Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined at the Effective Time (each, a “Shareholder”), in proportion to their Target Shares then held of record and in constructive exchange therefor, and shall completely liquidate (which shall be treated as a complete liquidation of Target for federal tax purposes, within the meaning of section 1.368-2(m)(1)(iv) of the Regulations).  That distribution shall be accomplished by the Trust’s transfer agent’s opening accounts on Acquiring Fund’s shareholder records in the names of the Shareholders (except Shareholders in whose names accounts thereon already exist) and transferring those Acquiring Fund Shares to those newly opened and existing accounts.  Pursuant to that transfer, each Shareholder’s account shall be credited with the respective pro rata number of full and fractional Acquiring Fund Shares due that Shareholder, by class (e.g., the account for each Shareholder that holds Target A Class Shares shall be credited with the respective pro rata number of full and fractional Acquiring Fund A Class Shares due that Shareholder, the account for each Shareholder that holds Target C Class Shares shall be credited with the respective pro rata number of full and fractional Acquiring Fund C Class Shares due that Shareholder, and so on).  The aggregate NAV of Acquiring Fund Shares of each class to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Target Shares that Shareholder owns at the Effective Time.  All issued and outstanding Target Shares, including any represented by certificates, shall simultaneously be canceled on Target’s shareholder records.  Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares issued in connection with the Reorganization.

1.6          After the Effective Time, Target shall not conduct any business except in connection with its termination.  As soon as reasonably practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 1.5 ‑‑ as provided there, on making that distribution Target’s liquidation shall be complete for federal tax purposes ‑‑ but in all events within six months after the Effective Time, (a) Target shall be terminated as a series of the Trust and (b) the Trust shall make all filings and take all other actions in connection therewith required by applicable law, and otherwise necessary and proper, to effect that termination.

1.7          Any reporting responsibility of Target to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated.  In furtherance of the foregoing, after the Effective Time, the Trust shall prepare, or shall cause its agents to prepare, any federal, state, and local tax returns, including any Forms 1099, required to be filed by it with respect to Target’s final taxable year ending with its complete liquidation and for any prior periods or taxable years and shall cause those tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities.

1.8          Any transfer taxes payable on issuance and transfer of Acquiring Fund Shares in a name other than that of the registered holder on Target’s shareholder records of the Target Shares actually or constructively exchanged therefor shall be paid by the transferee thereof as a condition of that transfer.

2.	VALUATION

2.1          For purposes of paragraph 1.1(a), Target’s net value shall be (a) the value of the Assets computed immediately after the close of regular trading on the New York Stock Exchange (“NYSE”) and Target’s declaration of dividends and/or other distributions, if any, on the date of the Closing (“Valuation Time”), using the valuation procedures set forth in the Trust’s then-current prospectus and statement of additional information for the Funds (among other series) and valuation procedures established by the Board (collectively, “Valuation Procedures”), less (b) the amount of the Liabilities at the Valuation Time.

2.2          For purposes of paragraph 1.1(a), the NAV per share of Acquiring Fund Class Y Shares, Acquiring Fund R5 Class Shares and Acquiring Fund Investor Class Shares shall be computed at the Valuation Time using the Valuation Procedures.  For purposes of paragraph 1.1(a), the NAV per share of Acquiring Fund Class A Shares, Acquiring Fund Class C Shares and Acquiring Fund Class R6 Shares, which are newly created share classes, shall be established by the Trust’s management prior to the Closing.

2.3          All computations pursuant to paragraphs 2.1 and 2.2 shall be made (a) by State Street Bank and Trust Company, in its capacity as the Trust’s fund accounting agent, or (b) in the case of securities subject to fair valuation, in accordance with the Valuation Procedures.

3.	CLOSING AND EFFECTIVE TIME

3.1          Unless the Trust determines otherwise, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to occur simultaneously as of immediately after the close of business (4:00 p.m., Eastern Time) on October 28, 2022, or a later date the Trust determines (“Effective Time”).  If, at or immediately before the Valuation Time, (a) the NYSE or another primary trading market for portfolio securities of either Fund (each, an “Exchange”) is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on an Exchange or elsewhere is disrupted so that, in the Board’s judgment, accurate appraisal of the value of either Fund’s net assets and/or the NAV per share of any class of Acquiring Fund Shares is impracticable, the date of the Closing

(and, therefore, the Valuation Time and the Effective Time) shall be postponed until the first business day on which that Exchange is open for regular trading after the day when that trading has been fully resumed and that reporting has been restored.  The Closing shall be held at the Trust’s offices or at another place the Trust determines.

3.2          The Trust shall direct the custodian of its assets to deliver at the Closing a certificate of an authorized officer (“Certificate”) stating that (a) the Assets it holds will be transferred to Acquiring Fund at the Effective Time and (b) Acquiring Fund’s books immediately after the Closing will reflect the Assets transferred by Target to Acquiring Fund, plus any existing assets of Acquiring Fund prior to the Closing.

3.3          The Trust shall direct its transfer agent to deliver at or immediately after the Closing a Certificate stating that its records contain (a) the name, address, and taxpayer identification number of each Shareholder, (b) the number of full and fractional outstanding Target Shares, by class, each Shareholder owns, and (c) the dividend reinvestment elections, if any, applicable with respect to each Shareholder, all as of the Effective Time.

3.4.          The Trust shall direct its transfer agent to deliver (a) at the Closing, a confirmation, or other evidence satisfactory to the Trust, that the Acquiring Fund Shares to be issued to Target pursuant to paragraph 1.1(a) have been credited to Target’s account on Acquiring Fund’s shareholder records and (b) at or as soon as reasonably practicable after the Closing, a Certificate as to the opening of accounts on those records in the names of the Shareholders.

4.	CONDITIONS PRECEDENT

4.1          The Trust’s obligation to implement this Plan on Acquiring Fund’s behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Effective Time:

(a)          At the Effective Time, the Trust, on Target’s behalf, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or that are restricted to resale by their terms); and on delivery and payment for the Assets, the Trust, on Acquiring Fund’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”);

(b)          The Trust, with respect to Target, is not currently engaged in, and its adoption and performance hereof and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Massachusetts law, the Declaration or the Trust’s By-Laws (collectively, “Governing Documents”), or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which the Trust, with respect to Target or on its behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Trust, with respect to Target or on its behalf, is a party or by which it is bound;

(c)          At or before the Effective Time, either (1) all material contracts and other commitments of or applicable to Target (other than this Plan and certain investment contracts, including options, futures, forward contracts, and swap agreements) will terminate or (2) provision for discharge, and/or Acquiring Fund’s assumption, of any liabilities of Target thereunder will be made, without either Fund’s incurring any liability or penalty with respect thereto and without diminishing or releasing any rights the Trust, on Target’s behalf, may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

(d)          No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Trust’s knowledge, threatened against the Trust, with respect to Target or any of its properties or assets attributable or allocable to Target, that, if adversely determined, would materially and adversely affect Target’s financial condition or the conduct of its business;  and the Trust, on Target’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Target’s business or the Trust’s ability to consummate the transactions contemplated hereby;

(e)          Target’s Statement of Assets and Liabilities, Schedule of Investments, Statement of Operations, and Statement of Changes in Net Assets (each, a “Statement”) at and for the fiscal year (in the case of the last Statement, for the two fiscal years) ended October 31, 2021, have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); those Statements present fairly, in all material respects, Target’s financial condition at their respective dates in accordance with GAAP and the results of its operations and changes in its net assets for the period(s) then ended; and, to the Trust’s management’s best knowledge and belief, there are no known contingent liabilities of Target required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at those respective dates that are not disclosed therein;

(f)          Since October 31, 2021, there has not been any material adverse change in Target’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Target of indebtedness maturing more than one year from the date the indebtedness was incurred; for purposes of this subparagraph, a decline in Target’s NAV due to declines in market values of securities Target holds, the discharge of Target liabilities, or the redemption of Target Shares by its shareholders will not constitute a material adverse change;

(g)          All federal, state, and local tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of Target required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) will have been timely filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns will have been paid or provision will have been made for the payment thereof (except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect); to the best of the Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Target (1) is in compliance in all material respects with all applicable Regulations pertaining to (i) the reporting of dividends and other distributions on and redemptions of its shares, (ii) withholding in respect thereof, and (iii) shareholder basis reporting, (2) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (3) is not liable for any material penalties that could be imposed thereunder;

(h)          Target is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service (“IRS”) or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; Target is an “investment company” (as defined in section 368(a)(2)(F)(iii)) and a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); Target has elected to be a “regulated investment company” under Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) (“RIC”); for each taxable year of its operation (including the taxable year that will end at the Effective Time (“current year”)), Target has met (and for the current year will meet) the requirements of Subchapter M for qualification and treatment as a RIC and has been (and for the current year will be) eligible to and has computed (and for the current year will compute) its federal income tax under section 852; Target has declared and paid to its shareholders the dividend(s) and/or other distribution(s), if any, required to be declared and paid pursuant to paragraph 1.4; and Target has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(i)          Target is in the same line of business as Acquiring Fund is in, for purposes of section 1.368-1(d)(2) of the Regulations, and did not enter into that line of business as part of the plan of reorganization; from the time the Board approved the transactions contemplated hereby (“Approval Time”) through the Effective Time, Target has invested and will invest its assets in a manner that ensures its compliance with the foregoing and paragraph 4.1(h); from the time it commenced operations through the Effective Time, Target has conducted and will conduct its “historic business” (within the meaning of Treas. Reg. § 1.368-1(d)(2)) without any changes made for purposes of satisfying Treas. Reg. § 1.368-1(d)(2);

(j)          As of the Approval Time at least 33⅓% of Target’s portfolio assets did meet, and at the Effective Time at least 33⅓% of Target’s portfolio assets will meet, Acquiring Fund’s investment objective, strategies, policies, risks, and restrictions (collectively, “Investment Criteria”), and prior to Target’s disposition of portfolio assets in anticipation of the Reorganization, at least 33⅓% of Target’s portfolio assets met Acquiring Fund’s Investment Criteria;

(k)          To the best of the Trust’s management’s knowledge, there is no plan or intention by Target’s shareholders to redeem, sell, exchange, or otherwise dispose of a number of Target Shares (or Acquiring Fund Shares to be received in the Reorganization), in connection with the Reorganization, that would reduce their ownership of the Target Shares (or the equivalent Acquiring Fund Shares) to a number of shares that is less than 50% of the current number of Target Shares outstanding;

(l)          During the five-year period ending at the Effective Time, neither Target nor any person “related” (within the meaning of section 1.368-1(e)(4) of the Regulations (“Related”), without regard to section 1.368-1(e)(4)(i)(A) thereof) to it will have (1) acquired Target Shares with consideration other than Acquiring Fund Shares or Target Shares, except for shares redeemed in the ordinary course of Target’s business as a series of an open-end investment company pursuant to section 22(e) of the 1940 Act, or (2) made distributions with respect to Target Shares except for (i) normal, regular dividend distributions made pursuant to Target’s historic dividend-paying practice and (ii)  other distributions declared and paid to ensure Target’s continuing qualification as a RIC and to avoid the imposition of fund-level tax;

(m)          All issued and outstanding Target Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Target Shares will, at the Effective Time, be held by the persons and in the amounts set forth on Target’s shareholder records (as provided in the Certificate to be delivered pursuant to paragraph 3.3); and Target does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Target Shares, nor are there outstanding any securities convertible into any Target Shares;

(n)          Target incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;

(o)          Target is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A)); and

(p)          Not more than 25% of the value of Target’s total assets (excluding cash, cash items, and Government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of those assets is invested in the stock and securities of five or fewer issuers; provided that a proportionate share of the assets of any RIC in which Target invests (and not the securities issued by the RIC itself) shall be taken into account for this purpose.

4.2          The Trust’s obligation to implement this Plan on Target’s behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Effective Time:

(a)          No consideration other than Acquiring Fund Shares (and Acquiring Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

(b)          The Trust, with respect to Acquiring Fund, is not currently engaged in, and its adoption and performance hereof and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Massachusetts law, the Governing Documents, or any Undertaking to which the Trust, with respect to Acquiring Fund or on its behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Trust, with respect to Acquiring Fund or on its behalf, is a party or by which it is bound;

(c)          No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Trust’s knowledge, threatened against the Trust, with respect to Acquiring Fund or any of its properties or assets attributable or allocable to Acquiring Fund, that, if adversely determined, would materially and adversely affect Acquiring Fund’s financial condition or the conduct of its business; and the Trust, on Acquiring Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Acquiring Fund’s business or the Trust’s ability to consummate the transactions contemplated hereby;

(d)          Acquiring Fund’s Statements at and for the fiscal year (in the case of the Statement of Changes in Net Assets, for the two fiscal years) ended June 30, 2021, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and are in accordance with GAAP; those Statements and Acquiring Fund’s unaudited Statements for the six months ended December 31, 2021 present fairly, in all material respects, Acquiring Fund’s financial condition at their respective dates in accordance with GAAP and the results of its operations and changes in its net assets for the period(s) then ended; and, to the Trust’s management’s best knowledge and belief, there are no known contingent liabilities of Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at those respective dates that are not disclosed therein;

(e)          Since December 31, 2021, there has not been any material adverse change in Acquiring Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Acquiring Fund of indebtedness maturing more than one year from the date that indebtedness was incurred; for purposes of this subparagraph, a decline in Acquiring Fund’s NAV due to declines in market values of securities Acquiring Fund holds, the discharge of Acquiring Fund’s liabilities, or the redemption of Acquiring Fund’s shares by its shareholders will not constitute a material adverse change;

(f)          All Returns of Acquiring Fund required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) will have been timely filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns will have been paid or provision will have been made for the payment thereof (except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect); to the best of the Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Acquiring Fund (1) is in compliance in all material respects with all applicable Regulations pertaining to (i) the reporting of dividends and other distributions on and redemptions of its shares, (ii) withholding in respect thereof, and (iii) shareholder basis reporting, (2) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (3) is not liable for any material penalties that could be imposed thereunder;

(g)          Acquiring Fund is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the IRS or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; Acquiring Fund is an “investment company” (as defined in section 368(a)(2)(F)(iii)) and a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); Acquiring Fund has elected to be a RIC; for each taxable year of its operation (including the taxable year that includes the Effective Time (“current year”)), Acquiring Fund has met (and for the current year will meet) the requirements of Subchapter M for qualification and treatment as a RIC and has been (and for the current year will be) eligible to and has computed (and for the current year will compute) its federal income tax under section 852; Acquiring Fund will continue to meet all those requirements for the current year and intends to continue to do so, and to continue to be eligible to and to so compute its federal income tax, for succeeding taxable years; and Acquiring Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(h)          Acquiring Fund is in the same line of business as Target was in preceding the Reorganization, for purposes of section 1.368-1(d)(2) of the Regulations, and did not enter into that line of business as part of the plan of reorganization; and following the Reorganization, Acquiring Fund will continue, and has no plan or intention to change, that line of business;

(i)          At the Effective Time, Acquiring Fund (1) will not have modified any of its Investment Criteria as part of the plan of reorganization and (2) will not have any plan or intention to change any of its Investment Criteria after the Reorganization;

(j)          Following the Reorganization, Acquiring Fund will (1) continue Target’s “historic business” (within the meaning of section 1.368-1(d)(2) of the Regulations); moreover, Acquiring Fund (2) has no plan or intention to sell or otherwise dispose of a significant part of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (3) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain that status;

(k)          Acquiring Fund does not directly or indirectly own, nor at the Effective Time will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any Target Shares;

(l)          Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization, except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor will Acquiring Fund or any person Related to it have any plan or intention at the Effective Time to acquire or redeem any Acquiring Fund Shares issued in the Reorganization ‑‑ either directly or through any transaction, agreement, or arrangement with any other person ‑‑ except for redemptions Acquiring Fund will make as such a series pursuant to section 22(e) of the 1940 Act;

(m)          Before or in the Reorganization, neither Acquiring Fund nor any person Related to it will have acquired, directly or through any transaction, agreement, or arrangement with any other person, Target Shares with consideration other than Acquiring Fund Shares;

(n)          Acquiring Fund is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

(o)          There is no plan or intention for Acquiring Fund to be terminated, dissolved, or merged into another statutory or business trust or a corporation or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization;

(p)          Assuming satisfaction of the condition in paragraph 4.1(p), immediately after the Reorganization (1) not more than 25% of the value of Acquiring Fund’s total assets (excluding cash, cash items, and Government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of those assets will be invested in the stock and securities of five or fewer issuers; provided that a proportionate share of the assets of any RIC in which the Acquiring Fund invests (and not the securities issued by the RIC itself) shall be taken into account for this purpose; and

(q)          Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor are there outstanding any securities convertible into any Acquiring Fund Shares; and the Acquiring Fund Shares to be issued and delivered to Target, for the Shareholders’ accounts, pursuant to the terms hereof, (1) will have been duly authorized by the Trust and duly registered under the federal securities laws (and appropriate notices respecting them will have been duly filed under applicable state securities laws) at the Effective Time and (2) when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, fully paid and non-assessable by the Trust.

4.3          The Trust’s obligation to implement this Plan on each Fund’s behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Effective Time:

(a)          No governmental consents, approvals, or authorizations (collectively, “consents”) or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consents or orders of any court are required, for the Trust’s adoption and performance hereof, on either Fund’s behalf,  except for (1) the Trust’s filing with the Commission of a registration statement on Form N-14 relating to the Acquiring Fund Shares issuable hereunder, and any supplement or amendment to that registration statement, (2) the effectiveness of the Trust’s registration statement on Form N-1A with respect to the registration of the Acquiring Fund A Class Shares, Acquiring Fund C Class Shares and Acquiring Fund R6 Class shares filed with the Securities and Exchange Commission pursuant to Rule 485(b) under the Securities Act of 1933, as amended; and (3) consents, filings, and orders that have been made or received or may be required after the Effective Time;

(b)          The value of the Acquiring Fund Shares each Shareholder receives will be equal to the value of its Target Shares it actually or constructively surrenders in exchange therefor;

(c)          The Trust’s management (1) is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Target Shares before the Reorganization to any person Related to either Fund or (ii) any portion of the Acquiring Fund Shares they receive in the Reorganization to any person Related to Acquiring Fund, (2) does not anticipate dispositions of those Acquiring Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares in Target as a series of an open-end investment company, (3) expects that the percentage of shareholder interests, if any, that will be disposed of as a result, or at the time, of the Reorganization will be de minimis, and (4) does not anticipate that there will be extraordinary redemptions of Acquiring Fund Shares immediately following the Reorganization;

(d)          Target’s shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice concerning the Reorganization), if any, incurred in connection with the Reorganization;

(e)          The fair market value and “adjusted basis” (within the meaning of section 1011) of the Assets will equal or exceed the Liabilities to be assumed by Acquiring Fund and those to which the Assets are subject;

(f)          At the Effective Time, there will be no intercompany indebtedness existing between the Funds that was issued, acquired, or settled at a discount;

(g)          Pursuant to the Reorganization, Target will transfer to Acquiring Fund, and Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, Target held immediately before the Reorganization; for the purposes of the foregoing, any amounts Target uses to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except (1) redemptions pursuant to section 22(e) of the 1940 Act and (2) dividends and other distributions declared and paid to ensure Target’s continuing qualification as a RIC and to avoid the imposition of fund-level tax) will be included as assets it held immediately before the Reorganization;

(h)          None of the compensation, if any, received by or to be paid to any Shareholder who or that is a trustee of the Trust or an employee of or service provider to Target will be separate consideration for, or allocable to, any of that Shareholder’s Target Shares; none of the Acquiring Fund Shares any such Shareholder receives in the Reorganization will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

(i)          Any expenses incurred by Target or on its behalf in connection with the Reorganization that are paid or assumed by the Manager or any other third party shall be  expenses that are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than Acquiring Fund Shares will be transferred to Target or any of its shareholders with the intention that such cash or property be used to pay any expenses (even Reorganization Expenses) thereof;

(j)          There will be no dissenters to the Reorganization under the applicable provisions of Massachusetts law;

(k)          Acquiring Fund will not pay cash in lieu of fractional Acquiring Fund Shares in connection with the Reorganization;

(l)          The Reorganization is being undertaken for bona fide business purposes (and not a purpose to avoid federal income tax);

(m)          The principal purpose of Acquiring Fund’s assumption of the Liabilities is not avoidance of federal income tax on the transaction;

(n)          The Trust shall have called and held a meeting of Target Fund’s shareholders to consider and act on the Plan and to take all other actions necessary to obtain approval of the transactions contemplated hereby (“Shareholders Meeting”);

(o)          This Plan shall have been approved at the Shareholders Meeting (including any adjournments or postponements thereof);

(p)          All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Trust to carry out the transactions contemplated hereby; to the Trust’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or shall be pending, threatened, or contemplated under the 1933 Act or the 1940 Act; the Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act; and all consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) the Trust deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund’s assets or properties;

(q)          At the Effective Time, no action, suit, or other proceeding shall be pending (or, to the Trust’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby; and

(r)          The Trust shall have received an opinion of K&L Gates LLP (“Counsel”) as to the federal income tax consequences mentioned below (“Tax Opinion”).  In rendering the Tax Opinion, Counsel may assume satisfaction of all the conditions set forth in this paragraph 4, may treat them as representations and warranties the Trust made to Counsel, and may rely as to factual matters, exclusively and without independent verification, on those representations and warranties and, if Counsel requests, on representations and warranties made in a separate letter addressed to Counsel (collectively, “Representations”).  The Tax Opinion shall be substantially to the effect that ‑‑ based on the facts and assumptions stated therein and conditioned on the Representations’ being true and complete at the Effective Time and consummation of the Reorganization in accordance herewith (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved) ‑‑ for federal income tax purposes:

(1)          Acquiring Fund’s acquisition of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities, followed by Target’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Target Shares and in complete liquidation of Target, will qualify as a “reorganization” (as defined in section

368(a)(1)(D)), and each Fund will be “a party to a reorganization” within the meaning of section 368(b);

(2)          Target will recognize no gain or loss on the transfer of the Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and Acquiring Fund’s assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Target Shares;

(3)          Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities;

(4)          Acquiring Fund’s basis in each Asset will be the same as Target’s basis therein immediately before the Reorganization, and Acquiring Fund’s holding period for each Asset will include Target’s holding period therefor (except where Acquiring Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period);

(5)          A Shareholder will recognize no gain or loss on the exchange of all its Target Shares solely for Acquiring Fund Shares pursuant to the Reorganization; and

(6)          A Shareholder’s aggregate basis in the Acquiring Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Target Shares it actually or constructively surrenders in exchange for those Acquiring Fund Shares; and its holding period for those Acquiring Fund Shares will include, in each instance, its holding period for those Target Shares, provided the Shareholder holds the latter as capital assets at the Effective Time.

Notwithstanding subparagraphs (2) and (4), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

5.	EXPENSES

The Manager shall bear the expenses relating to the Reorganization. Notwithstanding the foregoing, expenses shall be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in that Fund’s disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.

6.	TERMINATION

The Board may terminate or delay this Plan and abandon or postpone the transactions contemplated hereby, at any time before the Effective Time, if circumstances develop that, in its opinion, make proceeding with the Reorganization inadvisable for either Fund.

7.	AMENDMENTS

The Board may amend, modify, or supplement this Plan at any time in any manner.

8.	MISCELLANEOUS

8.1          This Plan shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

8.2          Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than the Trust (on the Funds’ behalf) and its successors and assigns any rights or remedies under or by reason hereof.

8.3          Notice is hereby given that this instrument is adopted on behalf of the Trust’s trustees solely in their capacities as trustees, and not individually, and that the Trust’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, or series other than the Funds but are only binding on and enforceable against the Trust’s property attributable to and held for the benefit of each respective Fund (“Fund’s Property”) and not its property attributable to and held for the benefit of any other series thereof.  The Trust, in asserting any rights or claims hereunder on either Fund’s behalf, shall look only to the other Fund’s Property in settlement of those rights or claims and not to the property of any other series of the Trust or to those trustees, officers, or shareholders.

8.4          Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

Adopted June 8, 2022

APPENDIX B
OWNERSHIP OF SHARES

To each Fund’s knowledge, as of July 25, 2022, the below were all of the beneficial and record owners of 5% or more of any class of the Funds. The table also sets forth the estimated percentage of the applicable class of shares of the Acquiring Fund that would have been owned by such parties assuming the proposed Reorganization had occurred on July 25, 2022.  The owner listed is either a beneficial owner or a record owner who holds these shares of record for the accounts of certain of its clients, as indicated.  A shareholder who owns beneficially 25% or more of the outstanding securities of the Target Fund is presumed to “control” the Target Fund as defined in the 1940 Act and may be able to determine the outcome of a shareholder meeting.  Such control may affect the voting rights of other shareholders.

Target Fund
Name and Address of Principal Holder	Fund Percentage (listed if over 25%)	Share Class	Share Class Percentage	Share Class Percentage Owned After the Reorganization

Acquiring Fund
Name and Address of Principal Holder	Fund Percentage (listed if over 25%)	Share Class	Share Class Percentage	Share Class Percentage Owned After the Reorganization

[As of July 25, 2022 the Officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding voting securities of the Target Fund and less than 1% of the outstanding voting securities of the Acquiring Fund.]

B-1

APPENDIX C
About Your Investment

Choosing Your Share Class

Each Fund offers various classes of shares. Each share class of a Fund represents an investment in the same portfolio of securities for that Fund, but each class has its own expense structure and combination of purchase restrictions, sales charges, and ongoing fees, allowing you to choose the class that best fits your situation.

Factors you should consider when choosing a class of shares include:

•	How long you expect to own the shares;
•	How much you intend to invest;
•	Total expenses associated with owning shares of each class;
•	Whether you qualify for any reduction or waiver of sales charges;
•	Whether you plan to take any distributions in the near future; and
•	Availability of share classes.

Each investor’s financial considerations are different. You should speak with your financial professional to help you decide which share class is best for you.

A Class Charges and Waivers

The table below shows the amount of sales charges you will pay on purchases of A Class shares of the Funds both as a percentage of offering price and as a percentage of the amount you invest. The sales charge differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below. If you invest more, the sales charge will be lower.
Any applicable sales charge will be deducted directly from your investment. Because of rounding of the calculation in determining the sales charges, you may pay more or less than what is shown in the table below. Shares acquired through reinvestment of dividends or other distributions are not subject to a front-end sales charge. You may qualify for a reduced sales charge or the sales charge may be waived as described below in “A Class Sales Charge Reductions and Waivers.”

Amount of Sale/Account Value	As a % of Offering Price	As a % of Investment	Dealer Commission as a % of Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	2.75%	2.83%	2.05%
$500,000 but less than $1 million	2.00%	2.04%	1.50%
$1 million and above	0.00%	0.00%†	‡
†
No initial sales charge applies on purchases of $1,000,000 or more. A CDSC of 0.50% of the offering price will be charged on purchases of $1,000,000 or more that are redeemed in whole or in part within eighteen (18) months of purchase.

‡	See “Dealer Concessions on A Class Purchases Without a Front-End Sales Charge.”

The Distributor retains any portion of the commissions that are not paid to financial intermediaries to solely pay distribution-related expenses. This information is available, free of charge, on the Funds’ website. Please visit www.americanbeaconfunds.com. You may also call 1-800-658-5811 or consult with your financial professional.

A Class Sales Charge Reductions and Waivers

A shareholder may qualify for a waiver or reduction in sales charges under certain circumstances. To receive a waiver or reduction in your A Class sales charge, you must advise the Funds’ transfer agent, your broker-dealer or other financial intermediary of your eligibility at the time of purchase. If you, or your financial intermediary, do not let the Funds’ transfer agent know that you are eligible for a reduction, you may not receive a sales charge discount to which you are otherwise entitled. This information is available, free of charge, on the Funds’ website. Please visit www.americanbeaconfunds.com. You may also call 1-800-658-5811 or consult with your financial professional.

Waiver of Sales Charges

There is no sales charge if you invest $1 million or more in A Class shares of the Funds.

Sales charges also may be waived for certain shareholders or transactions, such as:

•	The Manager or its affiliates;
•
Present and former directors, trustees, officers, employees of the Manager, the Manager’s parent company, and the American Beacon Funds (and their “immediate family” as defined in the SAI), and retirement plans established by them for their employees;

•	Registered representatives or employees of intermediaries that have selling agreements with the Funds;
•	Shares acquired through merger or acquisition;
•	Insurance company separate accounts;
•	Employer-sponsored retirement plans;
•	Dividend reinvestment programs;
•
Purchases through certain fee-based programs under which investors pay advisory fees that may be offered through selected registered investment advisers, broker-dealers, and other financial intermediaries;

•
Shareholders that purchase a Fund through a financial intermediary that offers our A Class shares uniformly on a “no load” (or reduced load) basis to you and all similarly situated customers of the intermediary in accordance with the intermediary’s prescribed fee schedule for purchases of fund shares;

•	Mutual fund shares exchanged from an existing position in the same fund as part of a share class conversion instituted by an intermediary; and
•	Reinvestment of proceeds within 90 days of a redemption from A Class account (see Redemption Policies for more information).

The availability of A Class shares sales charge waivers may depend upon the policies, procedures, and trading platform of your financial intermediary.

Reduced Sales Charges

Under a “Rights of Accumulation Program,” a “Letter of Intent” or through “Concurrent Purchases” you may be eligible to buy A Class shares of the Funds at the reduced sales charge rates that would apply to a larger purchase. Each Fund reserves the right to modify or to cease offering these programs at any time.

This information is available, free of charge, on the Funds’ website. Please visit www.americanbeaconfunds.com. You may also call 1-800-658-5811 or consult with your financial professional.

Dealer Concessions on A Class Purchases Without a Front-End Sales Charge

Brokers who initiate and are responsible for purchases of $1,000,000 or more of A Class shares of a Fund may receive a dealer concession from the Funds’ Distributor of 0.50% of the offering price. If a client or broker is unable to provide account verification on purchases of $1,000,000 or more, the dealer concession will be forfeited by the broker and front-end sales loads will apply. Dealer concessions will not be paid on shares purchased by exchange or shares that were previously subject to a front-end sales charge or dealer concession. Dealer concessions will be paid only on eligible purchases where the applicability of the CDSC can be monitored. Purchases eligible for sales charge waivers as described under “A Class Sales Charge Reductions and Waivers” are not eligible for dealer concessions on purchases of $1,000,000 or more.

Rights of Accumulation Program

Under the Rights of Accumulation Program, you may qualify for a reduced sales charge for A Class shares by aggregating all of your investments held in certain accounts (“Qualified Accounts”). The following Qualified Accounts holding any share class of the American Beacon Funds may be grouped together to qualify for the reduced sales charge under the Rights of Accumulation Program or Letter of Intent:

•	Accounts owned by you, your spouse or your minor children under the age of 21, including trust or other fiduciary accounts in which you, your spouse or your minor children are the beneficiary;
•	UTMAs/UGMAs;
•	IRAs, including traditional, Roth, SEP and SIMPLE IRAs; and
•	Coverdell Education Savings Accounts or qualified 529 plans.

A fiduciary can apply a right of accumulation to all shares purchased for a trust, estate or other fiduciary account that has multiple accounts.

You must notify your financial intermediary, or the Funds’ transfer agent, in the case of shares held directly with the Funds, at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program. In addition, you must provide either a list of account numbers or copies of account statements verifying your qualification. You may combine the historical cost or current market value, as of the day prior to your additional American Beacon Funds’ purchase (whichever is higher) of your existing American Beacon Funds’ mutual fund with the amount of your current purchase in order to take advantage of the reduced sales charge. Historical cost is the price you actually paid for the shares you own, plus your reinvested dividends and other distributions. If you are using historical cost to qualify for a reduced sales charge, you should retain any records to substantiate your historical costs since a Fund, its transfer agent or your financial intermediary may not maintain this information.

If your shares are held through financial intermediaries and/or in a retirement account (such as a 401(k) or employee benefit plan), you may combine the current market value of your existing American Beacon Funds mutual fund investment with the amount of your current purchase in order to take advantage of the reduced sales charge. You or your financial intermediary must notify the Funds’ transfer agent at the time of purchase that a purchase qualifies for a reduced sales charge and provide copies of account statements dated within three months of your current purchase verifying your qualification.

Upon receipt of the above referenced supporting documentation, the financial intermediary or the Funds’ transfer agent will calculate the combined value of all of your Qualified Accounts to determine if the current purchase is eligible for a reduced sales charge. Purchases made for nominee or street name accounts (securities held in the name of a dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with purchases for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Letter of Intent

If you plan to invest at least $50,000 (excluding any reinvestment of dividends and other distributions) during the next 13 months in any class of a Fund, you may qualify for a reduced sales charge for purchases of A Class shares by completing the Letter of Intent section of your account application.

A Letter of Intent indicates your intent to purchase at least $50,000 in any class of the American Beacon Funds over the next 13 months in exchange for a reduced A Class sales charge indicated on the above tables. The minimum initial investment under a Letter of Intent is $2,500. You are not obligated to purchase additional shares if you complete a Letter of Intent. However, if you do not buy enough shares to qualify for the projected level of sales charge by the end of the 13-month period (or when you sell your shares, if earlier), your sales charge will be recalculated to reflect your actual purchase level. During the term of the Letter of Intent, shares representing 5% of your intended purchase will be held in escrow. If you do not purchase enough shares during the 13-month period to qualify for the projected reduced sales charge, the additional sales charge will be deducted from your account. If you have purchased shares of any American Beacon mutual fund within 90 days prior to signing a Letter of Intent, they may be included as part of your intended purchase, however, previous purchase transactions will not be recalculated with the proposed new breakpoint. You must provide either a list of account numbers or copies of account statements verifying your purchases within the past 90 days.

Concurrent Purchases

You may combine simultaneous purchases in shares of any of the American Beacon Funds to qualify for a reduced charge.

CDSC — A Class Shares

Unless a waiver applies, investors who purchase $1,000,000 or more of A Class shares of a Fund (and, thus, pay no initial sales charge) will be subject to a 0.50% CDSC if those shares are redeemed within 18 months after they are purchased. The CDSC does not apply if you are otherwise eligible to purchase A Class shares without an initial sales charge or are eligible for one of the waivers described herein or in the SAI.

CDSC — C Class Shares

If you redeem C Class shares within 12 months of purchase, you may be charged a CDSC of 1%. The CDSC generally will be deducted from your redemption proceeds. In some circumstances, you may be eligible for one of the waivers described herein or in the SAI. You must advise the transfer agent of your eligibility for a waiver when you place your redemption request.

How CDSCs will be Calculated

The amount of the CDSC will be based on the market value of the redeemed shares at the time of the redemption or the original purchase price, whichever is lower. Because of the rounding of the calculation in determining the CDSC, you may pay more or less than the indicated rate. Your CDSC holding period is based upon the date of your purchase. The CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account. A CDSC is not imposed on any increase in NAV per share over the initial purchase price or shares you received through the reinvestment of dividends or other distributions.

To keep your CDSC as low as possible, each time you place a request to sell shares, the Funds will redeem your shares in the following order:

•	shares acquired by the reinvestment of dividends or other distributions;
•	other shares that are not subject to the CDSC;
•	shares held the longest during the holding period.

Waiver of CDSCs — A and C Class Shares

A shareholder may qualify for a CDSC waiver under certain circumstances. To have your CDSC waived, you must advise the Funds’ transfer agent, your broker-dealer or other financial intermediary of your eligibility at the time of redemption. If you or your financial intermediary do not let the Funds’ transfer agent know that you are eligible for a waiver, you may not receive a waiver to which might otherwise be otherwise entitled.

The CDSC may be waived if:

•	The redemption is due to a shareholder’s death or post-purchase disability;

•	The redemption is from a systematic withdrawal plan and represents no more than 10% of your annual account value;
•	The redemption is a benefit payment made from a qualified retirement plan, unless the redemption is due to the termination of the plan or the transfer of the plan to another financial institution;
•	The redemption is for a “required minimum distribution” from a traditional IRA as determined by the Internal Revenue Service;
•	The redemption is due to involuntary redemptions by a Fund as a result of your account not meeting the minimum balance requirements, the termination and liquidation of a Fund, or other actions;
•	The redemption is from accounts for which the broker-dealer of record has entered into a written agreement with the Distributor (or Manager) allowing this waiver;
•	The redemption is to return excess contributions made to a retirement plan; or

•	The redemption is to return contributions made due to a mistake of fact.

The SAI contains further details about the CDSC and the conditions for waiving the CDSC.

Information regarding CDSC waivers for A and C Class shares is available, free of charge, on the Funds’ website. Please visit www.americanbeaconfunds.com. You may also call 1-800-658-5811 or consult with your financial professional.

Sales Charge Waivers and Reductions Available Through Certain Financial Intermediaries

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from a Fund or through a financial intermediary.  The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from a Fund or through a financial intermediary.  Different intermediaries may impose different sales charges (including potential reductions in or waivers of sales charges). Such intermediary-specific sales charge variations are described in “Intermediary Sales Charge Discounts, Waivers and Other Information” below.

In all instances, it is the purchaser’s responsibility to notify the Funds or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders may have to purchase Fund shares through another intermediary to receive these waivers or discounts. This information is available, free of charge, on the Funds’ website. Please visit www.americanbeaconfunds.com. You may also call 1-800-658-5811 or consult with your financial professional.

Conversion of C Class Shares to A Class Shares

C Class shares convert automatically into A Class shares eight (8) years after the initial date of purchase or, if you acquired your C Class shares through an exchange or conversion from another share class, eight (8) years after the date you acquired your C Class shares. When C Class shares that you acquired through a purchase or exchange convert, any other C Class shares that you purchased with reinvested dividends and distributions also will convert into A Class shares on a pro rata basis. A different holding period may also apply depending on your intermediary. Please see “Intermediary Sales Charge Discounts, Waivers and Other Information” below.

Purchase and Redemption of Shares

Eligibility

The A Class, C Class, Y Class, Advisor Class, R5 Class, and Investor Class shares offered in this Prospectus are available to eligible investors who meet the minimum initial investment. R6 Class shares are available only to participating 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, health savings plans, health savings accounts and funded welfare benefit plans (e.g., Voluntary Employees’ Beneficiary Association (VEBA) and Other Post-Employment Benefits (OPEB) plans). R6 Class shares generally are available only to retirement plans where plan level or omnibus accounts are held on the books of a Fund; however, a Fund reserves the right in its sole discretion to waive this requirement. Generally, R6 Class shares are not available to retail non-retirement accounts, Traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans. American Beacon Funds do not accept accounts registered to foreign individuals or entities, including foreign correspondent accounts. The Funds do not conduct operations and are not offered for purchase outside of the United States.

Subject to your eligibility, as described below, you may invest in a Fund through intermediary organizations, such as broker-dealers, insurance companies, plan sponsors, third party administrators, and retirement plans. As described below, the Manager may allow certain individuals to invest directly in a Fund in its sole discretion.

If you are eligible and invest directly with a Fund, the fees and policies with respect to a Fund’s shares that are outlined in this Prospectus are set by each Fund. The Manager and the Funds are not responsible for determining the suitability of the Funds or a share class for any investor.

Because in most cases it is more advantageous for investors using an intermediary to purchase A Class shares than C Class shares for amounts of $1,000,000 or more, the Funds will decline a request to purchase C Class shares for $1,000,000 or more.

If you invest through a financial intermediary, most of the information you will need for managing your investment will come from your financial intermediary. This includes information on how to buy, sell and exchange shares of the Funds. If you establish an account through a financial intermediary, the investment minimums described in this section may not apply. Investors investing in a Fund through a financial intermediary should consult with their financial intermediary to ensure they obtain any proper “breakpoint” discount and all information regarding the differences between available share classes. Your broker-dealer or financial intermediary also may charge fees that are in addition to those described in this Prospectus. Please contact your intermediary for information regarding investment minimums, how to purchase and redeem shares and applicable fees.

Minimum Investment Amount by Share Class

	New Account	Existing Account
Share Class	Minimum Initial Investment Amount	Purchase/Redemption Minimum by check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$ 250
A, Investor	$2,500	$50	$ 250
Advisor	$2,500	$50	None
Y	$100,000	$50	None
R5	$250,000	$50	None
R6	None	$50	None

R6 Class shares can only be purchased through a participating retirement plan. R6 Class shares are available only to participating 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, health savings plans, health savings accounts and funded welfare benefit plans (e.g., Voluntary Employees’ Beneficiary Association (VEBA) and Other Post-Employment Benefits (OPEB) plans). R6 Class shares generally are available only to retirement plans where plan level or omnibus accounts are held on the books of a Fund; however, a Fund reserves the right in its sole discretion to waive this requirement. Generally, R6 Class shares are not available to retail non-retirement accounts, Traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

The Manager may allow a reasonable period of time after opening an account for a Y Class or R5 Class investor to meet the initial investment requirement. In addition, for investors such as trust companies and financial professionals who make investments for a group of clients, the minimum initial investment can be met through aggregated purchase orders for more than one client.

Opening an Account

You may open an account through a retirement plan, an investment professional, a broker-dealer, or other financial intermediary. Please contact your financial intermediary for more information on how to open an account. Shares you purchase through your broker-dealer will normally be held in your account with that firm.

Direct mutual fund accounts are not available to new shareholders. Existing direct mutual fund account shareholders may continue to buy or sell shares through their existing direct mutual fund accounts, but will not be able to open new direct mutual fund accounts. The Manager may allow the following individuals or entities to open new direct mutual fund accounts in its sole discretion: (i) corporate accounts, (ii) employees of the Manager, or its direct parent company, Resolute Investment Managers, Inc., and its affiliates and subsidiaries, (iii) employees of a sub-advisor to a fund in the American Beacon Funds Complex, (iv) members of the Board, (v) employees of Kelso & Company, L.P. or Estancia Capital Management, LLC, the Manager’s indirect parent companies, and (vi) members of the Manager’s Board of Directors.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, you will be asked for information that will allow the Funds or your financial institution to identify you. Non-public corporations and other entities may be required to provide articles of incorporation, trust or partnership agreements, and taxpayer identification numbers on the account or other documentation. The Funds are required by law to reject your new account application if the required identifying information is not provided.

A Fund reserves the right to liquidate a shareholder’s account at the current day’s NAV per share and remit proceeds via check if a Fund or a financial institution is unable to verify the shareholder’s identity within three days of account opening.

Purchase Policies

Shares of the Funds are offered and purchase orders are typically accepted until 4:00 p.m. Eastern Time or the close of the NYSE (whichever comes first) on each day on which the NYSE is open for business. If a purchase order is received by a Fund in good order prior to the Fund’s deadline, the purchase price will be the NAV per share next determined on that day, plus any applicable sales charges. A purchase order is considered to be received in good order when it complies with all of a Fund’s applicable policies. If a purchase order is received in good order after the applicable deadline, the purchase price will be the NAV per share of the following day that a Fund is open for business, plus any applicable sales charges. Shares of a Fund will only be issued against full payment, as described more fully in this Prospectus and SAI.

The Funds have authorized certain third party financial intermediaries, such as broker-dealers, insurance companies, third party administrators and trust companies, to receive purchase and redemption orders on behalf of the Funds and to designate other intermediaries to receive purchase and redemption orders on behalf of the Funds. A Fund is deemed to have received such orders when they are received by the financial intermediaries or their designees. Thus, an order to purchase or sell Fund shares will be priced at a Fund’s next determined NAV per share after receipt by the financial intermediary or its designee. It is the responsibility of your broker-dealer or financial intermediary to transmit orders that will be received by the Funds in proper form and in a timely manner. The Funds are not responsible for the failure of a broker-dealer or financial intermediary to transmit a purchase order in proper form and in a timely manner.

Fund shares may be purchased only in U.S. States and Territories in which they can be legally sold. Prospective investors should inquire as to whether shares of a Fund are available for offer and sale in their jurisdiction. Each Fund reserves the right to refuse purchases if, in the judgment of the Funds, the transaction would adversely affect the Funds and their shareholders. Each Fund has the right to reject any purchase order or cease offering any or all classes of shares at any time. Each Fund reserves the right to require payment by wire. Checks to purchase shares are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. The Funds will not accept “starter” checks, credit card checks, money orders, cashier’s checks, or third party checks.

If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the Funds or the Manager has incurred. Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted or canceled and the monies may be withheld.

Please refer to the section titled “Frequent Trading and Market Timing” for information on the Funds’ policies regarding frequent purchases, redemptions, and exchanges.

Redemption Policies

If you purchased shares of a Fund through your financial intermediary, please contact your broker-dealer or other financial intermediary to sell shares of a Fund. A sale or redemption of your shares is generally taxable to you. See “Distributions and Taxes - Taxes.”

The redemption price will be the NAV per share next determined after a redemption request is received in good order, minus any applicable CDSC and/or redemption fees. In order to receive the redemption price calculated on a particular business day, redemption requests must be received in good order by 4:00 p.m. Eastern Time or by the close of the NYSE (whichever comes first).

Wire proceeds from redemption requests received in good order by 4:00 p.m. Eastern Time or by the close of the NYSE (whichever comes first) generally are transmitted to shareholders on the next day the Funds are open for business. In any event, proceeds from a redemption request will typically be transmitted to a shareholder by no later than seven days after the receipt of a redemption request in good order. Delivery of proceeds from shares purchased by check, ACH, or p re-authorized automatic investment may be delayed until the funds have cleared, which may take up to ten days.
You may, within 90 days of redemption, reinvest all or part of the proceeds of your redemption of A or C Class shares of a Fund, without incurring any applicable additional sales charge, in the same class of another American Beacon Fund, by sending a written request and a check to your financial intermediary or directly to the Funds. Reinvestment must be into the same account from which you redeemed the shares or received the distribution. Proceeds from a redemption and all dividend payments and other distributions will be reinvested in the same share class from which the original redemption or distribution was made. Reinvestment will be at the NAV per share next calculated after the Funds receive your request. You must notify the Funds and your financial intermediary at the time of investment if you decide to exercise this privilege.

The Funds reserve the right to suspend redemptions or postpone the date of payment for more than seven days (i) when the NYSE is closed (other than for customary weekend and holiday closings); (ii) when trading on the NYSE is restricted; (iii) when the SEC determines that an emergency exists so that disposal of a Fund’s investments or determination of its NAV per share is not reasonably practicable; or (iv) by order of the SEC for protection of the Funds’ shareholders.

Although the Funds intend to redeem shares by paying out available cash, cash generated by selling portfolio holdings (including cash equivalent portfolio holdings), or funds borrowed through the interfund credit facility, or from a bank line of credit, in stressed market conditions and other appropriate circumstances, the Funds reserve the right to pay the redemption price in whole or in part by borrowing funds from external parties or distributing securities or other assets held by the Funds. To the extent that a Fund redeems its shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.

Please refer to the section titled “Frequent Trading and Market Timing” for information on the Funds’ policies regarding frequent purchases, redemptions, and exchanges.

Exchange Policies
If you purchased shares of the Funds through your financial intermediary, please contact your financial intermediary to determine if you may take advantage of the exchange policies described in this section and for the intermediary’s policies to effect an exchange.

Shares of any class of a Fund may be exchanged for shares of the same class of another American Beacon Fund under certain limited circumstances. Since an exchange involves a concurrent redemption and purchase, please review the sections titled “Redemption Policies” and “Purchase Policies” for additional limitations that apply to redemptions and purchases. There is no front-end sales charge on exchanges between A Class shares of a Fund for A Class shares of another fund. Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange to shares of another fund that has a CDSC. However, shares exchanged between funds that impose a CDSC will be charged a CDSC if redeemed within 12 months or 18 months, as applicable, of the purchase of the initial shares.

Before exchanging shares, shareholders should consider how the exchange may affect any CDSC that might be imposed on the subsequent redemption of remaining shares.

If shares of a Fund were purchased by check, a shareholder must have owned those shares for at least ten days prior to exchanging out of a Fund and into another fund.

The eligibility and minimum investment requirement must be met for the class into which the shareholder is exchanging. Fund shares may be acquired through exchange only in U.S. states and Territories in which they can be legally sold. Each Fund reserves the right to charge a fee and to modify or terminate the exchange privilege at any time. Each Fund reserves the right to refuse exchange requests if, in the judgment of a Fund, the transaction would adversely affect a Fund and its shareholders. Please refer to the section titled “Frequent Trading and Market Timing” for information on the Funds’ policies regarding frequent purchases, redemptions, and exchanges.

Shares of any class of a Fund may be converted to shares of another class of the same Fund under certain limited circumstances. For federal income tax purposes, the conversion of shares of one share class of a Fund to shares of a different share class of the same Fund will not result in the realization of a capital gain or loss. However, an exchange of shares of one Fund for shares of a different American Beacon Fund generally is considered a redemption and a concurrent purchase, respectively, and thus may result in the realization of a capital gain or loss for those purposes.

How to Purchase, Redeem or Exchange Shares

If your account is through a broker-dealer or other financial intermediary, please contact them directly to purchase, redeem or exchange shares of a Fund. Your broker-dealer or financial intermediary can help you open a new account, review your financial needs and formulate long-term investment goals and objectives. Your broker dealer or financial intermediary will transmit your request to a Fund and may charge you a fee for this service. A Fund will not accept a purchase order of $1,000,000 or more for C Class shares if the purchase is known to be on behalf of a single investor (not including dealer “street name” or omnibus accounts). Dealers, other financial intermediaries or fiduciaries purchasing shares for their customers are responsible for determining the suitability of a particular share class for an investor. You should include the following information with any order:

•	Your name/account registration
•	Your account number
•	Type of transaction requested
•	Fund name(s) and fund number(s)
•	Dollar amount or number of shares

Transactions for direct shareholders are conducted through:

Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1

Through the Automated Voice Response Service call 1-800-658-5811, option 2 (Investor Class Only)
Mail	American Beacon Funds PO Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds c/o DST Asset Manager Solutions, Inc. 330 West 9th Street Kansas City, MO 64105

Purchases by Wire:

Send a bank wire to State Street Bank and Trust Co. with these instructions:

•	ABA# 0110-0002-8; AC-9905-342-3,
•	Attn: American Beacon Funds,
•	the fund name and fund number, and
•	shareholder account number and registration.

	New Account	Existing Account
Share Class	Minimum Initial Investment Amount	Purchase/Redemption Minimum by check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$ 250
A, Investor	$2,500	$50	$ 250
Advisor	$2,500	$50	None
Y	$100,000	$50	None
R5	$250,000	$50	None
R6	None	$50	None

Redemption proceeds will be mailed to the account of record or transmitted to commercial bank designated on the account application form.

Supporting documents may be required for redemptions by estates, trusts, guardianships, custodians, corporations, and welfare, pension and profit sharing plans. Redemption requests must also include authorized signature(s) of all persons required to sign for the account. Call 1-800-658-5811 for instructions.

To protect the Funds and your account from fraud, a Medallion signature guarantee is required for redemption orders:

•	with a request to send the proceeds to an address or commercial bank account other than the address or commercial bank account designated on the account application, or

•	for an account whose address has changed within the last 30 days if proceeds are sent by check.

The Funds only accept Medallion signature guarantees, which may be obtained at participating banks, broker-dealers and credit unions. A notary public cannot provide a signature guarantee. Call 1-800-658-5811 for instructions and further assistance.

Payments to Financial Intermediaries

For certain share classes, each Fund and/or the Manager (and/or the Manager’s affiliates), at their own expense, may pay compensation to financial intermediaries for shareholder-related services and, if applicable, distribution-related services, including administrative, sub-transfer agency type, recordkeeping and shareholder communication services. For example, compensation may be paid to make Fund shares available to sales representatives and/or customers of a fund supermarket platform or similar program sponsor or for services provided in connection with such fund supermarket platforms and programs.

The amount of compensation paid to different financial intermediaries may differ. The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in a Fund. To the extent that a Fund pays any such compensation, it is designed to compensate the financial intermediary for providing services that would otherwise be provided by the Manager, a Fund or its transfer agent. To the extent the Manager or its affiliates pay such compensation, it would likely include amounts from that party’s own resources and constitute what is sometimes referred to as “revenue sharing.”

Compensation received by a financial intermediary from a Fund, the Manager or an affiliate of the Manager may include payments for marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating (itself and) its salespersons with respect to Fund shares. For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding a Fund, including travel and lodging expenses. It may also cover costs incurred by financial intermediaries in connection with their efforts to sell Fund shares, including costs incurred compensating (registered) sales representatives and preparing, printing and distributing sales literature.

Any compensation received by a financial intermediary, whether from a Fund or the Manager and/or its affiliates, and the prospect of receiving it may provide the financial intermediary with an incentive to recommend the shares of a Fund, or a certain class of shares of a Fund, over other potential investments. Similarly, the compensation may cause financial intermediaries to elevate the prominence of a Fund within its organization by, for example, placing it on a list of preferred funds. You can contact your financial intermediary for details about any such payments it receives from the Manager, its affiliates and/or the Funds, or any other fees, expenses, or commissions your financial intermediary may charge you in addition to those disclosed in this Prospectus.

A Fund will not make any of the payments described in this section with respect to its R6 Class shares.

Additional Payments with Respect to Y Class Shares

Y Class shares may also be available on brokerage platforms of firms that have agreements with a Fund’s distributor to offer such shares solely when acting as an agent for the investor. An investor transacting in Y Class shares in these programs may be required to pay a commission and/or other forms of compensation to the broker. Shares of a Fund are available in other share classes that have different fees and expenses.

General Policies

If a shareholder’s account balance falls below the following minimum levels, the shareholder may be asked to increase the balance.

Share Class	Account Balance
C	$1,000
A, Investor, Advisor	$2,500
Y	$25,000
R5	$75,000
R6	$0

If the account balance remains below the applicable minimum account balance after 45 days, each Fund reserves the right, upon 30 days’ advance written notice, to close the account and send the proceeds to the shareholder. Each Fund reserves the authority to modify minimum account balances in its discretion.

A traditional IRA or Roth IRA invested directly will be charged an annual maintenance fee of $15.00 by the Custodian. An ACH privilege allows electronic transfer from a checking or savings account into a direct account with the Funds. The ACH privilege may not be used for initial purchases but may be used for subsequent purchases and redemptions. Purchases of Fund shares by ACH are subject to a limit of $2,000 per Fund per day. The Funds reserve the right to waive such limit in their sole discretion.

ACH privileges must be requested on the account application, or may be established on an existing account by submitting a request in writing to the Funds. Validated signatures from all shareholders of record for the account are required on the written request. See details below regarding signature validations. Such privileges apply unless and until the Funds receive written instructions from all shareholders of record canceling such privileges. Changes of bank account information must also be made in writing with validated signatures. The Funds reserve the right to amend, suspend or discontinue the ACH privilege at any time without prior notice. The ACH privilege does not apply to shares held in broker “street name” accounts or in other omnibus accounts.

When a signature validation is called for, a Medallion signature guarantee or SVP stamp may be required. A Medallion signature guarantee is intended to provide signature validation for transactions considered financial in nature, and an SVP stamp is intended to provide signature validation for transactions non-financial in nature. A Medallion signature guarantee or SVP stamp may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a Medallion program or SVP recognized by the Securities Transfer Association. The Funds may reject a Medallion signature guarantee or SVP stamp. Shareholders should call 1-800-658-5811 for additional details regarding a Fund’s signature guarantee requirements.
The following policies apply to instructions you may provide to the Funds by telephone:

•
The Funds, their officers, trustees, employees, or agents are not responsible for the authenticity of instructions provided by telephone, nor for any loss, liability, cost or expense incurred for acting on them.

•	The Funds employ procedures reasonably designed to confirm that instructions communicated by telephone are genuine.
•	Due to the volume of calls or other unusual circumstances, telephone redemptions may be difficult to implement during certain time periods.

The Funds reserve the right to:

•
liquidate a shareholder’s account at the current day’s NAV per share and remit proceeds via check if the Funds or a financial institution is unable to verify the shareholder’s identity within three business days of account opening,

•	seek reimbursement from the shareholder for any related loss incurred by a Fund if payment for the purchase of Fund shares by check does not clear the shareholder’s bank, and

•	reject a purchase order and seek reimbursement from the shareholder for any related loss incurred by a Fund if funds are not received by the applicable wire deadline.

A shareholder will not be required to pay a CDSC when the registration for A Class or C Class shares is transferred to the name of another person or entity. The transfer may occur by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When A Class or C Class shares are transferred, any applicable CDSC will continue to apply to the transferred shares and will be calculated as if the transferee had acquired the shares in the same manner and at the same time as the transferring shareholder.

Escheatment

Please be advised that certain state escheatment laws may require a Fund to turn over your mutual fund account to the state listed in your account registration as abandoned property unless you contact the Funds. Many states have added “inactivity” or the absence of customer-initiated contact as a component of their rules and guidelines for the escheatment of unclaimed property. These states consider property to be abandoned when there is no shareholder-initiated activity on an account for at least three (3) to five (5) years.

Depending on the laws in your jurisdiction, customer-initiated contact might be achieved by one of the following methods:

•	Send a letter to American Beacon Funds via the United States Post Office.
•
Speak to a Customer Service Representative on the phone after you go through a security verification process. For residents of certain states, contact cannot be made by phone but must be in writing or through the Funds’ secure web application.

•	Access your account through the Funds’ secure web application.

•	Cashing checks that are received and are made payable to the owner of the account.

The Funds, the Manager, and the Transfer Agent will not be liable to shareholders or their representatives for good faith compliance with escheatment laws. To learn more about the escheatment rules for your particular state, please contact your attorney or State Treasurer’s and/or Controller’s Offices. Unless you hold your shares directly with a Fund, you should contact your broker-dealer, retirement plan, or other third party, intermediary regarding applicable state escheatment laws.

Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller. While the designated representative does not have any rights to claim or access the shareholder’s account or assets, the escheatment period will cease if the representative communicates knowledge of the shareholder’s location and confirms that the shareholder has not abandoned his or her property. If a shareholder designates a representative to receive escheatment notifications, any escheatment notices will be delivered both to the shareholder and the designated representative. The completed designation form may be mailed to the below address.

Contact information:

American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643 1-800-658-5811 www.americanbeaconfunds.com

Frequent Trading and Market Timing

Frequent trading by Fund shareholders poses risks to other shareholders in that Fund, including: (i) the dilution of a Fund’s NAV per share, (ii) an increase in a Fund’s expenses, and (iii) interference with the portfolio manager’s ability to execute efficient investment strategies. Frequent, short-term trading of Fund shares in an attempt to profit from day-to-day fluctuations in a Fund’s NAV per share is known as market timing.

The Funds’ Board has adopted policies and procedures intended to discourage frequent trading and market timing. Shareholders may transact one “round trip” in a Fund in any rolling 90-day period. A “round trip” is defined as two transactions, each in an opposite direction. A round trip may involve either (i) a purchase or exchange into a Fund followed by a redemption or exchange out of a Fund or (ii) a redemption or exchange out of a Fund followed by a purchase or exchange into a Fund. If the Manager detects that a shareholder has exceeded one round trip in a Fund in any rolling 90-day period, the Manager, without prior notice to the shareholder, may prohibit the shareholder from making further purchases of that Fund. In general, each Fund reserves the right to reject any purchase order, terminate the exchange privilege, or liquidate the account of any shareholder that the Manager determines has engaged in frequent trading or market timing, regardless of whether the shareholder’s activity violates any policy stated in this Prospectus. Additionally, the Manager may in its discretion, reject any purchase or exchange into a Fund from any individual investor, institutional investor, or group whose trading activity could disrupt the management of a Fund or dilute the value of a Fund’s shares, including collective trading (e.g., following the advice of an investment newsletter). Such investors may be barred from future purchases of American Beacon Funds.

The round-trip limit does not apply to the following transaction types:

•	shares acquired through the reinvestment of dividends and other distributions;

•	systematic purchases and redemptions;
•	shares redeemed to return excess IRA contributions; or
•
certain transactions made within a retirement or employee benefit plan, such as payroll contributions, minimum required distributions, loans, and hardship withdrawals, or other transactions that are initiated by a party other than the plan participant.

Financial intermediaries that offer Fund shares, such as broker-dealers, third party administrators of retirement plans, and trust companies, will be asked to enforce the Funds’ policies to discourage frequent trading and market timing by investors. However, certain intermediaries that offer Fund shares have informed the Funds that they are currently unable to enforce the Funds’ policies on an automated basis. In those instances, the Manager will monitor trading activity of the intermediary in an attempt to detect patterns of activity that indicate frequent trading or market timing by underlying investors. In some cases, intermediaries that offer Fund shares have their own policies to deter frequent trading and market timing that differ from the Funds’ policies. A Fund may defer to an intermediary’s policies. For more information, please contact the financial intermediary through which you invest in the Funds.

The Manager monitors trading activity in the Funds to attempt to identify shareholders engaged in frequent trading or market timing. The Manager may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time. The ability of the Manager to detect frequent trading and market timing activity by investors who own shares through an intermediary is dependent upon the intermediary’s provision of information necessary to identify transactions by the underlying investors. The Funds have entered into agreements with the intermediaries that service the Funds’ investors, pursuant to which the intermediaries agree to provide information on investor transactions to the Funds and to act on the Funds’ instructions to restrict transactions by investors who the Manager has identified as having violated the Funds’ policies and procedures to deter frequent trading and market timing.

Wrap programs offered by certain intermediaries may be designated “Qualified Wrap Programs” by a Fund based on specific criteria established by the Funds and a certification by the intermediary that the criteria have been met. A Qualified Wrap Program is a wrap program whose sponsoring intermediary: (i) certifies that it has investment discretion over $50 million or more in client assets invested in mutual funds at the time of the certification, (ii) certifies that it directs transactions in accounts participating in the wrap program(s) in concert with changes in a model portfolio; (iii) provides the Manager a description of the wrap program(s); and (iv) managed by an intermediary that agrees to provide the Manager sufficient information to identify individual accounts in the intermediary’s wrap program(s). For purposes of applying the round-trip limit, transactions initiated by clients invested in a Qualified Wrap Program will not be matched to transactions initiated by the intermediary sponsoring the Qualified Wrap Program. For example, a client’s purchase of a Fund followed within 90 days by the intermediary’s redemption of the same Fund would not be considered a round trip. However, transactions initiated by a Qualified Wrap Program client are subject to the round-trip limit and will be matched to determine if the client has exceeded the round-trip limit. In addition, the Manager will monitor transactions initiated by Qualified Wrap Program intermediaries to determine whether any intermediary has engaged in frequent trading or market timing. If the Manager determines that an intermediary has engaged in activity that is harmful to a Fund, the Manager will revoke the intermediary’s Qualified Wrap Program status. Upon termination of status as a Qualified Wrap Program, all account transactions will be matched for purposes of testing compliance with the Funds’ frequent trading and market timing policies.

Each Fund reserves the right to modify the frequent trading and market timing policies and procedures and grant or eliminate waivers to such policies and procedures at any time without advance notice to shareholders. There can be no assurance that the Funds’ policies and procedures to deter frequent trading and market timing will have the intended effect or that the Manager will be able to detect frequent trading and market timing.

Distributions and Taxes

Each Fund distributes most or all of its net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income (“dividends”), distributions of realized net capital gains (“capital gains distributions”) and net gains from foreign currency transactions (sometimes referred to below collectively as “other distributions”) (and dividends, capital gains distributions, and other distributions are sometimes referred to below collectively as “distributions”). Different tax treatment applies to different types of distributions (as described in the table below).

The Funds do not have a fixed dividend rate nor do they guarantee that they will pay any distributions in any particular period. Distributions paid by a Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on different classes of shares may be different as a result of the services and/or fees applicable to certain classes of shares. Distributions are paid as follows:

American Beacon Fund	Dividends Paid	Capital Gains Distributions and Other Distributions Paid
American Beacon Mid-Cap Value Fund	Annually	Annually
American Beacon Shapiro SMID Cap Equity Fund	Annually	Annually

Options for Receiving Dividends and Other Distributions

When you open your Fund account, you can specify on your application how you want to receive distributions. To change that option, you must notify the transfer agent. Unless you instruct otherwise in your account application, distributions payable to you by a Fund will be reinvested in additional shares of the distributing class of that Fund. There are four payment options available:

•	Reinvest All Distributions. You can elect to reinvest all distributions by a Fund in additional shares of the distributing class of that Fund.

•
Reinvest Only Some Distributions. You can elect to reinvest some types of distributions by a Fund in additional shares of the distributing class of that Fund while receiving the other types of distributions by that Fund by check or having them sent directly to your bank account by ACH (“in cash”).

•	Receive All Distributions in Cash. You can elect to receive all distributions in cash.
•
Reinvest Your Distributions in shares of another American Beacon Fund. You can reinvest all of your distributions by a Fund on a particular class of shares in shares of the same class of another American Beacon Fund that is available for exchanges. You must have an existing account in the same share class of the selected fund.

Distributions of Fund income are generally taxable to you regardless of the manner in which received or reinvested. If you invest directly with a Fund, any election to receive distributions payable by check will only apply to distributions totaling $10.00 or more. Any distribution by a Fund totaling less than $10.00 will be reinvested in shares of the distributing class of that Fund and will not be paid to you by check.

If you elect to receive a distribution by check and the U.S. Postal Service cannot deliver your check, or if your check remains uncashed for at least six months, a Fund reserves the right to reinvest the amount of your check, and to reinvest all subsequent distributions, in shares of the distributing class of that Fund at the NAV per share on the day of the reinvestment. Interest will not accrue on amounts represented by uncashed distribution or redemption checks. Shareholders investing in a Fund through a financial intermediary should discuss their options for receiving distributions with the intermediary.

Taxes

Fund distributions are taxable to shareholders other than tax-qualified retirement plans and accounts and other tax-exempt investors. However, the portion of a Fund’s dividends derived from its investments in U.S. Government obligations, if any, is generally exempt from state and local income taxes. Fund dividends, except those that are “qualified dividend income” (as described below), are subject to federal income tax at the rates for ordinary income contained in the Internal Revenue Code. The following table outlines the typical status of transactions in taxable accounts:

Type of Transaction	Federal Tax Status
Dividends from net investment income*	Ordinary income**
Distributions of the excess of net short-term capital gain over net long-term capital loss*	Ordinary income
Distributions of net gains from certain foreign currency transactions*	Ordinary income
Distributions of the excess of net long-term capital gain over net short-term capital loss (“net capital gain”)*	Long-term capital gains
Redemptions or exchanges of shares owned for more than one year	Long-term capital gains or losses
Redemptions or exchanges of shares owned for one year or less	Net gains are taxed at the same rate as ordinary income; net losses are subject to special rules
*	Whether reinvested or taken in cash.
**	Except for dividends that are attributable to “qualified dividend income,” if any.

To the extent distributions are attributable to net capital gain that a Fund recognizes they are subject to a 15% maximum federal income tax rate for individual and certain other non-corporate shareholders (each, an “individual”) (20% for individuals with taxable income exceeding certain thresholds, which are indexed for inflation annually), regardless of how long the shareholder held his or her Fund shares. A portion of the dividends a Fund pays to individuals may be QDI and thus eligible for the preferential rates mentioned above that apply to net capital gain. QDI is the aggregate of dividends a Fund receives on shares of most domestic corporations (excluding most distributions from REITs) and certain foreign corporations with respect to which a Fund satisfies certain holding period and other restrictions. To be eligible for those rates, a shareholder must meet similar restrictions with respect to his or her Fund shares.

A portion of the dividends a Fund pays may also be eligible for the dividends-received deduction allowed to corporations (“DRD”), subject to similar holding period and other restrictions, but the eligible portion may not exceed the aggregate dividends a Fund receives from domestic corporations only.

A shareholder may realize a taxable gain or loss when redeeming or exchanging shares. That gain or loss is treated as a short-term or long-term capital gain or loss, depending on how long the redeemed or exchanged shares were held. Any capital gain an individual shareholder recognizes on a redemption or exchange of Fund shares that have been held for more than one year will qualify for the 15% and 20% rates mentioned above.

A shareholder who wants to use an acceptable basis determination method with respect to Fund shares other than the average basis method (a Fund’s default method), must elect to do so in writing, which may be electronic. A Fund, or its administrative agent, must report to the IRS and furnish to its shareholders the basis information for dispositions of Fund shares. See “Tax Information” in the SAI for a description of the rules regarding that election and a Fund’s reporting obligation.

An individual must pay a 3.8% tax on the lesser of (1) the individual’s “net investment income,” which generally includes distributions a Fund pays and net gains realized on the redemption or exchange of Fund shares, or (2) the excess of the individual’s “modified adjusted gross income” over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. Shareholders should consult their own tax advisers regarding the effect, if any, this tax may have on their investment in Fund shares.

Each year, a Fund’s shareholders will receive tax information regarding Fund distributions and dispositions of Fund shares to assist them in preparing their income tax returns.

Effective for taxable years beginning after December 31, 2017 and before January 1, 2026, the Internal Revenue Code generally allows individuals and certain other non-corporate entities a deduction for 20% of (1) “qualified REIT dividends” and (2) “qualified publicly traded partnership income” (such as income from MLPs). Treasury regulations permit a RIC to pass the character of its qualified REIT dividends through to its shareholders provided certain holding period requirements are met. As a result, a shareholder in a Fund will be eligible to receive the benefit of the same 20% deduction with respect to a Fund’s REIT-based dividends as is available to an investor who directly invests in REITs. There currently is no similar pass-through of the 20% deduction with respect to a RIC’s qualified publicly traded partnership income.

The foregoing is only a summary of some of the important federal income tax considerations that may affect Fund shareholders, who should consult their tax advisers regarding specific questions as to the effect of federal, state and local income taxes on an investment in a Fund.

Additional Information

The Funds’ Board oversees generally the operations of the Funds. The Trust enters into contractual arrangements with various parties, including among others, the Funds’ manager, sub-advisor(s), custodian, transfer agent, and accountants, who provide services to the Funds. Shareholders are not parties to any such contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.

This Prospectus provides information concerning the Funds that you should consider in determining whether to purchase Fund shares. Neither this Prospectus nor the SAI is intended, or should be read, to be or create an agreement or contract between the Trust or the Funds and any investor, or to create any rights in any shareholder or other person other than any rights under federal or state law that may not be waived. Nothing in this Prospectus, the SAI or the Funds’ reports to shareholders is intended to provide investment advice and should not be construed as investment advice.

Distribution and Service Plans

The Funds have adopted separate Distribution Plans for their A Class, C Class and Advisor Class shares in accordance with Rule 12b-1 under the Investment Company Act, which allows the A Class, C Class and Advisor Class shares to pay distribution and other fees for the sale of Fund shares and for other services provided to shareholders. Each Plan also authorizes the use of any fees received by the Manager in accordance with the Management Agreement, and any fees received by a sub-advisor pursuant to its Investment Advisory Agreement with the Manager, to be used for the sale and distribution of Fund shares. The Plans provide that the A Class and Advisor Class shares of a Fund will pay up to 0.25% per annum of the average daily net assets attributable to the A Class and Advisor Class, respectively. The C Class shares of a Fund will pay up to 1.00% per annum of the average daily net assets attributable to the C Class, to the Manager (or another entity approved by the Board). Because these fees are paid out of a Fund’s A Class, C Class and Advisor Class assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Funds have also adopted a shareholder services plan for their A Class, C Class, Investor Class and Advisor Class shares for certain non-distribution shareholder services provided by financial intermediaries. The shareholder services plan authorizes annual payment of up to 0.25% of the average daily net assets attributable to the A Class, C Class and Advisor Class shares, and up to 0.375% of the average daily net assets attributable to the Investor Class shares. In addition, the Funds may reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries attributable to Y Class and R5 Class shares of the Funds. R6 Class shares will not reimburse the Manager for non-distribution shareholder services provided by financial intermediaries.

Portfolio Holdings

A complete list of holdings for the Target Fund is made available on the Fund’s website on a monthly basis approximately twenty days after the end of each month and remains available for six months thereafter.  A complete list of holdings for the Acquiring Fund is made available on the Funds’ website on a quarterly basis approximately sixty days after the end of each quarter and remains available for six months thereafter.

A list of each Fund’s ten largest holdings is made available on the Funds’ website on a quarterly basis. The ten largest holdings of the Funds are generally posted to the website approximately fifteen days after the end of each calendar quarter and remain available until the next quarter. To access the holdings information, go to www.americanbeaconfunds.com. A Fund’s ten largest holdings may also be accessed by selecting a particular Fund’s fact sheet.

A description of the Funds’ policies and procedures regarding the disclosure of portfolio holdings is available in the Funds’ SAI, which you may access on the Funds’ website at www.americanbeaconfunds.com or call 1-800-658-5811 to request a free copy.

Delivery of Documents

Summary prospectuses and shareholder reports are available online at www.americanbeaconfunds.com/reports. If you are interested in electronic delivery of the Funds’ summary prospectuses, please go to www.americanbeaconfunds.com and click on “Quick Links” and then “Register for E-Delivery.” You can also request to receive paper Annual Shareholder Reports and Semi-Annual Shareholder Reports by calling 1-866-345-5954 with the unique ID number that is provided in the notification you receive, or you may directly inform your financial intermediary of your wish.

To reduce expenses, your financial institution may mail only one copy of the summary prospectus, Annual Shareholder Report and Semi-Annual Shareholder Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.

Intermediary Sales Charge Discounts, Waivers and Other Information
Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive any applicable waivers or discounts. Please see the section entitled “Choosing Your Share Class” for more information on sales charges and waivers available for different classes.

Ameriprise Financial

Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial:

The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:

Shareholders purchasing Fund shares through an Ameriprise Financial brokerage account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI:

■
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).

■
Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply.

■	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

■
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

■
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

Baird

Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.

Front-End Sales Charge Waivers on Investors A-shares Available at Baird

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund

■	Shares purchased by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird

■
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

■
A shareholder in the Fund’s Investor C shares will have their share converted at net asset value to Investor A shares of the fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

■
Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Investor A and C shares Available at Baird

■	Shares sold due to death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

■	Shares bought due to returns of excess contributions from an IRA Account

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72 as described in the Fund’s prospectus

■	Shares sold to pay Baird fees but only if the transaction is initiated by Baird

■	Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

■	Breakpoints as described in this prospectus

■
Rights of accumulation which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

■	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family through Baird, over a 13-month period of time

Janney Montgomery Scott

Effective May 1, 2020, if you purchase fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

■	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

■
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

■
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

■	Shares acquired through a right of reinstatement.

■	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and C shares available at Janney

■	Shares sold upon the death or disability of the shareholder.

■	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.

■	Shares purchased in connection with a return of excess contributions from an IRA account.

■	Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70½ as described in the fund’s Prospectus.

■	Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

■	Shares acquired through a right of reinstatement.

■	Shares exchanged into the same share class of a different fund.

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

■	Breakpoints as described in the fund’s Prospectus.

■
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

■
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*Also referred to as an “initial sales charge.”

Merrill Lynch

A CLASS AND C CLASS PURCHASES THROUGH MERRILL LYNCH

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s prospectus or SAI.

Front-end Sales Load Waivers on A Class Shares available at Merrill Lynch

■
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission- based brokerage account and shares are held for the benefit of the plan.

■	Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents).

■	Shares purchased through a Merrill Lynch affiliated investment advisory program.

■
Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers.

■	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform.

■	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable).

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

■	Shares exchanged from C Class (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers.

■	Employees and registered representatives of Merrill Lynch or its affiliates and their family members.

■	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this Prospectus.

■
Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement.

CDSC Waivers on A Class and C Class Shares available at Merrill Lynch

■	Death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

■	Return of excess contributions from an IRA Account

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.

■	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

■	Shares acquired through a right of reinstatement

■	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A Class and C Class shares only)

■
Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

■	Breakpoints as described in this prospectus.

■
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

■	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)
Morgan Stanley

Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

■
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

■	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

■	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

■	Shares purchased through a Morgan Stanley self-directed brokerage account

■
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

■
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Oppenheimer & Co. Inc. (“OPCO”)

Effective February 26, 2020, shareholders purchasing Fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at OPCO

■
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

■	Shares purchased by or through a 529 Plan

■	Shares purchased through an OPCO affiliated investment advisory program

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

■
Shares purchased form the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same amount, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

■
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

■	Employees and registered representatives of OPCO or its affiliates and their family members

■	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus
CDSC Waivers on A, B and C Shares available at OPCO

■	Death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

■	Return of excess contributions from an IRA Account

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the prospectus

■	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

■	Shares acquired through a right of reinstatement

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

■	Breakpoints as described in this prospectus.

■
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO.

Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Raymond James

Shareholders purchasing Fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Raymond James

■	Shares purchased in an investment advisory program.

■	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

■	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

■
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

■
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A and C shares available at Raymond James

■	Death or disability of the shareholder.

■	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

■	Return of excess contributions from an IRA Account.

■
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.

■	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

■	Shares acquired through a right of reinstatement.
Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent

■	Breakpoints as described in this Prospectus.

■
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

■
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Wells Fargo

Effective June 30, 2020, C Class shares will convert automatically into A Class shares on the 25th day of the month (or, if the 25th is not a business day, the next business day thereafter) following the eighth anniversary of the month on which the purchase order was accepted, provided that the Fund or the financial intermediary through which a shareholder purchased C Class shares has records verifying that the C Class shares have been held for at least eight years. The first conversion of C Class to A Class shares under this new policy would take place on July 25, 2020 for all C Class shares that were held for more than eight years as of June 30, 2020.

APPENDIX D
FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five fiscal years (or, if shorter, the period of the Fund’s operations). Certain information reflects financial results for a single Fund share.  The total returns in each Fund’s tables represent the rate that an investor would have earned (or lost) on an investment in that Fund (assuming reinvestment of all dividends and other distributions).

The Target Fund’s financial information for the six months ended April 30, 2022 has not been audited. The Target Fund’s financial statements for this period are included in the Target Fund’s Semi-Annual Report, which you may obtain upon request. The information in the financial highlights with respect to the Target Fund for the fiscal years ended October 31, 2017, 2018, 2019, 2020, and 2021 has been derived from the Target Fund’s financial statements audited by Ernst & Young LLP, the Target Fund’s Independent Registered Public Accounting Firm, whose report, along with the Target Fund’s financial statements, is included in the Target Fund’s Annual Report, which you may obtain upon request.

The Acquiring Fund’s financial information for the six months ended December 31, 2021 has not been audited. The Acquiring Fund’s financial statements for this period are included in the Acquiring Fund’s Semi-Annual Report, which you may obtain upon request. The information for the period from the Acquiring Fund’s commencement of operations, September 12, 2017, through the fiscal year ended June 30, 2018, and the fiscal years ended June 30, 2019, 2020, and 2021 was audited by PricewaterhouseCoopers LLP, the Acquiring Fund’s Independent Registered Public Accounting Firm, whose report, along with the Acquiring Fund’s financial statements, is included in the Acquiring Fund’s Annual Report, which you may obtain upon request. Audited financial information is not provided for the A Class, C Class and R6 Class shares of the Acquiring Fund, because those share classes had not commenced operations until after the fiscal year ended June 30, 2021.

Acquiring Fund - American Beacon Shapiro SMID Cap Equity Fund

A Class
October 28, 2021A to December 31, 2021 (unaudited)
Net asset value, beginning of period	$13.35
Income (loss) from investment operations: Net investment income	0.00B
Net gains (losses) on investments (both realized and unrealized)	0.30
Total income (loss) from investment operations	0.30
Less distributions: Dividends from net investment income	(0.26)
Distributions from net realized gains	(1.31)
Total distributions	(1.57)
Net asset value, end of period	$12.08
Total returnC	2.56%D
Ratios and supplemental data: Net assets, end of period	$90,522
Ratios to average net assets: Expenses, before reimbursements	6.85%E
Expenses, net of reimbursementsH	1.26%E
Net investment (loss), before expense reimbursements	(5.45)%E
Net investment income, net of reimbursements	0.14%E
Portfolio turnover rate	15%F
A	Commencement of operations.
B	Amount is less than $0.01 per share.
C
Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from October 28, 2021 through December 31, 2021 and is not annualized

Acquiring Fund - American Beacon Shapiro SMID Cap Equity Fund

C Class
October 28, 2021A to December 31, 2021 (unaudited)
Net asset value, beginning of period	$13.35
Income (loss) from investment operations: Net investment income	(0.01)
Net gains (losses) on investments (both realized and unrealized)	0.30
Total income (loss) from investment operations	0.29
Less distributions: Dividends from net investment income	(0.26)
Distributions from net realized gains	(1.31)
Total distributions	(1.57)
Net asset value, end of period	$12.07
Total returnB	2.46%C
Ratios and supplemental data: Net assets, end of period	$90,410
Ratios to average net assets: Expenses, before reimbursements	7.60%D
Expenses, net of reimbursementsH	2.01%D
Net investment (loss), before expense reimbursements	(6.20)%D
Net investment income, net of reimbursements	(0.61)%D
Portfolio turnover rate	15%E
A	Commencement of operations.
B
Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from October 28, 2021 through December 31, 2021 and is not annualized.

Acquiring Fund - American Beacon Shapiro SMID Cap Equity Fund

Y Class
	Six Months Ended July 1, 2021 to December 31, 2021 (unaudited)	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2019	September 12, 2017B to June 30, 2018
Net asset value, beginning of period	$13.63	$7.60	$9.71	$11.39	$10.00
Income (loss) from investment operations: Net investment income	0.26B	0.04C D	0.05	0.04	0.01
Net gains (losses) on investments (both realized and unrealized)	(0.07)	6.12	(1.48)	(0.97)	1.38
Total income (loss) from investment operations	0.19	6.16	(1.43)	(0.93)	1.39
Less distributions: Dividends from net investment income	(0.26)	(0.00)E	(0.05)	(0.04)	–
Distributions from net realized gains	(1.31)	(0.13)	(0.63)	(0.71)	–
Total distributions	(1.57)	(0.13)	(0.68)	(0.75)	–
Net asset value, end of period	$12.25	$13.63	$7.60	9.71	$11.39
Total returnF	1.70%G	81.60%	(16.21)%	(6.76)%	13.90%G
Ratios and supplemental data: Net assets, end of period	$5,290,313	$8,753,769	$104,553	$398,161	$215,795
Ratios to average net assets: Expenses, before reimbursements	1.93%H	2.21%	3.33%	2.87%	5.69%H
Expenses, net of reimbursementsH	0.98%H K	0.99%	1.00%	0.99%	0.99%H
Net investment (loss), before expense reimbursements	2.28%B H	(0.94)%	(1.91)%	(1.47)%	(4.47)%H
Net investment income, net of reimbursements	3.23%B H	0.28%	0.42%	0.41%	0.22%H
Portfolio turnover rate	15%G	64%	48%	56%	22%I
A	Commencement of operations.
B	Net investment income includes significant dividend payments from Cadence Bank and Ecovyst, Inc. amounting to $0.2120.
C	Net investment income includes a significant dividend payment from PQ Group Holdings, Inc. amounting to $0.0412..
D	Per share amounts have been calculated using the average shares method.
E	Amount is less than $0.01 per share.
F
Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

G	Not annualized.
H	Annualized.
I	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses.
J	Portfolio turnover rate is for the period from September 12, 2017 through June 30, 2018 and is not annualized.
K	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on October 31, 2021.

Acquiring Fund - American Beacon Shapiro SMID Cap Equity Fund

R6 Class
October 28, 2021A to December 31, 2021 (unaudited)
Net asset value, beginning of period	$13.57
Income (loss) from investment operations: Net investment income	0.01
Net gains (losses) on investments (both realized and unrealized)	0.31
Total income (loss) from investment operations	0.32
Less distributions: Dividends from net investment income	(0.26)
Distributions from net realized gains	(1.31)
Total distributions	(1.57)
Net asset value, end of period	$12.32
Total returnB	2.67%C
Ratios and supplemental data: Net assets, end of period	$90,782
Ratios to average net assets: Expenses, before reimbursements	6.35%D
Expenses, net of reimbursementsH	0.90%D
Net investment (loss), before expense reimbursements	(4.95%)D
Net investment income, net of reimbursements	0.50%D
Portfolio turnover rate	15%E
A	Commencement of operations.
B
Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from October 28, 2021 through December 31, 2021 and is not annualized.

Acquiring Fund - American Beacon Shapiro SMID Cap Equity Fund

R5 Class
	Six Months Ended July 1, 2021 to December 31, 2021 (unaudited)	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2019	September 12, 2017B to June 30, 2018
Net asset value, beginning of period	$13.63	$7.60	$9.71	$11.39	$10.00
Income (loss) from investment operations: Net investment income	0.26B	0.04C D	0.05	0.04	0.01
Net gains (losses) on investments (both realized and unrealized)	(0.07)	6.12	(1.48)	(0.97)	1.38
Total income (loss) from investment operations	0.19	6.16	(1.43)	(0.93)	1.39
Less distributions: Dividends from net investment income	(0.26)	(0.00)E	(0.05)	(0.04)	–
Distributions from net realized gains	(1.31)	(0.13)	(0.63)	(0.71)	–
Total distributions	(1.57)	(0.13)	(0.68)	(0.75)	–
Net asset value, end of period	$12.25	$13.63	$7.60	9.71	$11.39
Total returnF	1.70%G	81.60%	(16.21)%	(6.76)%	13.90%G
Ratios and supplemental data: Net assets, end of period	$5,290,313	$8,753,769	$104,553	$398,161	$215,795
Ratios to average net assets: Expenses, before reimbursements	1.93%H	2.21%	3.33%	2.87%	5.69%H
Expenses, net of reimbursementsH	0.98%H K	0.99%	1.00%	0.99%	0.99%H
Net investment (loss), before expense reimbursements	2.28%B H	(0.94)%	(1.91)%	(1.47)%	(4.47)%H
Net investment income, net of reimbursements	3.23%B H	0.28%	0.42%	0.41%	0.22%H
Portfolio turnover rate	15%G	64%	48%	56%	22%I
A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B	Commencement of operations.
C	Net investment income includes significant dividend payments from Cadence Bank and Ecovyst, Inc. amounting to $0.1818.
D	Net investment income includes a significant dividend payment from PQ Group Holdings, Inc. amounting to $0.0223..
E	Amount represents less than $0.01 per share.
F
Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

G	Not annualized.
H	Annualized.
I	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses.
J	Portfolio turnover rate is for the period from September 12, 2017 through June 30, 2018 and is not annualized.

Acquiring Fund - American Beacon Shapiro SMID Cap Equity Fund

Investor Class
	Six Months Ended July 1, 2021 to December 31, 2021 (unaudited)	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2019	September 12, 2017B to June 30, 2018
Net asset value, beginning of period	$13.48	$7.53	$9.65	$11.36	$10.00
Income (loss) from investment operations: Net investment income (loss)	0.20B	0.05C	0.01	0.04	(0.01)
Net gains (losses) on investments (both realized and unrealized)	(0.02)	6.03	(1.45)	(1.00)	1.37
Total income (loss) from investment operations	0.18	6.08	(1.44)	(0.96)	1.36
Less distributions: Dividends from net investment income	(0.26)	(0.00)D	(0.05)	(0.04)	–
Distributions from net realized gains	(1.31)	(0.13)	(0.63)	(0.71)	–
Total distributions	(1.57)	(0.13)	(0.68)	(0.75)	–
Net asset value, end of period	$12.09	$13.48	$7.53	9.65	$11.36
Total returnE	1.64%F	81.29%	(16.43)%	(7.06)%	13.60%F
Ratios and supplemental data: Net assets, end of period	$4,233,402	$3,586,842	$913,709	$1,119,472	$352,882
Ratios to average net assets: Expenses, before reimbursements	2.25%G	2.59%	3.86%	3.87%	6.12%G
Expenses, net of reimbursementsH	1.18%G J	1.20%	1.28%	1.27%	1.27%G
Net investment (loss), before expense reimbursements	1.53%B G	(1.14)%	(2.49)%	(2.44)%	(5.09)%G
Net investment income (loss), net of reimbursements	2.60%B G	0.25%	0.09%	0.16%	(0.24)%G
Portfolio turnover rate	15%F	64%	48%	56%	22%I
A	Commencement of operations.
B	Net investment income includes significant dividend payments from Cadence Bank and Ecovyst, Inc. amounting to $0.1760.
C	Net investment income includes a significant dividend payment from PQ Group Holdings, Inc. amounting to $0.0339.
D	Amount represents less than $0.01 per share.
E
Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

F	Not annualized.
G	Annualized.
H	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses.
I	Portfolio turnover rate is for the period from September 12, 2017 through June 30, 2018 and is not annualized.
J	Expense ratios may exceed stated caps in Note 2 due to the change in the contractual expense caps on October 31, 2021.

Target Fund - American Beacon Mid-Cap Value Fund
A Class
For a share outstanding throughout the period:	Six Month Ended April 30, 2022 (unaudited)	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017
Net asset value, beginning of period	$19.95	$12.91	$15.03	$15.15	$16.84	$13.70
Income (loss) from investment operations:
Net investment income	0.17D	0.16A	0.23	0.49	0.18	0.13
Net gains (losses) on investments (both realized and unrealized)	(0.96)	7.14	(2.20)	0.32	(1.36)	3.18
Total income (loss) from investment operations	(0.79)	7.30	(1.97)	0.81	(1.18)	3.31
Less distributions:
Dividends from net investment income	(0.12)	(0.26)	(0.15)	(0.14)	(0.07)	(0.17)
Distributions from net realized gains	(1.91)	–	–	(0.79)	(0.44)	–
Total distributions	(2.03)	(0.26)	(0.15)	(0.93)	(0.51)	(0.17)
Net asset value, end of period	$17.13	$19.95	$12.91	$15.03	$15.15	$16.84
Total returnB	(4.40)%E	57.15%	(13.31)%	6.57%	(7.32)%	24.26%
Ratios and supplemental data:
Net assets, end of period	$2,633,173	$3,639,123	$2,767,845	$3,748,595	$12,080,510	$18,170,218
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.40%F	1.45%	1.30%	1.35%	1.25%	1.27%
Expenses, net of reimbursements and/or recoupments	1.26%F	1.30%C	1.30%	1.35%	1.25%	1.27%
Net investment income, before expense reimbursements and/or recoupments	0.70%D F	0.36%A	1.09%	0.94%	0.78%	0.69%
Net investment income, net of reimbursements and/or recoupments	0.84%D F	0.51%A	1.09%	0.94%	0.78%	0.69%
Portfolio turnover rate	14%E	30%	35%	30%	34%	28%
A	Net investment income includes significant dividend payment from Qurate Retail, Inc. amounting to $0.0380.
B
Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Expense ratios may exceed stated expense caps in Note 2 in the Annual Shareholder Report due to the change in the contractual expense caps on February 28, 2021.
D	Net investment income includes a significant dividend payment from Qurate Retail, Inc. amounting to $0.0199.
E	Not annualized.
F	Annualized.

Target Fund - American Beacon Mid-Cap Value Fund
Advisor Class
For a share outstanding throughout the period:	Six Months Ended April 30, 2022 (unaudited)	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017
Net asset value, beginning of period	$19.93	$12.88	$15.06	$15.17	$16.83	$13.69
Income (loss) from investment operations:
Net investment income	0.04 E	0.06A B	0.16	0.15	0.10	0.10
Net gains (losses) on investments (both realized and unrealized)	(0.84)	7.19	(2.16)	0.66	(1.29)	3.18
Total income (loss) from investment operations	(0.80)	7.25	(2.00)	0.81	(1.19)	3.28
Less distributions:
Dividends from net investment income	(0.04)	(0.20)	(0.18)	(0.13)	(0.03)	(0.14)
Distributions from net realized gains	(1.91)	–	–	(0.79)	(0.44)	–
Total distributions	(1.95)	(0.20)	(0.18)	(0.92)	(0.47)	(0.14)
Net asset value, end of period	$17.18	$19.93	$12.88	$15.06	$15.17	$16.83
Total returnC	(4.45)%F	56.71%	(13.51)%	6.50%	(7.38)%	24.10%
Ratios and supplemental data:
Net assets, end of period	$478,776	$656,892	$1,245,906	$3,163,999	$3,597,339	$3,682,231
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.73%G	1.70%	1.53%	1.45%	1.39%	1.40%
Expenses, net of reimbursements and/or recoupments	1.49%G	1.55%D	1.53%	1.45%	1.39%	1.40%
Net investment income, before expense reimbursements and/or recoupments	0.38%E G	0.21%A	0.92%	0.90%	0.64%	0.55%
Net investment income, net of reimbursements and/or recoupments	0.62%E G	0.36%A	0.92%	0.90%	0.64%	0.55%
Portfolio turnover rate	14%F	30%	35%	30%	34%	28%
A	Per share amounts have been calculated using the average shares method.
B	Net investment income includes significant dividend payment from Qurate Retail, Inc. amounting to $0.0260.
C
Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Expense ratios may exceed stated expense caps in Note 2 in the Annual Shareholder Report due to the change in the contractual expense caps on February 28, 2021.
E	Net investment income includes a significant dividend payment from Qurate Retail, Inc. amounting to $0.0225.
F	Not annualized.
G Annualized.

Target Fund - American Beacon Mid-Cap Value Fund
C Class
For a share outstanding throughout the period:	Six Months Ended April 30, 2022 (unaudited)	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017
Net asset value, beginning of period	$19.16	$12.39	$14.49	$14.60	$16.27	$13.26
Income (loss) from investment operations:
Net investment income (loss)	0.01D E	(0.27)A	0.01	0.02	0.03	(0.03)
Net gains (losses) on investments (both realized and unrealized)	(0.83)	7.17	(2.02)	0.69	(1.26)	3.11
Total income (loss) from investment operations	(0.82)	6.90	(2.01)	0.71	(1.23)	3.08
Less distributions:
Dividends from net investment income	–	(0.13)	(0.09)	(0.03)	–	(0.07)
Distributions from net realized gains	(1.91)	–	–	(0.79)	(0.44)	–
Total distributions	(1.91)	(0.13)	(0.09)	(0.82)	(0.44)	(0.07)
Net asset value, end of period	$16.43	$19.16	$12.39	$14.49	$14.60	$16.27
Total returnB	(4.73)%F	55.99%	(13.99)%	5.94%	(7.85)%	23.27%
Ratios and supplemental data:
Net assets, end of period	$1,663,176	$2,417,639	$2,932,329	$4,349,946	$5,840,412	$6,520,983
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	2.18%G	2.17%	2.05%	2.02%	1.87%	2.04%
Expenses, net of reimbursements and/or recoupments	2.01%G	2.05%C	2.05%	2.02%	1.87%	2.04%
Net investment income (loss), before expense reimbursements	(0.05)%D G	(0.30)%A	0.35%	0.32%	0.17%	(0.09)%
Net investment income (loss), net of reimbursements	0.12%D G	(0.18)%A	0.35%	0.32%	0.17%	(0.09)%
Portfolio turnover rate	14%F	30%	35%	30%	34%	28%
A	Net investment income includes significant dividend payment from Quarte Retail, Inc. amounting to $0.0368.
B
Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Expense ratios may exceed stated expense caps in Note 2 in the Annual Shareholder Report due to the change in the contractual expense caps on February 28, 2021.
D	Net investment income includes a significant dividend payment from Qurate Retail, Inc. amounting to $0.0197.
E	Per share amounts have been calculated using the average shares method.
F	Not annualized.
G	Annualized.

Target Fund - American Beacon Mid-Cap Value Fund
Y Class
For a share outstanding throughout the period:	Six Months Ended April 30, 2022 (unaudited)	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017
Net asset value, beginning of period	$20.22	$13.07	$15.27	$15.39	$17.11	$13.92
Income (loss) from investment operations:	0.09 D
Net investment income		0.17A	0.19	0.22	0.19	0.15
Net gains (losses) on investments (both realized and unrealized)	(0.86)	7.27	(2.14)	0.65	(1.32)	3.25
Total income (loss) from investment operations	(0.77)	7.44	(1.95)	0.87	(1.13)	3.40
Less distributions:
Dividends from net investment income	(0.17)	(0.29)	(0.25)	(0.20)	(0.15)	(0.21)
Distributions from net realized gains	(1.91)	–	–	(0.79)	(0.44)	–
Total distributions	(2.08)	(0.29)	(0.25)	(0.99)	(0.59)	(0.21)
Net asset value, end of period	$17.37	$20.22	$13.07	$15.27	$15.39	$17.11
Total returnB	(4.24)% E	57.60%	(13.08)%	6.97%	(6.96)%	24.60%
Ratios and supplemental data:
Net assets, end of period	$32,764,184	$49,952,999	$48,840,223	$84,763,978	$96,799,413	$100,190,167
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.14%F	1.15%	1.03%	0.98%	0.93%	0.97%
Expenses, net of reimbursements and/or recoupments	0.99%F	1.02%C	1.03%	0.98%	0.93%	0.97%
Net investment income, before expense reimbursements and/or recoupments	0.98%D F	0.71%A	1.37%	1.36%	1.11%	0.98%
Net investment income, net of reimbursements and/or recoupments	1.13%D F	0.84%A	1.37%	1.36%	1.11%	0.98%
Portfolio turnover rate	14%E	30%	35%	30%	34%	28%
A	Net investment income includes significant dividend payment from Qurate Retail, Inc. amounting to $0.0412.
B
Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Expense ratios may exceed stated expense caps in Note 2 in the Annual Shareholder Report due to the change in the contractual expense caps on February 28, 2021.
D	Net investment income includes a significant dividend payment from Qurate Retail, Inc. amounting to $0.0210.
E	Not annualized.
F	Annualized.

Target Fund - American Beacon Mid-Cap Value Fund
R6 Class
For a share outstanding throughout the period:	Six Months Ended April 30, 2022 (unaudited)	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019	February 28, 2018A to October 31, 2018
Net asset value, beginning of period	$20.44	$13.21	$15.42	$15.52	$16.94
Income from investment operations:
Net investment income	0.11G H	0.15B	0.28	0.20	0.10
Net gains (losses) on investments (both realized and unrealized)	(0.88)	7.40	(2.23)	0.71	(1.52)
Total income (loss) from investment operations	(0.77)	7.55	(1.95)	0.91	(1.42)
Less distributions:
Dividends from net investment income	(0.17)	(0.32)	(0.26)	(0.22)	–
Distributions from net realized gains	(1.91)	–	–	(0.79)	–
Total distributions	(2.08)	(0.32)	(0.26)	(1.01)	–
Net asset value, end of period	$17.59	$20.44	$13.21	$15.42	$15.52
Total returnC	(4.19)%D	57.80%	(12.93)%	7.15%	(8.38)%D
Ratios and supplemental data:
Net assets, end of period	$983,167	$12,532,694	$8,239,279	$2,253,328	$191,772
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.02%E	1.05%	0.96%	0.90%	3.09%E
Expenses, net of reimbursements and/or recoupments	0.90%E	0.89%F	0.87%	0.83%	0.88%E
Net investment income (loss), before expense reimbursements and/or recoupments	1.07%G E	0.74%	1.34%	1.51%	(0.88)%E
Net investment income, net of reimbursements and/or recoupments	1.19%G E	0.90%	1.43%	1.58%	1.32%E
Portfolio turnover rate	14%D	30%	35%	30%	34%D
A	Commencement of operations.
B	Net investment income includes significant dividend payment from Qurate Retail, Inc. amounting to $0.0467.
C
Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Expense ratios may exceed stated expense caps in Note 2 in the Annual Shareholder Report due to the change in the contractual expense caps on February 28, 2021.
G Net investment income includes a significant dividend payment from Qurate Retail, Inc. amounting to $0.0309.
H Per share amounts have been calculated using the average shares method.

Target Fund - American Beacon Mid-Cap Value Fund
R5 ClassA
For a share outstanding throughout the period:	Six Months Ended April 30, 2022 (unaudited)	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017
Net asset value, beginning of period	$20.40	$13.19	$15.41	$15.52	$17.25	$14.03
Income (loss) from investment operations:
Net investment income	0.18E	0.23B	0.33	0.25	0.21	0.16
Net gains (losses) on investments (both realized and unrealized)	(0.95)	7.29	(2.29)	0.65	(1.34)	3.28
Total income (loss) from investment operations	(0.77)	7.52	(1.96)	0.90	(1.13)	3.44
Less distributions:
Dividends from net investment income	(0.17)	(0.31)	(0.26)	(0.22)	(0.16)	(0.22)
Distributions from net realized gains	(1.91)	–	–	(0.79)	(0.44)	–
Total distributions	(2.08)	(0.31)	(0.26)	(1.01)	(0.60)	(0.22)
Net asset value, end of period	$17.55	$20.40	$13.19	$15.41	$15.52	$17.25
Total returnC	(4.19%)F	57.68%	(13.03)%	7.08%	(6.89)%	24.71%
Ratios and supplemental data:
Net assets, end of period	$47,937,281	$74,512,300	$72,565,048	$168,201,120	$248,752,034	$265,934,589
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.08%G	1.08%	0.95%	0.93%	0.85%	0.89%
Expenses, net of reimbursements and/or recoupments	0.91%G	0.94%D	0.95%	0.93%	0.85%	0.89%
Net investment income, before expense reimbursements and/or recoupments	1.05%E G	0.78%B	1.45%	1.40%	1.19%	1.06%
Net investment income, net of reimbursements and/or recoupments	1.22%E G	0.92%B	1.45%	1.40%	1.19%	1.06%
Portfolio turnover rate	14%F	30%	35%	30%	34%	28%
A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B	Net investment income includes significant dividend payment from Qurate Retail Inc. amounting to $0.0381.
C
Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Expense ratios may exceed stated expense caps in Note 2 in the Annual Shareholder Report due to the change in the contractual expense caps on February 28, 2021.
E	Net investment income includes a significant dividend payment from Qurate Retail, Inc. amounting to $0.0215.
F	Not annualized.
G	Annualized.

Target Fund - American Beacon Mid-Cap Value Fund
Investor Class
For a share outstanding throughout the period:	Six Months Ended April 30, 2022 (unaudited)	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017
Net asset value, beginning of period	$20.75	$13.32	$15.56	$15.65	$17.40	$14.14
Income (loss) from investment operations:
Net investment income	0.07D	0.48A	0.17	0.18	0.16	0.14
Net gains (losses) on investments (both realized and unrealized)	(0.88)	7.11	(2.20)	0.69	(1.34)	3.31
Total income (loss) from investment operations	(0.81)	7.59	(2.03)	0.87	(1.18)	3.45
Less distributions:
Dividends from net investment income	(0.15)	(0.16)	(0.21)	(0.17)	(0.13)	(0.19)
Distributions from net realized gains	(1.91)	–	–	(0.79)	(0.44)	–
Total distributions	(2.06)	(0.16)	(0.21)	(0.96)	(0.57)	(0.19)
Net asset value, end of period	$17.88	$20.75	$13.32	$15.56	$15.65	$17.40
Total returnB	(4.32)%E	57.34%	(13.30)%	6.79%	(7.13)%	24.52%
Ratios and supplemental data:
Net assets, end of period	$56,086,825	$60,065,449	$152,245,804	$229,639,964	$379,123,913	$274,552,551
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.45%F	1.37%	1.21%	1.18%	1.12%	1.09%
Expenses, net of reimbursements and/or recoupments	1.17%F	1.18%C	1.21%	1.18%	1.12%	1.09%
Net investment income, before expense reimbursements and/or recoupments	0.61%D F	0.74%A	1.19%	1.12%	0.92%	0.86%
Net investment income, net of reimbursements and/or recoupments	0.89%D F	0.93%A	1.19%	1.12%	0.92%	0.86%
Portfolio turnover rate	14%E	30%	35%	30%	34%	28%
A	Net investment income includes significant dividend payment from Qurate Retail, Inc. amounting to $0.0322.
B
Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Expense ratios may exceed stated expense caps in Note 2 in the Annual Shareholder Report due to the change in the contractual expense caps on February 28, 2021.
D	Net investment income includes a significant dividend payment from Qurate Retail, Inc. amounting to $0.0184.
E	Not annualized.
F	Annualized.

STATEMENT OF ADDITIONAL INFORMATION
[  ], 2022

For the Reorganization of

American Beacon Mid-Cap Value Fund into American Beacon Shapiro SMID Cap Equity Fund, each a series of American Beacon Funds

220 East Las Colinas Boulevard
Suite 1200
Irving, Texas 75039
(817) 391-6100

Acquisition of the assets and assumption of the liabilities of:	By and in exchange for shares of:
American Beacon Mid-Cap Value Fund	American Beacon Shapiro SMID Cap Equity Fund
A Class — ABMAX	A Class — SHEAX
Advisor Class — AMCSX	A Class — SHEAX
C Class — AMCCX	C Class — SHDCX
Y Class — ACMYX	Y Class — SHDYX
R6 Class — AMDRX	R6 Class — SHDRX
R5 Class — AACIX	R5 Class — SHDIX
Investor Class — AMPAX	Investor Class — SHDPX

This Statement of Additional Information (“SAI”) relates specifically to the reorganization (“Reorganization”) of the American Beacon Mid-Cap Value Fund (“Target Fund”) into the American Beacon Shapiro SMID Cap Equity Fund (“Acquiring Fund”), each a series of American Beacon Funds (“Trust”).  The Target Fund and the Acquiring Fund are collectively referred to herein as the “Funds.”  Pursuant to the Reorganization, the Target Fund will transfer all of its assets to the Acquiring Fund in exchange solely for A Class, C Class, Y Class, R6 Class, R5 Class and Investor Class shares of beneficial interest in the Acquiring Fund and the Acquiring Fund’s assumption of the Target Fund’s liabilities.  The shares of the Acquiring Fund received by the Target Fund will be distributed pro rata by class to the Target Fund’s shareholders of record as of the date of the Reorganization and the Target Fund will be terminated.

This SAI is not a prospectus.  A Combined Proxy Statement and Prospectus dated [  ], 2022 relating to the Reorganization (File No. [  ]) (the “Proxy Statement”) may be obtained, without charge, by calling toll-free 1-800-658-5811, sending an email to americanbeaconfunds@ambeacon.com or by writing to American Beacon Funds at P.O. Box 219643, Kansas City, MO 64121-9643. These documents are also available at americanbeaconfunds.com.  This SAI should be read in conjunction with the Proxy Statement.  Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as given to them in the Proxy Statement.

Table of Contents
1. The Statement of Additional Information (“SAI”) for the Target Fund, dated March 1, 2022, as supplemented (File Nos. 033-11387 and 811-04984).
2. The SAI for the Acquiring Fund, dated October 28, 2021, as supplemented (File Nos. 033-11387 and 811-04984).
3. The Annual Report to shareholders of the Target Fund, for the fiscal year ended October 31, 2021.
4. The Semi-Annual Report to shareholders of the Target Fund, for the fiscal period ended April 30, 2022.
5. The Annual Report to shareholders of the Acquiring Fund, for the fiscal year ended June 30, 2021.
6. The Semi-Annual Report to shareholders of the Acquiring Fund, for the fiscal period ended December 31, 2021.
7. Supplemental Financial Information.

Information Incorporated by Reference

Each of the following documents is incorporated by reference herein and legally forms a part of the SAI:

1. The Statement of Additional Information (“SAI”) for the Target Fund, dated March 1, 2022, as supplemented (File Nos. 033-11387 and 811-04984).
2. The SAI for the Acquiring Fund, dated October 28, 2021, as supplemented (File Nos. 033-11387 and 811-04984).
3. The Annual Report to shareholders of the Target Fund, for the fiscal year ended October 31, 2021.
4. The Semi-Annual Report to shareholders of the Target Fund, for the fiscal period ended April 30, 2022.
5. The Annual Report to shareholders of the Acquiring Fund, for the fiscal year ended June 30, 2021.
6. The Semi-Annual Report to shareholders of the Acquiring Fund, for the fiscal period ended December 31, 2021.
The documents incorporated by reference above include information about other funds in the Trust that is not relevant to the Reorganization.  Please disregard that information.

Supplemental Financial Information

Tables showing the current fees and expenses of the Acquiring Fund and the Target Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the Reorganization, are included in the “Comparative Fee and Expense Tables” section in the Proxy Statement.

With the exception of one security, each security held by the Target Fund is eligible to be held by the Acquiring Fund. However, prior to the Reorganization, the Target Fund’s portfolio will be transitioned to align with the Acquiring Fund’s portfolio.

The Target Fund’s Schedule of Investments as of April 30, 2022 is included below.  The transition is expected to result in the sale of any stocks held by the Target Fund that the Acquiring Fund’s sub-advisor has not selected for investment by the Acquiring Fund at the time of the transition.  It is not possible to predict the stocks that the Acquiring Fund’s sub-advisor will select in the future, but based on the most recent public disclosure of the Acquiring Fund’s portfolio holdings as of March 31, 2022, the following five stocks held by the Target Fund as of April 30, 2022 were also held by the Acquiring Fund: Axalta Coating Systems Ltd., BWX Technologies, Inc., Mohawk Industries, Inc., Regions Financial Corp., and Westinghouse Air Brake Technologies Corp.  Unless the Acquiring Fund’s sub-advisor selects additional stocks held by the Target Fund for investment by the Acquiring Fund, then the transition is expected to result in the sale of all stocks held by the Target Fund except those five stocks listed above, the proceeds of which would be used to purchase the securities held by the Acquiring Fund prior to the Reorganization. The transition also may result in the Target Fund selling a portion of its position in each of these five stocks to align with the appropriate portfolio weights in the Acquiring Fund.

The Target Fund’s sub-advisors will continue to implement their investment strategies until the transition, so the Target Fund’s portfolio at the time of transition may differ from the April 30, 2022 portfolio.  As such, the changes required to align the Target Fund’s portfolio with the Acquiring Fund’s portfolio may be more extensive than discussed herein.  The Target Fund’s and Acquiring Fund’s most recent publicly available portfolio holdings are on the Funds’ website at https://www.americanbeaconfunds.com/Holdings.aspx.aspx.

	Shares	Fair Value

COMMON STOCKS - 96.03%
Communication Services - 1.09%
Entertainment - 0.51%
Cinemark Holdings, Inc.A	45,771	$725,928

Media - 0.58%
Liberty Broadband Corp., Class CA	7,361	823,107

Total Communication Services		1,549,035

Consumer Discretionary - 13.79%
Auto Components - 1.79%
Dana, Inc.	41,236	610,705
Lear Corp.	15,125	1,935,093

		2,545,798

Diversified Consumer Services - 0.54%
Adtalem Global Education, Inc.A	26,120	765,577

Hotels, Restaurants & Leisure - 4.78%
Aramark	32,630	1,182,837
Marriott Vacations Worldwide Corp.	9,542	1,424,907
MGM Resorts International	15,214	624,383
SeaWorld Entertainment, Inc.A	19,898	1,341,921
Travel + Leisure Co.	27,357	1,517,766

	Shares	Fair Value
Wyndham Hotels & Resorts, Inc.	8,199	721,184

		6,812,998

Household Durables - 2.12%
Mohawk Industries, Inc.A	7,627	1,075,865
Newell Brands, Inc.	83,974	1,943,998

		3,019,863

Specialty Retail - 2.47%
Advance Auto Parts, Inc.	5,579	1,113,736
CarMax, Inc.A B	13,686	1,173,985
Gap, Inc.B	37,739	468,718
Lithia Motors, Inc.	2,708	766,716

		3,523,155

Textiles, Apparel & Luxury Goods - 2.09%
Gildan Activewear, Inc.	27,491	931,395
PVH Corp.	10,780	784,569
Ralph Lauren Corp.	2,880	300,499
Skechers USA, Inc., Class AA	25,340	970,522

		2,986,985

Total Consumer Discretionary		19,654,376

Consumer Staples - 1.80%
Beverages - 0.79%
Coca-Cola Europacific Partners PLC	22,407	1,119,230

Food & Staples Retailing - 1.01%
U.S. Foods Holding Corp.A	38,461	1,446,903

Total Consumer Staples		2,566,133

Energy - 6.34%
Energy Equipment & Services - 1.94%
Baker Hughes Co.	6,728	208,703
Halliburton Co.	33,560	1,195,407
NOV, Inc.	51,547	934,547

COMMON STOCKS - 96.03% (continued)
Energy - 6.34% (continued)
Energy Equipment & Services - 1.94% (continued)
TechnipFMC PLCA	61,762	$427,393

		2,766,050

Oil, Gas & Consumable Fuels - 4.40%
APA Corp.	33,873	1,386,422
Cenovus Energy, Inc.	34,980	646,430
Cheniere Energy, Inc.	4,820	654,604
EQT Corp.	17,735	704,966
Hess Corp.	14,350	1,479,055
Pioneer Natural Resources Co.	6,031	1,402,027

		6,273,504

Total Energy		9,039,554

Financials - 24.05%
Banks - 5.73%
Fifth Third Bancorp	33,025	1,239,428
KeyCorp	61,470	1,186,986
M&T Bank Corp.	10,766	1,794,046
Pinnacle Financial Partners, Inc.	6,060	469,953
Regions Financial Corp.	64,484	1,336,109
Signature Bank	4,405	1,067,111

	Shares	Fair Value
Texas Capital Bancshares, Inc.A	21,034	1,080,306

		8,173,939

Capital Markets - 2.58%
Evercore, Inc., Class A	4,408	466,146
Invesco Ltd.	43,006	790,450
Jefferies Financial Group, Inc.	36,448	1,121,140
Northern Trust Corp.	12,631	1,301,625

		3,679,361

Consumer Finance - 3.28%
Ally Financial, Inc.	44,693	1,785,932
OneMain Holdings, Inc.	24,218	1,112,333
PROG Holdings, Inc.A	45,673	1,208,964
SLM Corp.	33,630	562,630

		4,669,859

Diversified Financial Services - 2.07%
Equitable Holdings, Inc.	54,988	1,585,304
Voya Financial, Inc.	21,590	1,363,193

		2,948,497

Insurance - 10.39%
American Financial Group, Inc.	4,796	664,150
American International Group, Inc.	35,719	2,089,919
Arch Capital Group Ltd.A	26,072	1,190,708
Assurant, Inc.	5,174	941,047
Axis Capital Holdings Ltd.	75,944	4,353,870
CNO Financial Group, Inc.	58,644	1,415,666
Fidelity National Financial, Inc.	22,285	887,389
Markel Corp.A	536	725,358
Reinsurance Group of America, Inc.	11,743	1,260,259
Willis Towers Watson PLC	5,940	1,276,268

		14,804,634

Total Financials		34,276,290

COMMON STOCKS - 96.03% (continued)
Health Care - 8.81%
Health Care Equipment & Supplies - 2.82%
Envista Holdings Corp.A	20,044	$794,143
Hologic, Inc.A	12,141	874,031
LivaNova PLCA	12,247	938,855
Zimmer Biomet Holdings, Inc.	11,683	1,410,722

		4,017,751

Health Care Providers & Services - 4.74%
Cardinal Health, Inc.	11,694	678,837
Encompass Health Corp.	16,299	1,121,860
Fresenius Medical Care AG & Co. KGaA, ADR	43,297	1,339,176
Henry Schein, Inc.A	11,426	926,649
McKesson Corp.	4,082	1,263,828
Universal Health Services, Inc., Class B	11,665	1,429,312

		6,759,662

Life Sciences Tools & Services - 0.60%
Avantor, Inc.A	26,846	855,851

Pharmaceuticals - 0.65%
Perrigo Co. PLC	27,034	927,266

Total Health Care		12,560,530

Industrials - 15.66%
Aerospace & Defense - 1.94%
BWX Technologies, Inc.	19,426	1,008,598

	Shares	Fair Value
L3Harris Technologies, Inc.	4,886	1,134,822
TransDigm Group, Inc.A	1,057	628,714

		2,772,134

Airlines - 0.29%
Alaska Air Group, Inc.A	7,582	412,385

Building Products - 2.00%
Carlisle Cos., Inc.	4,931	1,278,904
JELD-WEN Holding, Inc.A	75,544	1,570,560

		2,849,464

Commercial Services & Supplies - 0.90%
Republic Services, Inc.	9,506	1,276,371

Construction & Engineering - 2.27%
AECOM	19,235	1,357,222
MasTec, Inc.A	11,705	842,877
MDU Resources Group, Inc.	40,424	1,041,322

		3,241,421

Electrical Equipment - 0.90%
Vertiv Holdings Co.	101,896	1,276,757

Machinery - 4.52%
Dover Corp.	9,538	1,271,415
Fortive Corp.	18,016	1,035,920
Stanley Black & Decker, Inc.	8,657	1,040,139
Terex Corp.	39,587	1,345,958
Westinghouse Air Brake Technologies Corp.	19,442	1,748,030

		6,441,462

Professional Services - 0.53%
Alight, Inc., Class AA	87,488	751,522

COMMON STOCKS - 96.03% (continued)
Industrials - 15.66% (continued)
Road & Rail - 1.09%
JB Hunt Transport Services, Inc.	7,676	$1,311,445
Ryder System, Inc.	3,551	248,215

		1,559,660

Trading Companies & Distributors - 1.22%
AerCap Holdings NVA	37,258	1,740,321

Total Industrials		22,321,497

Information Technology - 5.51%
Electronic Equipment, Instruments & Components - 2.07%
Avnet, Inc.	35,132	1,533,863
Mirion Technologies, Inc.A	119,918	946,153
Zebra Technologies Corp., Class AA	1,268	468,729

		2,948,745

IT Services - 2.24%
Cognizant Technology Solutions Corp., Class A	14,119	1,142,227
Global Payments, Inc.	8,930	1,223,232
SS&C Technologies Holdings, Inc.	12,897	833,920

		3,199,379

Semiconductors & Semiconductor Equipment - 0.88%
Microchip Technology, Inc.	19,162	1,249,362

Technology Hardware, Storage & Peripherals - 0.32%
Hewlett Packard Enterprise Co.	30,115	464,072

	Shares	Fair Value
Total Information Technology		7,861,558

Materials - 7.79%
Chemicals - 6.96%
Axalta Coating Systems Ltd.A	78,652	1,995,401
Corteva, Inc.	12,280	708,433
Dow, Inc.	20,306	1,350,349
Eastman Chemical Co.	7,651	785,528
Element Solutions, Inc.	105,296	2,171,204
International Flavors & Fragrances, Inc.	11,319	1,372,995
Olin Corp.	26,852	1,541,305

		9,925,215

Containers & Packaging - 0.83%
Sealed Air Corp.	18,449	1,184,610

Total Materials		11,109,825

Real Estate - 5.15%
Equity Real Estate Investment Trusts (REITs) - 4.61%
American Campus Communities, Inc.	14,299	924,717
AvalonBay Communities, Inc.	2,936	667,881
Lamar Advertising Co., Class A	7,213	796,387
Medical Properties Trust, Inc.	25,851	475,400
STAG Industrial, Inc.	19,100	712,812
VICI Properties, Inc.	100,494	2,995,731

		6,572,928

COMMON STOCKS - 96.03% (continued)
Real Estate - 5.15% (continued)
Real Estate Management & Development - 0.54%
Howard Hughes Corp.A	7,631	$765,313

Total Real Estate		7,338,241

Utilities - 6.04%
Electric Utilities - 4.47%
Edison International	27,130	1,866,273
Entergy Corp.	13,456	1,599,245
NRG Energy, Inc.	41,869	1,503,097
Pinnacle West Capital Corp.	19,649	1,399,009

		6,367,624

Gas Utilities - 0.52%
UGI Corp.	21,713	744,756

Multi-Utilities - 1.05%
CenterPoint Energy, Inc.	48,876	1,496,094

Total Utilities		8,608,474

Total Common Stocks (Cost $107,684,785)		136,885,513

SHORT-TERM INVESTMENTS - 4.16% (Cost $5,926,941)
Investment Companies - 4.16%
American Beacon U.S. Government Money Market Select Fund, 0.15%C D	5,926,941	5,926,941

TOTAL INVESTMENTS - 100.19% (Cost $113,611,726)		142,812,454
LIABILITIES, NET OF OTHER ASSETS - (0.19%)		(265,872)

TOTAL NET ASSETS - 100.00%		$142,546,582

Percentages are stated as a percent of net assets.

A Non-income producing security.
B All or a portion of this security is on loan, collateralized by either cash and/or U.S. Treasuries, at April 30, 2022 (Note 9).
C The Fund is affiliated by having the same investment advisor.
D 7-day yield.

ADR - American Depositary Receipt.
PLC - Public Limited Company.

Long Futures Contracts Open on April 30, 2022:

Equity Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)

CME e-Mini Standard & Poor's MidCap 400 Index Futures	22	June 2022	$5,684,628	$5,489,220	$(195,408)

			$5,684,628	$5,489,220	$(195,408)

Index Abbreviations:

CME	Chicago Mercantile Exchange.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of April 30, 2022, the investments were classified as described below:

Mid-Cap Value Fund	Level 1	Level 2	Level 3	Total

Assets
Common Stocks	$136,885,513	$—	$—	$136,885,513
Short-Term Investments	5,926,941	—	—	5,926,941

Total Investments in Securities - Assets	$142,812,454	$—	$—	$142,812,454

Financial Derivative Instruments - Liabilities
Futures Contracts	$(195,408)	$—	$—	$(195,408)

Total Financial Derivative Instruments - Liabilities	$(195,408)	$—	$—	$(195,408)

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the period ended April 30, 2022, there were no transfers into or out of Level 3.

There are no material differences in the accounting, valuation and tax policies of the Target Fund as compared to those of the Acquiring Fund.

PART C.  OTHER INFORMATION
Item 15.          Indemnification
See (i) the Amended and Restated Declaration of Trust (the “Declaration of Trust”) of American Beacon Funds (the “Trust” or the “Registrant”), dated August 20, 2019, attached as Exhibit (a)(1) to Post-Effective Amendment No. 355 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-11387 and 811-04984) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”) on October 25, 2019 (“PEA No. 355”), and (ii) the Amended and Restated By-Laws (the “By-Laws”), attached as Exhibit (b) to PEA No. 355.

Article XI of the Declaration of Trust of the Trust provides that:

Limitation of Liability

Section 1. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees and officers of the Trust shall not be responsible for or liable in any event for neglect or wrongdoing of them or any officer, agent, employee or investment advisor of the Trust, and shall not be liable for errors of judgment or mistakes of fact or law, but nothing contained herein shall protect any Trustee or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Indemnification

Section 2.

(a)	Subject to the exceptions and limitations contained in paragraph (b) below:

(i)          every person who is, or has been, a Trustee or officer or employee of the Trust or is or was serving at the request of the Trust as a trustee, director, officer, employee or agent of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (“Covered Person”) shall be indemnified by the Trust and each Series to the fullest extent permitted by law, including the 1940 Act and the rules and regulations thereunder as amended from time to time and interpretations thereunder, against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in the settlement thereof;

(ii)         subject to the provisions of this Section 2, each Covered Person shall, in the performance of his or her duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the records, books and accounts of the Trust or, as applicable, any Series, upon an opinion or other advice of legal counsel, or upon reports made or advice given to the Trust or, as applicable, any Series, by any Trustee or any of its officers, employees, or a service provider selected with reasonable care by the Trustees or officers of the Trust, regardless of whether the person rendering such report or advice may also be a Trustee, officer or employee of the Trust or, as applicable, any Series.

(iii)        as used herein, the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, investigative or other, including appeals), actual or threatened, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities whatsoever.

(b)          To the extent required under the 1940 Act and the rules and regulations thereunder as amended from time to time and interpretations thereunder, but only to such extent no indemnification shall be provided hereunder to a Covered Person:

(i)          who shall have been adjudicated by a court or body before which the proceeding was brought to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office; or

(ii)         in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office: (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial‑type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial‑type inquiry);

(c)          The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Covered Person and shall inure to the benefit of the heirs, executors and administrators of such Covered Person. Nothing contained herein shall affect any rights to indemnification to which any Covered Person or other person may be entitled by contract or otherwise under law or prevent the Trust from entering into any contract to provide indemnification to any Covered Person or other Person.

(d)          To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

(e)          To the maximum extent permitted by applicable law, including Section 17(h) of the 1940 Act and the rules and regulations thereunder as amended from time to time and interpretations thereunder, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 2 shall be paid by the Trust or the applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him or her to the Trust or a Series, as applicable, if it is ultimately determined that he or she is not entitled to indemnification under this Section 2; provided, however, that any such advancement will be made in accordance with any conditions required by the Commission.

The advancement of any expenses pursuant to this Section 2(e) shall under no circumstances be considered a “loan” under the Sarbanes-Oxley Act of 2002, as amended from time to time, or for any other reason.

(f)          Any repeal or modification of this Article XI or adoption or modification of any other provision of this Declaration of Trust inconsistent with this Article XI shall be prospective only to the extent that such repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification or right to advancement of expenses available to any Covered Person with respect to any act or omission that occurred prior to such repeal, modification or adoption.

(g)          Notwithstanding any other provision in this Declaration of Trust to the contrary, any liability and/or expense against which any Covered Person is indemnified under this Section 2 and any advancement of expenses that any Covered Person is entitled to be paid under Section 2(e) shall be deemed to be joint and several obligations of the Trust and each Series, and the assets of the Trust and each Series shall be subject to the claims of any Covered Person therefor under this Article XI; provided that (a) any such liability, expense or obligation may be allocated and charged by the Trustees between or among the Trust and/or any one or more Series (and Classes) in such manner as the Trustees in their sole discretion deem fair and equitable; and (b) the Trustees may determine that any such liability, expense or obligation should not be allocated to one or more Series (and Classes), and such Series or Classes shall not be liable therefor as provided under Article III, Section 4.

(h)          Without limiting the foregoing, the Trust may, in connection with any transaction permitted by this Declaration of Trust, including the acquisition of assets subject to liabilities or a merger or consolidation pursuant to Article XII, Section 2, assume the obligation to indemnify any person including a Covered Person or otherwise contract to provide such indemnification, and such indemnification shall not be subject to the terms of this Article XI, Section 2 unless otherwise required under applicable law.

According to Article XII, Section 1 of the Amended and Restated Declaration of Trust, nothing in the Amended and Restated Declaration of Trust shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association. Trustees are not liable personally to any person extending credit to, contracting with or having any claim against the Trust, a particular Series or the Trustees. A Trustee, however, is not protected from liability due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Article V, Section 5 provides that, subject to the provisions of Article XI, the Trustees shall not be liable for any act or omission in accordance with certain advice of counsel or other experts or for failing to follow such advice.

Numbered Paragraph 10 of the Management Agreement provides that:

10. Limitation of Liability of the Manager. The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Trust or any Fund in connection with the matters to which this Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, partner, employee, or agent of the Manager, who may be or become an officer, Board member, employee or agent of a Trust shall be deemed, when rendering services to a Trust or acting in any business of a Trust, to be rendering such services to or acting solely for a Trust and not as an officer, partner, employee, or agent or one under the control or direction of the Manager even though paid by it. The U.S. federal and state securities laws impose liabilities on persons who act in good faith, and, therefore, nothing in this Agreement is intended to limit the obligations of the Manager under such laws. This Paragraph 10 does not in any manner preempt any separate written indemnification commitments made by the Manager with respect to any matters encompassed by this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Shapiro Capital Management, LLC. provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

Section 4.2 of the Distribution Agreement provides that:

(a)   Notwithstanding anything in this Agreement to the contrary, Resolute shall not be responsible for, and the Client shall on behalf of each applicable Fund or Class thereof, indemnify and hold harmless Resolute, its employees, directors, officers and managers and any person who controls Resolute within the meaning of section 15 of the Securities Act or section 20 of the Securities Exchange Act of 1934, as amended, (for purposes of this Section 4.2(a), “Resolute Indemnitees”) from and against, any and all losses, damages, costs, charges, reasonable counsel fees, payments, liabilities and other expenses of every nature and character (including, but not limited to, direct and indirect reasonable reprocessing costs) arising out of or attributable to all and any of the following (for purposes of this Section 4.2(a), a “Resolute Claim”)

(i)   any material action (or omission to act) of Resolute or its agents taken in connection with this Agreement; provided, that such action (or omission to act) is taken in good faith and without willful misfeasance, negligence or reckless disregard by Resolute, or its affiliates, of its duties and obligations under this Agreement;

(ii)  any untrue statement of a material fact contained in the Registration Statement or arising out of or based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished to the Client in connection with the preparation of the Registration Statement or exhibits to the Registration Statement by or on behalf of Resolute;

(iii) any material breach of the Clients’ agreements, representations, warranties, and covenants in Sections 2.9 and 5.2 of this Agreement; or

(iv)  the reliance on or use by Resolute or its agents or subcontractors of information, records, documents or services which have been prepared, maintained or performed by the Client or any agent of the Client, including but not limited to any Predecessor Records provided pursuant to Section 2.9(b).

(b)   Resolute will indemnify, defend and hold the Client and their several officers and members of their Governing Bodies and any person who controls the Client within the meaning of section 15 of the Securities Act or section 20 of the Securities Exchange Act of 1934, as amended, (collectively, the “Client Indemnitees” and, with the Resolute Indemnitees, an “Indemnitee”), free and harmless from and against any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character (including the cost of investigating or defending such claims, demands, actions, suits or liabilities and any reasonable counsel fees incurred in connection therewith), but only to the extent that such claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses result from, arise out of or are based upon all and any of the following (for purposes of this Section 4.2(c), a “Client Claim” and, with a Resolute Claim, a “Claim”):

(i)  any material action (or omission to act) of Resolute or its agents taken in connection with this Agreement, provided that such action (or omission to act) is taken in good faith and without willful misfeasance, negligence or reckless disregard by Resolute, or its affiliates, of its duties and obligations under this Agreement.

(ii)  any untrue statement of a material fact contained in the Registration Statement or any alleged omission of a material fact required to be stated or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon, and in conformity with, information furnished to the Client in writing in connection with the preparation of the Registration Statement by or on behalf of Resolute; or

(iii) any material breach of Resolute’s agreements, representations, warranties and covenants set forth in Section 2.4 and 5.1 hereof.

(c)  The Client or Resolute (for purpose of this Section 4.2(d), an “Indemnifying Party”) may assume the defense of any suit brought to enforce any Resolute Claim or Client Claim, respectively, and may retain counsel chosen by the Indemnifying Party and approved by the other Party, which approval shall not be unreasonably withheld or delayed. The Indemnifying Party shall advise the other Party that it will assume the defense of the suit and retain counsel within ten (10) days of receipt of the notice of the claim. If the Indemnifying Party assumes the defense of any such suit and retains counsel, the other Party shall bear the fees and expenses of any additional counsel that they retain. If the Indemnifying Party does not assume the defense of any such suit, or if other Party does not approve of counsel chosen by the Indemnifying Party, or if the other Party has been advised that it may have available defenses or claims that are not available to or conflict with those available to the Indemnifying Party, the Indemnifying Party will reimburse any Indemnitee named as defendant in such suit for the reasonable fees and expenses of any counsel that the Indemnitee retains. An Indemnitee shall not settle or confess any claim without the prior written consent of the applicable Client, which consent shall not be unreasonably withheld or delayed.

(d)   An Indemnifying Party’s obligation to provide indemnification under this section is conditioned upon the Indemnifying Party receiving notice of any action brought against an Indemnitee within twenty (20) days after the summons or other first legal process is served. Such notice shall refer to the Person or Persons against whom the action is brought. The failure to provide such notice shall not relieve the Indemnifying Party of any liability that it may have to any Indemnitee except to the extent that the ability of the party entitled to such notice to defend such action has been materially adversely affected by the failure to provide notice.

(e)   The provisions of this section and the parties’ representations and warranties in this Agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Indemnitee and shall survive the sale and redemption of any Shares made pursuant to subscriptions obtained by Resolute. The indemnification provisions of this section will inure exclusively to the benefit of each person that may be an Indemnitee at any time and their respective successors and assigns (it being intended that such persons be deemed to be third party beneficiaries under this Agreement).

Section 4.3 of the Distribution Agreement provides that:

Notwithstanding anything in this Agreement to the contrary, except as specifically set forth below:

(a)   Neither Party shall be liable for losses, delays, failure, errors, interruption or loss of data occurring directly or indirectly by reason of circumstances beyond its reasonable control, including, without limitation, acts of God; action or inaction of civil or military authority; public enemy; war; terrorism; riot; fire; flood; sabotage; epidemics; labor disputes; civil commotion; interruption, loss or malfunction of utilities, transportation, computer or communications capabilities; insurrection; or elements of nature;

(b)   Neither Party shall be liable for any consequential, special or indirect losses or damages suffered by the other Party, whether or not the likelihood of such losses or damages was known by the Party;

(c)   No affiliate, director, officer, employee, manager, shareholder, partner, agent, counsel or consultant of either Party shall be liable at law or in equity for the obligations of such Party under this Agreement or for any damages suffered by the other Party related to this Agreement;

(d)    There are no third party beneficiaries of this Agreement;

(e)   Each Party shall have a duty to mitigate damages for which the other Party may become responsible;

(f)   The assets and liabilities of each Fund are separate and distinct from the assets and liabilities of each other Fund, and no Fund shall be liable or shall be charged for any debt, obligation or liability of any other Fund, whether arising under this Agreement or otherwise; and in asserting any rights or claims under this Agreement, Resolute shall look only to the assets and property of the Fund to which Resolute’s rights or claims relate in settlement of such rights or claims; and

(g)   Each Party agrees promptly to notify the other party of the commencement of any litigation or proceeding of which it becomes aware arising out of or in any way connected with the issuance or sale of Shares.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Supplemental Limited Indemnification from the Manager

ABA shall indemnify and hold harmless Indemnitee, in his or her individual capacity, from and against any cost, asserted claim, liability or expense, including reasonable legal fees (collectively, “Liability”) based upon or arising out of (i) any duty of ABA under the Management Agreement (including ABA’s failure or omission to perform such duty), and (ii) any liability or claim against Indemnitee arising pursuant to Section 11 of the Securities Act of 1933, as amended, Rule 10b-5 under the Securities Exchange Act of 1934, as amended, and any similar or related federal, state or common law statutes, rules or interpretations. ABA’s indemnification obligations under this Letter Agreement shall be limited to civil and administrative claims or proceedings.

Item 16.          Exhibits
(1)	(a)
Amended and Restated Declaration of Trust, dated August 20, 2019, is incorporated by reference to Post-Effective Amendment No. 355 to the Registrant’s Registration Statement on Form N-1A, File No. 033-11387, filed October 25, 2019 (“PEA No. 355”)

(b)
Certificate of Designation for American Beacon Shapiro Equity Opportunities Fund and American Beacon Shapiro SMID Cap Equity Fund, is incorporated by reference to Post-Effective Amendment No. 297 to the Registrant’s Registration Statement on Form N-1A, File No. 033-11387, filed September 11, 2017 (“PEA No. 297”)

(2)		Amended and Restated By-Laws, effective as of August 20, 2019, is incorporated by reference to PEA No. 355
(3)		Voting Trust Agreements – (not applicable)
(4)		Plan of Reorganization and Termination – (filed herewith as Appendix A to the Combined Proxy Statement and Prospectus)
(5)
Rights of holders of the securities being registered are contained in Articles III, VIII, X, XI and XII of the Registrant’s Amended and Restated Declaration of Trust and Articles II, III, VI, VII and VIII of the Registrant’s Amended and Restated By-Laws

(6)	(a)(i)
Management Agreement by and among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated April 4, 2016, is incorporated by reference to Post-Effective Amendment No. 258 to the Registrant’s Registration Statement on Form N-1A, File No. 033-11387, filed May 19, 2016

(a)(ii)
Amendment to Management Agreement by and among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated June 23, 2016, is incorporated by reference to Post-Effective Amendment No. 269 to the Registrant’s Registration Statement on Form N-1A, File No. 033-11387, filed December 23, 2016

(a)(iii)
Nineteenth Amendment to Management Agreement by and among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated August 2, 2021, is incorporated by reference to Post-Effective Amendment No. 389 to the Registrant’s Registration Statement on Form N-1A, File No. 033-11387, filed August 27, 2021 (“PEA No. 389”)

	(b)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Shapiro Capital Management, LLC, dated September 5, 2017, is incorporated by reference to PEA No. 297
(7)	(a)
Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated March 1, 2018, is incorporated by reference to Post-Effective Amendment No. 312 to the Registrant’s Registration Statement on Form N-1A, File No. 033-11387, filed March 28, 2018

(b)
Fifteenth Amendment to the Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated October 11, 2021, is incorporated by reference to Post-Effective Amendment No. 391 to the Registrant’s Registration Statement on Form N-1A, File No. 033-11387, filed October 28, 2021  (“PEA No. 391”)

(8)		Bonus, profit sharing or pension plans – (none)

(9)	(a)
Custodian Agreement between Registrant and State Street Bank and Trust Company, dated December 1, 1997, is incorporated by reference to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement on Form N-1A, File No. 033-11387, filed February 27, 1998 (“PEA No. 24”)

	(b)	Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, effective August 3, 2021, is incorporated by reference to PEA No. 389
(10)	(a)(i)
Distribution Plan pursuant to Rule 12b-1 for the A Class, dated February 16, 2010, is incorporated by reference to Post-Effective Amendment No. 88 to the Registrant’s Registration Statement on Form N-1A, File No. 033-11387, filed May 17, 2010

	(a)(ii)	Amended and Restated Schedule A to the Distribution Plan pursuant to Rule 12b-1 for the A Class, effective October 11, 2021, is incorporated by reference to PEA No. 391
(b)(i)
Distribution Plan pursuant to Rule 12b-1 for the C Class, dated May 25, 2010, is incorporated by reference to Post-Effective Amendment No. 90 to the Registrant’s Registration Statement on Form N-1A, File No. 033-11387, filed June 15, 2010 (“PEA No. 90”)

	(b)(ii)	Amended and Restated Schedule A to the Distribution Plan pursuant to Rule 12b-1 for the C Class, effective October 11, 2021, is incorporated by reference to PEA No. 391
	(c)	Amended and Restated Plan Pursuant to Rule 18f-3, dated November 12, 2019, is incorporated by reference to PEA No. 391
(11)		Opinion and Consent of Counsel – (filed herewith)
(12)		Opinion of Counsel on Tax Matters – (to be filed by subsequent amendment)
(13)		Other Material Contracts
(a)(i)
Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company, dated January 1, 1998 (subsequently assigned to DST Asset Manager Solutions, Inc.), is incorporated by reference to PEA No. 24

(a)(ii)
Amendment to Transfer Agency and Service Agreement regarding anti-money laundering procedures, dated September 24, 2002, is incorporated by reference to Post-Effective Amendment No. 42 to the Registrant’s Registration Statement on Form N-1A, File No. 033-11387, filed February 28, 2003

(a)(iii)
Amendment to Transfer Agency and Service Agreement to replace fee schedule, dated March 26, 2004, is incorporated by reference to Post-Effective Amendment No. 64 to the Registrant’s Registration Statement on Form N-1A, File No. 033-11387, filed March 1, 2007

(a)(iv)
Amendment to Transfer Agency and Service Agreement, dated January 17, 2017, is incorporated by reference to Post-Effective Amendment No. 278 to the Registrant’s Registration Statement on Form N-1A, File No. 033-11387, filed February 28, 2017

(a)(v)
Amendment to Transfer Agency and Service Agreement, dated September 11, 2017, is incorporated by reference to Post-Effective Amendment No. 298 to the Registrant’s Registration Statement on Form N-1A, File No. 033-11387, filed September 15, 2017

(a)(vi)
Amendment to Transfer Agency and Service Agreement, dated October 16, 2017, is incorporated by reference to Post-Effective Amendment No. 303 to the Registrant’s Registration Statement on Form N-1A, File No. 033-11387, filed November 14, 2017

(a)(vii)
Amendment to and Assignment of Transfer Agency and Service Agreement from State Street Bank and Trust Company to Boston Financial Data Services, Inc., dated September 5, 2017 (on January 1, 2018, BFDS was re-named DST Asset Manager Solutions, Inc.), is incorporated by reference to Post-Effective Amendment No. 313 to the Registrant’s Registration Statement on Form N-1A, File No. 033-11387, filed April 25, 2018

(a)(viii)
Amendment to Transfer Agency and Service Agreement, dated July 30, 2018, is incorporated by reference to Post-Effective Amendment No. 319 to the Registrant’s Registration Statement on Form N-1A, File No. 033-11387, filed September 14, 2018

(a)(ix)
Amendment to Transfer Agency and Service Agreement, dated November 16, 2018, is incorporated by reference to Post-Effective Amendment No. 330 to the Registrant’s Registration Statement on Form N-1A, File No. 033-11387, filed December 21, 2018

(a)(x)
Amendment to Transfer Agency and Service Agreement, dated February 25, 2019, is incorporated by reference to Post-Effective Amendment No. 348 to the Registrant’s Registration Statement on Form N-1A, File No. 033-11387, filed April 30, 2019

(a)(xi)
Amendment to Transfer Agency and Service Agreement, dated October 31, 2019, is incorporated by reference to Post-Effective Amendment No. 357 to the Registrant’s Registration Statement on Form N-1A, File No. 033-11387, filed November 22, 2019 (“PEA No. 357”)

(a)(xii)
Amendment to Transfer Agency and Service Agreement, dated January 13, 2020, is incorporated by reference to Post-Effective Amendment No. 362 to the Registrant’s Registration Statement on Form N-1A, File No. 033-11387, filed February 14, 2020

(a)(xiii)
Amendment to Transfer Agency and Service Agreement, dated February 18, 2020, is incorporated by reference to Post-Effective Amendment No. 364 to the Registrant’s Registration Statement on Form N-1A, File No. 033-11387, filed February 28, 2020

(a)(xiv)
Amendment to Transfer Agency and Service Agreement, dated April 30, 2020, is incorporated by reference to Post-Effective Amendment No. 368 to the Registrant’s Registration Statement on Form N-1A, File No. 033-11387, filed May 28, 2020 (“PEA No. 368”)

(a)(xv)
Amendment to Transfer Agency and Service Agreement, dated June 30, 2020, is incorporated by reference to Post-Effective Amendment No. 374 to the Registrant’s Registration Statement on Form N-1A, File No. 033-11387, filed August 28, 2020 (“PEA No. 374”)

(a)(xvi)
Amendment to Transfer Agency and Service Agreement, dated August 25, 2020, is incorporated by reference to Post-Effective Amendment No. 377 to the Registrant’s Registration Statement on Form N-1A, File No. 033-11387, filed September 10, 2020

(a)(xvii)
Amendment to Transfer Agency and Service Agreement, dated October 27, 2020, is incorporated by reference to Post-Effective Amendment No. 381 to the Registrant’s Registration Statement on Form N-1A, File No. 033-11387, filed October 28, 2020 (“PEA No. 381”)

(a)(xviii)
Amendment to Transfer Agency and Service Agreement, dated October 30, 2020, is incorporated by reference to Post-Effective Amendment No. 383 to the Registrant’s Registration Statement on Form N-1A, File No. 033-11387, filed December 14, 2020 (“PEA No. 383”)

(a)(xix)
Amendment to Transfer Agency and Service Agreement, dated January 11, 2021, is incorporated by reference to Post-Effective Amendment No. 385 to the Registrant’s Registration Statement on Form N-1A, File No. 033-11387, filed January 29, 2021

(a)(xx)	Amendment to Transfer Agency and Service Agreement, dated July 12, 2021, is incorporated by reference to PEA No. 389
(a)(xxi)	Amendment to Transfer Agency and Service Agreement, dated September 27, 2021, is incorporated by reference to PEA No. 391
(b)(i)
Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, and American Beacon Advisors, Inc., dated April 30, 2017, is incorporated by reference to PEA No. 381

(b)(ii)
First Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund, and American Beacon Advisors, Inc., dated May 8, 2018, is incorporated by reference to PEA No. 381

(b)(iii)
Second Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund, and American Beacon Advisors, Inc., dated August 26, 2018, is incorporated by reference to PEA No. 381

(b)(iv)
Third Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., dated March 26, 2019, is incorporated by reference to PEA No. 381

(b)(v)
Fourth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., dated October 15, 2019, is incorporated by reference to PEA No. 381

(b)(vi)
Fifth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., dated January 13, 2020, is incorporated by reference to PEA No. 381

(b)(vii)
Sixth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., effective April 30, 2020, is incorporated by reference to PEA No. 381

(b)(viii)
Seventh Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., effective July 31, 2020, is incorporated by reference to PEA No. 381

(b)(ix)
Eighth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., effective September 10, 2020, is incorporated by reference to PEA No. 381

(b)(x)
Ninth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., effective September 30, 2020, is incorporated by reference to PEA No. 381

(b)(xi)
Tenth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., effective November 2, 2020, is incorporated by reference to PEA No. 383

(b)(xii)
Eleventh Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., effective August 2, 2021, is incorporated by reference to PEA No. 389

(b)(xiii)
Twelfth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust and American Beacon Advisors, Inc., effective May 23, 2022, is incorporated by reference to Post-Effective Amendment No. 395 to the Registrant’s Registration Statement on Form N-1A, File No. 033-11387, filed May 27, 2022

(c)(i)
Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, dated February 16, 2017, is incorporated by reference to Post-Effective Amendment No. 300 to the Registrant’s Registration Statement on Form N-1A, File No. 033-11387, filed October 23, 2017 (“PEA No. 300”)

(c)(ii)
Joinder and First Amendment to Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, dated June 21, 2017, is incorporated by reference to PEA No. 300

(c)(iii)
Second Amendment to Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, dated September 18, 2017, is incorporated by reference to PEA No. 300

(c)(iv)
Third Amendment to Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, dated December 31, 2018, is incorporated by reference to Post-Effective Amendment No. 351 to the Registrant’s Registration Statement on Form N-1A, File No. 033-11387, filed May 15, 2019

(c)(v)
Fourth Amendment to Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, dated September 6, 2019, is incorporated by reference to PEA No. 374

	(c)(vi)	Fifth Amendment to Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, dated May 12, 2020, is incorporated by reference to PEA No. 368
(c)(vii)
Sixth Amendment to Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, dated May 27, 2020, is incorporated by reference to Post-Effective Amendment No. 370 to the Registrant’s Registration Statement on Form N-1A, File No. 033-11387, filed June 18, 2020

(d)(i)
Administrative Services Agreement by and among American Beacon Funds, American Beacon Institutional Funds Trust, American Beacon Advisors, Inc. and Parametric Portfolio Associates LLC, dated June 10, 2019, is incorporated by reference to PEA No. 357

(d)(ii)
First Amendment to Administrative Services Agreement by and among American Beacon Funds, American Beacon Institutional Funds Trust, American Beacon Advisors, Inc. and Parametric Portfolio Associates LLC, effective April 30, 2020, is incorporated by reference to PEA No. 368

(e)
Service Plan Agreement for the American Beacon Funds Investor Class, dated March 6, 2009, is incorporated by reference to Post-Effective Amendment No. 77 to the Registrant’s Registration Statement on Form N-1A, File No. 033-11387, filed August 3, 2009

(f)(i)
Service Plan Agreement for the American Beacon Funds A Class, dated February 16, 2010, is incorporated by reference to Post-Effective Amendment No. 84 to the Registrant’s Registration Statement on Form N-1A, File No. 033-11387, filed March 16, 2010

	(f)(ii)	Amended and Restated Schedule A to the Service Plan Agreement for the American Beacon Funds A Class, effective October 11, 2021, is incorporated by reference to PEA No. 391
	(g)(i)	Service Plan Agreement for the American Beacon Funds C Class, dated May 25, 2010, is incorporated by reference to PEA No. 90
	(g)(ii)	Amended and Restated Schedule A to the Service Plan Agreement for the American Beacon Funds C Class, effective October 11, 2021, is incorporated by reference to PEA No. 391
	(h)	Form of Fee Waiver/Expense Reimbursement Agreement for American Beacon Shapiro SMID Cap Equity Fund – (filed herewith)
(14)	(a)	Consent of Independent Registered Public Accounting Firm of the Target Fund – (filed herewith)
	(b)	Consent of Independent Registered Public Accounting Firm of the Acquiring Fund – (filed herewith)
(15)		Financial Statements Omitted Pursuant to Item 14(a)(1) – (not applicable)
(16)		Powers of Attorney – (filed herewith)

(17)		Other Exhibits
	(a)	Form of Proxy Card – (filed herewith)
(18)		Filing fee tables – (not applicable)

Item 17.   Undertakings
(1)    The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the re-offerings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant undertakes to file an opinion of counsel supporting the tax matters and consequences to shareholders discussed in the Combined Proxy Statement and Prospectus in a Post-Effective Amendment to this Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irving and the State of Texas on the 30th day of June, 2022.

AMERICAN BEACON FUNDS

By:	/s/ Jeffrey K. Ringdahl
Jeffrey K. Ringdahl
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form N-14 has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date

/s/ Jeffrey K. Ringdahl	President (Principal Executive Officer)	June 30, 2022
Jeffrey K. Ringdahl

/s/ Sonia L. Bates	Treasurer (Principal Financial Officer and Principal Accounting Officer)	June 30, 2022
Sonia L. Bates

Gilbert G. Alvarado*	Trustee	June 30, 2022
Gilbert G. Alvarado

Joseph B. Armes*	Trustee	June 30, 2022
Joseph B. Armes

Gerard J. Arpey*	Trustee	June 30, 2022
Gerard J. Arpey

Brenda A. Cline*	Chair and Trustee	June 30, 2022
Brenda A. Cline

Eugene J. Duffy*	Trustee	June 30, 2022
Eugene J. Duffy

Claudia A. Holz*	Trustee	June 30, 2022
Claudia A. Holz

Douglas A. Lindgren*	Trustee	June 30, 2022
Douglas A. Lindgren

Barbara J. McKenna*	Trustee	June 30, 2022
Barbara J. McKenna

*By	/s/ Rosemary K. Behan
Rosemary K. Behan
Attorney-In-Fact

EXHIBIT INDEX

Type:	Description:
EX-99.(11)	Opinion and Consent of Counsel
EX-99.(13)(h)	Form of Fee Waiver/Expense Reimbursement Agreement for American Beacon Shapiro SMID Cap Equity Fund
EX-99.(14)(a)	Consent of Independent Registered Public Accounting Firm of the Target Fund
EX-99.(14)(b)	Consent of Independent Registered Public Accounting Firm of the Acquiring Fund
EX-99.(16)	Powers of Attorney
EX-99.(17)(a)	Form of Proxy Card